UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                    811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

100 South Fifth Street, Suite 2300

                                     Minneapolis, MN 55402-1240

(Address of principal executive offices) (Zip code)

Lee Thoresen, Esq.

RBC Plaza

60 South Sixth Street

                                     Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:(612) 313-1341

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

LETTER FROM THE CIO OF EQUITIES

SOME PATIENCE REQUIRED

We still see the global economy producing sustained growth through 2011 and beyond, despite a slow down and notable risks evolving through the first nine months of the year. Plenty of opportunities exist for active managers, but it will take patience and a strong stomach to navigate these volatile markets.

Equity markets struggled in the final quarter of the twelve month period, with returns worse than at any time since the first quarter of 2009. The main concerns in the quarter were the same as they have been all year – European sovereign debt, the strength of the U.S. recovery, and the pace of economic growth in China. That these concerns affected the market more in the final quarter than prior ones most likely reflects the continuing inability of political authorities to respond constructively to the difficulties.

The pattern of returns when viewed on the basis of economic sectors reflects the poor returns of the market as a whole during the past twelve months. Within the broad market S&P 500 Index, defensive sectors performed best in all capitalization ranges, and across both growth and value. Utilities and Consumer Staples which returned +11.97% and +9.71%, respectively, were the best performing sectors. The worst performing sectors have varied somewhat, but have included, in almost all cases, Materials, which lost -6.28% and Financials, which lost -16.50%.

Large capitalization stocks did better than midcap stocks which in turn performed better than small cap stocks. Over the past 12 months, the Russell 1000 Index returned +0.91%, the Russell Midcap Index lost -0.88%, and the Russell 2000 Index lost -3.53%. Returns to growth and value subgroups were consistent, with the growth stocks outperforming value. Among larger capitalization securities, the Russell 1000 Growth Index returned +3.78% versus a loss of -1.89% for the Russell 1000 Value Index. In the midcap area, the Russell Midcap Growth Index returned +0.80%, topping the Russell Midcap Value Index which lost -2.36%. The small cap Russell 2000 Growth Index lost -1.12%, while the corresponding Value Index lost -5.99%.

MARKET PANIC
The current developments are primarily due to the flight to safe haven assets.

The downgrade of the U.S. by S&P was not a surprise; it had been signaled for a number of weeks. Therefore, the downgrade cannot be blamed as the sole trigger for the equity market collapse. In fact, many factors converged in this regard. First, in the U.S. the revised growth report retrospective to 2008 shows that the recession was deeper and the recovery weaker than presumed. Second, U.S. consumption stagnated in the time period between May and June 2011, the first standstill since the first half of 2009. Third, U.S. political disagreement means little to no fiscal resolution. Fourth, the public debt crisis in Europe expanded further, but the European Financial Stability Facility (EFSF) will not be fully operational before the fourth quarter of 2011. All of these factors are contributing to market concerns that the recession scenario will play out.

Given this environment, we have adapted our forecasts, but we still expect the U.S. economy to grow between 1.5% and 2.0% in 2011. Finally, it is worth remembering that the fundamental environment is nowhere near as bad as in the time of the Lehman insolvency. In spite of its current condition the American labor market still creates earnings increases. The housing market shows some signs of stabilizing, exports are showing improvement and lower energy prices equal a gain in purchasing power. Nevertheless, the political

LETTER FROM THE CIO OF EQUITIES

situation will need to be remedied. That could mean QE3 (a third round of quantitative easing), although likely under a different name. In addition, a further step toward European integration through the common issuance of bonds may be necessary.

POTENTIAL AHEAD: STOCKS STILL ATTRACTIVE

We still believe the current market is in the mature stages of the advance that began in March 2009. It remains possible, in our view, that the market can retrace some of its declines as long as earnings remain robust and geopolitics does not spiral out of control. It is important to recognize this market is not without risks. Fiscal cutbacks are in effect across much of Europe, which could tip some of the continent’s economies back into recession, and the S&P’s downgrade clearly suggests the U.S. needs to put its own fiscal house in order. China’s economy is now clearly slowing down as inflation is the focus. All of these factors have contributed to cause U.S. GDP growth to moderate, making the economic recovery more fragile and keeping confidence levels quite low.

So what does this mean for investors? The dramatic outperformance of small caps, especially since the spring 2009 market trough, has been severely tested through the recent sell-off. Our equilibrium models suggest small caps trade at a valuation premium, especially relative to large caps, but this ratio is not at an extreme relative to its history. Small caps have massively outperformed the large and mega cap market throughout this bull market, and comparisons with past cycle duration and relative valuations indicate the trend could continue for some time, although all of these suggest that a trend change is a real and growing possibility. Some analysts are concerned that the end of QE2 has shifted performance away from small caps and toward large companies, and clearly the rise in market volatility leading to the risk off trade has challenged the theme.

U.S. corporate earnings remain firm, although earnings growth and quality has moderated in recent quarters. Profit margins may be near their peak, causing investors to further pause as they debate whether robust earnings gains can continue without a significant pick up in revenues. Corporate revenues continue to rise for the most part, which is aiding the current growth in earnings despite some of the ongoing headwinds from rising input prices. It is not unusual for revenues to struggle following recessions. In fact, revenues have struggled to increase for 18-36 months following the three most recent recessions. So far, profits have surprised to the upside as cost cutting and modest gains in nominal GDP have created a supportive earnings environment.

Our forecast for S&P 500 earnings is that current levels of GDP are sufficient to deliver rising revenues and growing profits, although at a lower level than previously expected. Some analysts expect that if the U.S. achieves real GDP growth of 1.75% it would translate into profit growth of 4.8%. Prior GDP forecasts were for 3.0% which indicated profit gains of 8.0%. Stock markets have corrected coincident with this revision.

As an investor it is important to remember that the stock market is rational. The triple threats (weak U.S. economy, the Eurozone crisis and U.S. debt standoff/downgrade) have changed the weights assigned to off-consensus outcomes for the economy, at the same time triggering movement in risk appetite expressed through changes in the valuation assigned to expected earnings. Currently, modest economic growth indicates a range of earnings and valuations holding the S&P 500 in a range of 1200-1300. But the potential for lower prices following a shock or through a typical recession-induced drop in earnings cannot be ignored. We look for a range of 1100-1300 as the market adjusts to the flow of data through the autumn. Should

LETTER FROM THE CIO OF EQUITIES

the threat of recession continue to grow, the possibility of significant earnings declines in that scenario could open up downside toward 900.

For the past couple of years macro/beta trades have ruled. This has been an unusual market as we don’t feel it has rewarded stock pickers. The high correlation of movement between individual stocks and the low spread of returns between winners and losers indicate a “stock market” and not a “market of stocks” as beta trading overwhelms returns to individual company factors. At some point (the million dollar question is when?) company specific differences will create tremendous valuation anomalies that will be hard for investors to ignore. The longer the level of differentiation is sustained, the greater the ultimate returns to fundamental stock pickers could be.

Gordon Telfer Chief Investment Officer, Equity Products
Gordon Telfer
RBC Funds Chief Investment Officer
Equity Products
Past performance is not a guarantee of future results.
Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve more limited liquidity and greater volatility than larger companies..

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and represents approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

LETTER FROM THE CIO OF EQUITIES

The Russell 1000 Growth Index is an unmanaged index that measures the performance of U.S. large cap companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index is an unmanaged index that measures the performance of U.S. large cap companies in the Russell 3000 Index, which have lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid cap companies in the Russell 3000 Index, which have higher price-to-book ratios and higher forecasted growth rates.

The Russell Midcap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and on average lower forecasted growth values.
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted earnings growth rates..
The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.

EQUITY PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the RBC Equity Funds, with no individual team member being solely responsible for the investment decisions.

Gordon Telfer

Chief Investment Officer, Equity Products, Managing Director, Head of Growth Equities US.

Gordon Telfer is Chief Investment Officer, Equity Products and is responsible for directing RBC GAM (US)’s U.S. equities research efforts. He joined RBC GAM (US) in 2003 from Alliance Capital Management where he was a senior portfolio manager and a member of Alliance’s Investment Policy Group. Prior to Alliance, he worked for Scudder Kemper Investments as senior vice president and global strategist and spokesperson for Scudder Kemper’s U.S. and International Portfolio Management Group. Gordon began his career in the investment industry in 1986 at Murray Johnstone International in portfolio management. He has spoken at numerous regional and national conferences on portfolio management and been a guest on CNBC. A native of Glasglow, Scotland, Gordon received his Stock Exchange Diploma from the Herriott Watt University, Edinburgh, Scotland

Gordon Telfer

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, and RBC Microcap Value Fund. He is also co-manager of RBC Mid Cap Value Fund. Prior to joining RBC GAM (US) in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Lance F. James

George Prince

Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the RBC Enterprise Fund. George also provides research support for the RBC Small Cap Core Fund. He joined RBC GAM (US) in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 12 years of investment industry experience. He received a BA from Yale University.

George Prince

EQUITY PORTFOLIO MANAGERS

Kenneth A. Tyszko

Kenneth A. Tyszko, CPA, CFA

Vice President, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund (formerly known as RBC Mid Cap Growth Fund). He joined RBC GAM (US) in 2001. Ken previously served as a portfolio manager for Oberweis Asset Management Inc., ABN AMRO Asset Management (USA) Inc., and Sears Investment Management Co. His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken began his career in the investment industry in 1984. He received a BS in Accountancy from the University of Illinois. Ken is both a CFA charterholder and a Certified Public Accountant. He is a member of the Illinois CPA Society, the CFA Society of Chicago and the CFA Institute. Ken has been a guest on Bloomberg Television, Bloomberg Radio, and WebFN.

Stephen E. Kylander

Stephen E. Kylander

Vice President, Senior Portfolio Manager

Steve Kylander is responsible for portfolio management of the RBC Mid Cap Value Fund. Prior to joining RBC GAM (US) in 2006, he was a portfolio manager and research analyst for Babson Capital Management. Steve’s previous experience also includes strategy consulting, mergers and acquisitions work and investment banking for L.E.K. Consulting, The Yarmouth Group, and First Boston Corporation. He began working in the investment industry in 1986. Steve earned a BA from Dartmouth College and an MBA from Harvard Business School.

PERFORMANCE SUMMARY

Average Annual Total Returns as of September 30, 2011 (Unaudited)

RBC SMID Cap Growth Fund (a)

	1 Year	3 Year	5 Year	10 Year	Since Inception(b)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

Class A
- Including Maximum Sales Charge of 5.75%	(1.81)%	2.23%	(0.46)%	4.16%	9.67%
- At Net Asset Value	4.21%	4.26%	0.72%	4.78%	9.98%	1.35%	1.61%

Class C (c)
- Including Contingent Deferred Sales Charge of 1.00%	2.37%	3.47%	(0.03)%	3.99%	9.16%
- At Net Asset Value	3.37%	3.47%	(0.03)%	3.99%	9.16%	2.09%	2.36%

Class I	4.55%	4.55%	1.00%	5.05%	10.31%	1.10%	1.35%

Class S (d)	4.55%	4.51%	0.98%	5.05%	10.31%	1.10%	1.35%

Russell 2500
Growth Index*	0.59%	4.56%	1.91%	6.32%	8.68%

Russell Midcap
Growth Index*	0.80%	5.89%	1.64%	6.70%	9.31%

RBC Enterprise Fund (e)

	1 Year	3 Year	5 Year	10 Year	Since Inception(f)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

Class A (g)
- Including Maximum Sales Charge of 5.75%	(6.79)%	(2.84)%	(4.53)%	5.33%	9.31%
- At Net Asset Value	(1.11)%	(0.91)%	(3.40)%	5.95%	9.54%	1.33%	1.57%

Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	(2.83)%	(1.66)%	(4.12)%	5.16%	8.72%
- At Net Asset Value	(1.85)%	(1.66)%	(4.12)%	5.16%	8.72%	2.08%	2.32%

Class I (h)	(0.96)%	(0.72)%	(3.18)%	6.21%	9.81%	1.08%	1.29%

Class S	(0.89)%	(0.69)%	(3.17)%	6.21%	9.81%	1.08%	1.32%

Russell 2000 Index*	(3.53)%	(0.37)%	(1.02)%	6.12%	8.10%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 9.

PERFORMANCE SUMMARY

RBC Small Cap Core Fund (i)

	1 Year	3 Year	5 Year	10 Year	Since Inception(j)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

Class A (g)
- Including Maximum Sales Charge of 5.75%	(5.56)%	0.97%	(0.94)%	6.22%	8.70%
- At Net Asset Value	0.20%	2.99%	0.25%	6.85%	9.02%	1.30%	1.80%

Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	(1.58)%	2.21%	(0.45)%	6.08%	8.22%
- At Net Asset Value	(0.58)%	2.21%	(0.45)%	6.08%	8.22%	2.05%	2.56%

Class S	0.39%	3.25%	0.55%	7.14%	9.30%	1.05%	1.54%

Russell 2000
Index*	(3.53)%	(0.37)%	(1.02)%	6.12%	8.21%

RBC Microcap Value Fund (k)

	1 Year	3 Year	5 Year	10 Year	Since Inception(l)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

Class A (g)
- Including Maximum Sales Charge of 5.75%	(7.49)%	(3.19)%	(4.98)%	5.49%	7.46%
- At Net Asset Value	(1.85)%	(1.26)%	(3.85)%	6.11%	7.72%	1.32%	1.60%

Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	(3.56)%	(2.01)%	(4.58)%	5.32%	6.92%
- At Net Asset Value	(2.58)%	(2.01)%	(4.58)%	5.32%	6.92%	2.07%	2.35%

Class S	(1.59)%	(1.01)%	(3.61)%	6.38%	7.99%	1.07%	1.35%

Russell 2000
Value Index*	(5.99)%	(2.78)%	(3.08)%	6.47%	8.76%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 9.

PERFORMANCE SUMMARY

RBC Mid Cap Value Fund

	1 Year	Since Inception(m)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class I
- At Net Asset Value	(5.35)%	1.26%	0.90%	5.59%

Russell MidCap Value Index*	(2.36)%	4.78%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(1) The Funds’ expenses reflect the most recent fiscal year-end (September 30, 2011).

(2) The Adviser has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2012.

*Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(a)	The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund , the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM (US) (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(b)	The since inception date (commencement of operations) of the Fund is December 31, 1990.

(c)	The inception date for Class C Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A Shares of the Fund, adjusted to reflect the fees and expenses of Class C Shares, as applicable (and where applicable, the maximum sales charges of the Class C Shares).

(d)	The inception date for Class S Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class I Shares of the Fund, adjusted to reflect the fees and expenses of Class S Shares.

(e)	The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund . Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(f)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.

(g)	The inception date for Class A and Class C Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class A and Class C Shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C Shares).

PERFORMANCE SUMMARY

(h)	The inception date for Class I Shares of the Fund is September 30, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class I Shares, as applicable.

(i)	The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(j)	The since inception date (commencement of operations) of the Fund is August 5, 1991. The performance of the index since inception of the Fund is calculated from July 31, 1991.

(k)	The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund . Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(l)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.

(m)	The since inception date (commencement of operations) of the Fund is December 31, 2009. The performance of the index since inception of the Fund is calculated from December 31, 2009.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2,000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership.

The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Microcap Index is an unmanaged index that measures the performance of 1000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Investment Strategy

Seeks long-term growth by primarily investing in high quality, small and mid capitalization companies that display consistent earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ending September 30, 2011, the Fund had a total return of 4.55% (Class S). That compares to a total return of 0.59% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•    Strong outperformance during the year was primarily driven by favorable stock selection in the consumer discretionary and industrials sectors as well as an overweight position in the consumer staples sector.

•     Stock selection in the consumer discretionary sector was the leading contributor to the Fund as retailers Tractor Supply, Fossil and Ross Stores, as well as restaurant chain Panera Bread each reported better than expected revenue, earnings and same store sales growth throughout the year.

•     Stock selection in the industrials sector was driven by strong financial results from less cyclical names Waste Connections, Towers Watson, Donaldson and Stericycle.

•    The Fund’s overweight position in the more defensive Consumer Staples sector during a period of heightened market volatility was also a significant contributor to results during the year.

Factors That Detracted From Relative Returns

•    Stock selection in the technology sector was the only significant detractor from performance during the period as both Akamai Technologies and Dolby Laboratories lowered forward guidance due to disappointing financial results and reduced visibility into future end market demand.

•     The Fund’s modest cash position also detracted from results during the period.

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC SMID Cap Growth Fund
Long-term capital appreciation.				Investment Objective
Russell Midcap Growth Index and Russell 2500 Growth Index				Benchmark
				Asset Allocation (as of 9/30/11) (% of fund’s investments) & Top Five Industries (as of 9/30/11) (% of fund’s net assets)

Tractor Supply Co.	3.34%	Cerner Corp.	2.12%	Top Ten Holdings (as of 9/30/11) (% of fund’s net assets)
Pricesmart, Inc.	2.77%	LKQ Corp.	2.04%
Catalyst Health Solutions, Inc.	2.73%	Fossil, Inc.	1.93%
Ross Stores, Inc.	2.65%	Henry Schein, Inc.	1.71%
Airgas, Inc.	2.17%	MICROS Systems, Inc.	1.71%
*A listing of all portfolio holdings can be found beginning on page 22.
				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2001 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund
Investment Strategy

Seeks to provide superior long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the twelve-month period ending September 30, 2011, the Fund had a total return of (0.89)% (Class S). That compares to a total return of (3.53)% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

• Overall, favorable stock selection provided a positive contribution for the Fund compared to the Russell 2000 Index to drive higher one-year performance.

• Favorable information technology stock selection, particularly among software companies and electronic equipment and instruments manufacturers, was a positive performance factor.

•  Favorable consumer discretionary stock selection, particularly among restaurant companies and leisure equipment makers, also significantly added to overall portfolio performance.

• Favorable stock selection among oil and gas exploration and production companies provided a smaller, but positive, boost to overall performance compared to the Russell 2000 Index.

Factors That Detracted From Relative Returns

• Overall, the Fund’s smaller market cap profile compared to the Russell 2000 Index, along with adverse sector weightings detracted from relative returns in the one-year period.

•  The Fund’s consistent focus on microcap stocks detracted from performance in a period when the Russell Microcap Index trailed the Russell 2000 Index by approximately 130 basis points.

• An underweight in the strongly performing utilities and energy sectors and an overweight in the poorly performing industrials sector hurt performance relative to the Russell 2000 Index over the one-year period.

• Adverse stock selection compared to the Russell 2000 Index in the industrials and financials sectors also diminished the Fund’s relative performance edge over the index.

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Enterprise Fund
Long-term growth of capital.				Investment Objective
Russell 2000 Index				Benchmark
				Asset Allocation (as of 9/30/11) (% of fund’s investments) & Top Five Industries (as of 9/30/11) (% of fund’s net assets)

Steinway Musical Instruments	4.19%	Casual Male Retail Group, Inc.	3.82%	Top Ten Holdings (as of 9/30/11) (% of fund’s net assets)
Acacia Research - Acacia Technologies	4.05%	Tyler Technologies, Inc.	3.45%
AZZ, Inc.	4.03%	NIC, Inc.	3.25%
Universal Electronics, Inc.	4.01%	Compass Diversified Holdings	3.04%
Benihana, Inc., Class A	3.88%	Interactive Intelligence Group	2.98%
*A listing of all portfolio holdings can be found beginning on page 25.
				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2001 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund
Investment Strategy

Seeks to provide superior long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the twelve-month period ending September 30, 2011, the Fund had a total return of 0.39% (Class S). That compares to a total return of (3.53)% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions
— Favorable stock selection was the primary factor in the Fund’s higher performance compared to the Russell 2000 Index for the one-year period.

—     Favorable stock selection among consumer discretionary stocks was the most significant positive performance factor, especially among specialty retailers, apparel manufacturers, and leisure equipment makers.

— Positive information technology stock selection was also an important factor with special strength among commercial services, communication equipment and software companies.
— A sector underweight in the poorly performing financials sector also contributed to the Fund’s above-benchmark performance.
Factors That Detracted From Relative Returns
— Overall adverse sector weightings were a slight drag on performance for the one year period.

—     An overweight compared to the Russell 2000 Index in the poorly performing industrials sector and an underweight in the better performing healthcare sector were significant adverse performance factors.

— Adverse stock selection among consumer staples companies also hindered performance compared to the Russell 2000 Index.

Mutual fund investing involves risk. Principal loss is possible. Investing in mid cap,small cap and micro cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund
Long-term growth of capital and income.				Investment Objective
Russell 2000 Index				Benchmark
				Asset Allocation (as of 9/30/11) (% of fund’s investments) & Top Five Industries (as of 9/30/11) (% of fund’s net assets)

Gardner Denver, Inc.	3.44%	Universal Electronics, Inc.	2.69%	Top Ten Holdings (as of 9/30/11) (% of fund’s net assets)
Acacia Research - Acacia Technologies	3.05%	AZZ, Inc.	2.61%
World Fuel Services Corp.	3.00%	Universal Stainless & Alloy	2.56%
Casual Male Retail Group, Inc.	2.84%	InterDigital, Inc.	2.36%
Steinway Musical Instruments	2.78%	Compass Diversified Holdings	2.32%
*A listing of all portfolio holdings can be found beginning on page 28.
				Growth of $10,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2001 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund
Investment Strategy

Invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Utilizing a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while offering shareholders some protection from market declines and fluctuations.

Performance

For the twelve-month period ending September 30, 2011, the Fund had a total return of (1.59)% (Class S). That compares to a total return of (5.99)% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	—	Favorable stock selection provided the largest positive contribution to the Fund’s performance compared to the Russell 2000 Value index for the one-year period.
	—	Favorable information technology stock selection was the most important positive performance factor, especially among internet software and services companies.
	—	Favorable stock selection among consumer discretionary and healthcare companies was also an important contributor to above-benchmark performance.
Factors That Detracted From Relative Returns	—	The Fund’s concentration in microcap value stocks hurt relative performance in a period when the performance of the Russell Microcap Value Index trailed that of the Russell 2000 Value Index.
	—	Adverse sector allocation was a small detractor from relative performance with an underweight in the strongly performing utilities sector being the most important.
	—	A sector overweight in consumer discretionary and underweight in energy also marginally diminished performance relative to the Russell 2000 Value Index.

Mutual fund investing involves risk. Principal loss is possible. Investing in micro cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund
Long-term growth of capital.				Investment Objective
Russell 2000 Value Index				Benchmark
				Asset Allocation (as of 9/30/11) (% of fund’s investments) & Top Five Industries (as of 9/30/11) (% of fund’s net assets)

Insight Enterprises, Inc.	0.71%	MicroFinancial, Inc.	0.66%	Top Ten Holdings (as of 9/30/11) (% of fund’s net assets)
Elizabeth Arden, Inc.	0.70%	Keynote Systems, Inc.	0.63%
Miller Industries, Inc.	0.69%	Chesapeake Utilities Corp.	0.62%
Innospec, Inc.	0.68%	FPIC Insurance Group, Inc.	0.62%
ePlus, Inc.	0.66%	Standex International Corp.	0.62%
*A listing of all portfolio holdings can be found beginning on page 31.

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2001 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

				Growth of $10,000 Initial Investment Over 10 Years

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Mid Cap Value Fund
Investment Strategy

Seeks long-term capital appreciation by investing in common stocks of mid-sized companies that are considered to be undervalued in relation to earnings, dividends and/or assets. The Advisor uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis.

Performance

For the twelve-month period ending September 30, 2011, the Fund had a total return of (5.35)%. That compares to a total return of (2.36)% for the Russell Midcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	— Overall stock selection was a positive contributor to the Fund’s performance during the period. — Stock selection was particularly strong in the materials, financials and energy sectors.
Factors That Detracted From Relative Returns

—     The Fund was overweighted in cyclical sectors, including materials and industrials sectors compared to the Russell Midcap Value Index, which had a negative impact on the Fund’s relative performance.

—     An underweight in defensive sectors of utilities and consumer staples also detracted from performance.

—     An overweight to the automotive industry within the consumer discretionary sector also hindered relative performance.

Mutual fund investing involves risk. Principal loss is possible. Investing in mid cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Mid Cap Value Fund
Long-term capital appreciation.				Investment Objective
Russell Mid Cap Value Index				Benchmark
				Asset Allocation (as of 9/30/11) (% of fund’s investments) & Top Five Industries (as of 9/30/11) (% of fund’s net assets)

Schweitzer-Mauduit International, Inc.	4.68%	People’s United Financial, Inc.	3.06%	Top Ten Holdings (as of 9/30/11) (% of fund’s net assets)
Avnet, Inc.	3.55%	Cameron International Corp.	3.03%
Navistar International Corp.	3.47%	Kohl’s Corp.	2.87%
Tenneco, Inc.	3.23%	Republic Services, Inc.	2.79%
Ares Capital Corp.	3.06%	Reinsurance Group of America, Inc.	2.74%
*A listing of all portfolio holdings can be found beginning on page 42.
				Growth of $10,000 Initial Investment Since Inception (12/30/09)
The graph reflects an initial investment of $10,000 over the period from December 30, 2009 to September 30, 2010 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund

September 30, 2011

Shares		Value
Common Stocks — 100.05%
Consumer Discretionary — 14.04%
14,000	Fossil, Inc.*	$1,134,840
17,600	Guess?, Inc.	501,424
49,460	LKQ Corp.*	1,194,954
20,000	Monro Muffler Brake, Inc.	659,400
8,900	Panera Bread Co., Class A*	925,066
19,800	Ross Stores, Inc.	1,558,062
31,300	Tractor Supply Co.	1,957,815
17,600	WMS Industries, Inc.*	309,584

		8,241,145

Consumer Staples — 6.92%
17,600	Church & Dwight Co., Inc.	777,920
26,100	Pricesmart, Inc.	1,626,552
9,000	Ralcorp Holdings, Inc.*	690,390
26,100	United Natural Foods, Inc.*	966,744

		4,061,606

Energy — 6.00%
13,200	Dril-Quip, Inc.*	711,612
19,600	Gulfport Energy Corp*	473,928
25,080	Oceaneering International, Inc.	886,327
15,300	Oil States International, Inc.*	779,076
18,200	Unit Corp.*	671,944

		3,522,887

Financials — 5.21%
19,000	Eaton Vance Corp.	423,130
16,000	Federated Investors, Inc., Class B	280,480
29,100	HCC Insurance Holdings, Inc.	787,155
29,900	Raymond James Financial, Inc.	776,204
34,600	Tower Group, Inc.	790,956

		3,057,925

Health Care — 25.79%
48,600	Bruker Corp.*	657,558
27,800	Catalyst Health Solutions, Inc.*	1,603,782
22,700	Cepheid, Inc.*	881,441
18,200	Cerner Corp.*	1,247,064
10,700	Charles River Laboratories International, Inc.*	306,234
9,000	Edwards Lifesciences Corp.*	641,520
11,400	Gen-Probe, Inc.*	652,650
16,200	Henry Schein, Inc.*	1,004,562
12,900	IDEXX Laboratories, Inc.*	889,713
13,600	Integra LifeSciences Holdings Corp.*	486,472
6,800	Laboratory Corp of America Holdings*	537,540

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2011

Shares		Value
6,000	Mettler-Toledo International, Inc.*	$839,760
11,700	MWI Veterinary Supply, Inc.*	805,194
18,700	NuVasive, Inc.*	319,209
16,700	Parexel International Corp.*	316,131
9,900	Perrigo Co.	961,389
22,300	Pharmaceutical Product Development, Inc.	572,218
9,000	Varian Medical Systems, Inc.*	469,440
24,100	Volcano Corp.*	714,083
10,700	Waters Corp.*	807,743
11,400	West Pharmaceutical Services, Inc.	422,940

		15,136,643

Industrials — 17.83%
9,000	Alliant Techsystems, Inc.	490,590
29,900	AMETEK, Inc.	985,803
14,420	Donaldson Co., Inc.	790,216
13,280	Expeditors International of Washington, Inc.	538,504
7,000	Flowserve Corp.	518,000
10,340	Huron Consulting Group, Inc.*	321,884
14,800	Jacobs Engineering Group, Inc.*	477,892
13,700	Landstar System, Inc.	541,972
15,900	MSC Industrial Direct Co., Class A	897,714
13,490	Roper Industries, Inc.	929,596
12,200	Stericycle, Inc.*	984,784
13,400	Teledyne Technologies, Inc.*	654,724
15,800	Towers Watson & Co., Class A	944,524
20,500	Waste Connections, Inc.	693,310
25,400	Woodward Governor Co.	695,960

		10,465,473

Information Technology — 18.50%
23,700	Akamai Technologies, Inc.*	471,156
13,820	ANSYS, Inc.*	677,733
24,310	Autodesk, Inc.*	675,332
12,900	Comtech Telecommunications Corp.	362,361
22,100	Digital River, Inc.*	458,133
12,940	Dolby Laboratories, Inc., Class A*	355,073
9,700	F5 Networks, Inc.*	689,185
20,800	Global Payments, Inc.	840,112
15,600	Informatica Corp*	638,820
9,100	Mantech International Corp., Class A	285,558
22,150	Microchip Technology, Inc.	689,087
22,800	MICROS Systems, Inc.*	1,001,148
24,050	National Instruments Corp.	549,783
15,900	Open Text Corp.*	828,708
22,100	Plexus Corp.*	499,902
29,400	Riverbed Technology, Inc.*	586,824
22,100	Synopsys, Inc.*	538,356

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2011

Shares		Value
15,200	Ultimate Software Group, Inc.*	$710,144

		10,857,415

Materials — 5.76%
20,000	Airgas, Inc.	1,276,400
19,300	AptarGroup, Inc.	862,131
13,400	Reliance Steel & Aluminum Co.	455,734
12,700	Sigma-Aldrich Corp.	784,733

		3,378,998

Total Common Stocks		58,722,092

(Cost $48,066,149)
Investment Company — 1.21%
709,875	JPMorgan Prime Money Market Fund	709,875

Total Investment Company		709,875

(Cost $709,875)

Total Investments		$59,431,967
(Cost $48,776,024)(a) — 101.26%

Liabilities in excess of other assets — (1.26)%		(737,229)

NET ASSETS — 100.00%		$58,694,738

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2011

Shares		Value
Common Stocks — 97.85%
Consumer Discretionary — 22.81%
420,178	Benihana, Inc., Class A*	$3,617,733
88,400	Books-A-Million, Inc.	205,088
947,773	Casual Male Retail Group, Inc.*	3,563,626
119,694	Delta Apparel, Inc.*	1,885,181
68,600	Grand Canyon Education, Inc.*	1,107,890
44,630	Mac-Gray Corp.	576,173
250,900	RG Barry Corp.	2,659,540
181,233	Steinway Musical Instruments*	3,907,383
227,700	Universal Electronics, Inc.*	3,732,003

		21,254,617

Energy — 4.92%
26,000	GeoResources, Inc.*	462,540
107,400	Gulfport Energy Corp.*	2,596,932
27,154	OYO Geospace Corp.*	1,528,499

		4,587,971

Financials — 12.65%
215,300	Asta Funding, Inc.	1,746,083
96,100	Boston Private Financial Holdings, Inc.	565,068
91,059	CoBiz Financial, Inc.	407,034
232,900	Compass Diversified Holdings	2,836,722
50,800	Firstcity Financial Corp.*	337,820
122,800	Imperial Holdings LLC*	294,720
56,400	LaSalle Hotel Properties REIT	1,082,880
27,626	Mercantile Bank Corp.*	215,207
80,389	MetroCorp Bancshares, Inc.*	401,141
88,000	National Interstate Corp.	1,934,240
69,174	Northrim BanCorp, Inc.	1,338,517
65,000	Washington Banking Co.	632,450

		11,791,882

Health Care — 7.78%
235,600	BioScrip, Inc.*	1,498,416
100,900	Exactech, Inc.*	1,420,672
96	HMS Holdings Corp.*	2,341
60,600	Kensey Nash Corp.*	1,484,700
58,700	Meridian Bioscience, Inc.	923,938
103,700	US Physical Therapy, Inc.	1,920,524

		7,250,591

Industrials — 20.26%
104,800	Acacia Research - Acacia Technologies*	3,771,752
283,700	Air Transport Services Group, Inc.*	1,228,421
111,456	Allied Defense Group, Inc. (The)*(a)(b)	601,862
96,800	AZZ, Inc.	3,752,936
238,325	Columbus McKinnon Corp.*	2,612,042

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2011

Shares		Value
59,900	Ducommun, Inc.	$897,302
65,000	Eagle Bulk Shipping, Inc.*	102,050
81,600	Ennis, Inc.	1,065,696
81,800	Greenbrier Cos., Inc.*	952,970
13,500	Hurco Cos, Inc.*	274,050
19,600	Kimball International, Inc., Class B	95,256
13,500	Marten Transport Ltd.	232,740
52,400	NN, Inc.*	264,620
17,250	Old Dominion Freight Line, Inc.*	499,733
99,900	Orion Marine Group, Inc.*	576,423
376,000	PGT, Inc.*	470,000
3,674	Standard Parking Corp.*	57,461
66,050	Sun Hydraulics Corp.	1,346,099
105,800	TBS International PLC, Class A*	75,118

		18,876,531

Information Technology — 20.66%
122,982	Aspen Technology, Inc.*	1,877,935
147,674	Computer Task Group, Inc.*	1,649,519
22,600	comScore, Inc.*	381,262
102,200	Interactive Intelligence Group*	2,774,730
119,400	KEYW Holding Corp. (The)*	848,934
312,238	Lionbridge Technologies, Inc.*	768,105
264,400	NIC, Inc.	3,027,380
109,451	Tessco Technologies, Inc.	1,454,604
46,800	TNS, Inc.*	879,840
127,200	Tyler Technologies, Inc.*	3,215,616
255,700	Xyratex Ltd.	2,370,339

		19,248,264

Materials — 7.23%
197,116	Intertape Polymer Group, Inc.*	384,376
81,700	Koppers Holdings, Inc.	2,092,337
110,300	Landec Corp.*	586,796
269,900	Omnova Solutions, Inc.*	966,242
106,588	Universal Stainless & Alloy*	2,709,467

		6,739,218

Utilities — 1.54%
55,800	Unitil Corp.	1,432,944

Total Common Stocks		91,182,018

(Cost $86,458,264)
Rights/Warrants — 0.00%
6,203	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(b)(c)	0

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2011

Shares		Value
6,203	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(b)(c)	$0

Total Rights/Warrants		0

(Cost $0)

Exchange Traded Funds — 0.89%
42,800	SPDR KBW Regional Banking	826,468

Total Exchange Traded Funds		826,468

(Cost $972,273)
Investment Company — 1.68%
1,566,378	JPMorgan Prime Money Market Fund	1,566,378

Total Investment Company		1,566,378

(Cost $1,566,378)

Total Investments		$93,574,864
(Cost $88,996,915)(d) — 100.42%

Liabilities in excess of other assets — (0.42)%		(389,056)

NET ASSETS — 100.00%		$93,185,808

*	Non-income producing security.
(a)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(b)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933).

The total investment in restricted and illiquid securities representing $601,862 or 0.65% of net assets was as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	9/30/11 Carrying Value Per Unit
111,456	Allied Defense Group, Inc. (The)	12/21/2007	$667,484	$5.40
6,203	U.S. Concrete, Inc., Warrants	09/09/2010	$—	$—
6,203	U.S. Concrete, Inc., Warrants	09/09/2010	$—	$—

(c)	Security delisted or issuer in bankruptcy.
(d)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2011

Shares		Value
Common Stocks — 99.17%
Consumer Discretionary — 20.52%
27,500	Ascena Retail Group, Inc.*	$744,425
89,219	Benihana, Inc., Class A*	768,176
332,500	Casual Male Retail Group, Inc.*	1,250,200
24,700	Drew Industries, Inc.	493,506
26,600	Grand Canyon Education, Inc.*	429,590
12,800	Maidenform Brands, Inc.*	299,648
51,023	RG Barry Corp.	540,844
46,400	Sally Beauty Holdings, Inc.*	770,240
56,907	Steinway Musical Instruments*	1,226,915
17,775	Steven Madden Ltd.*	535,027
29,800	True Religion Apparel, Inc.*	803,408
72,323	Universal Electronics, Inc.*	1,185,374

		9,047,353

Consumer Staples — 1.26%
20,700	Nash Finch Co.	557,451

Energy — 7.65%
3,500	CARBO Ceramics, Inc.	358,855
13,300	Energen Corp.	543,837
23,500	GeoResources, Inc.*	418,065
16,100	Gulfport Energy Corp*	389,298
6,100	OYO Geospace Corp.*	343,369
40,500	World Fuel Services Corp.	1,322,325

		3,375,749

Financials — 12.26%
34,600	Amerisafe, Inc.*	636,986
54,500	Ares Capital Corp.	750,465
46,327	Asta Funding, Inc.	375,712
84,000	Compass Diversified Holdings	1,023,120
46,525	Delphi Financial Group, Inc., Class A	1,001,218
26,500	LaSalle Hotel Properties REIT	508,800
12,600	ProAssurance Corp.	907,452
21,500	SeaBright Insurance Holdings, Inc.	154,800
4,072	TriCo Bancshares	49,963

		5,408,516

Health Care — 5.92%
42,600	BioScrip, Inc.*	270,936
20,700	Masimo Corp.*	448,155
18,000	Meridian Bioscience, Inc.	283,320
23,175	PSS World Medical, Inc.*	456,316
10,600	Thoratec Corp.*	345,984
21,700	West Pharmaceutical Services, Inc.	805,070

		2,609,781

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2011

Shares		Value
Industrials — 26.97%
37,414	Acacia Research - Acacia Technologies*	$1,346,530
71,000	ACCO Brands Corp.*	338,670
5,800	American Science & Engineering, Inc.	354,090
9,900	Astronics Corp.*	279,675
860	Astronics Corp., Class B*	23,693
16,200	Atlas Air Worldwide Holdings, Inc.*	539,298
29,708	AZZ, Inc.	1,151,779
12,000	Chart Industries, Inc.*	506,040
59,600	Columbus McKinnon Corp.*	653,216
31,000	Ducommun, Inc.	464,380
14,500	EnerSys*	290,290
23,900	Gardner Denver, Inc.	1,518,845
32,300	Greenbrier Cos., Inc.*	376,295
51,600	II-VI, Inc.*	903,000
38,000	Insteel Industries, Inc.	382,660
56,300	Interface, Inc., Class A	667,718
14,900	Knoll, Inc.	204,130
10,600	LB Foster Co., Class A	235,638
65,100	Meritor, Inc.*	459,606
6,100	Old Dominion Freight Line, Inc.*	176,717
21,300	Sun Hydraulics Corp.	434,094
11,100	Wabtec Corp.	586,857

		11,893,221

Information Technology — 16.53%
43,500	Aspen Technology, Inc.*	664,245
28,800	Checkpoint Systems, Inc.*	391,104
23,239	Computer Task Group, Inc.*	259,580
13,400	Interactive Intelligence Group*	363,810
22,300	InterDigital, Inc.	1,038,734
14,500	Measurement Specialties, Inc.*	376,420
58,200	NIC, Inc.	666,390
23,000	Skyworks Solutions, Inc.*	412,620
52,200	STEC, Inc.*	529,308
64,400	Take-Two Interactive Software, Inc.*	819,168
36,800	Tyler Technologies, Inc.*	930,304
90,300	Xyratex Ltd.	837,081

		7,288,764

Materials — 7.21%
7,800	AMCOL International Corp.	187,122
30,400	Koppers Holdings, Inc.	778,544
93,400	Omnova Solutions, Inc.*	334,372
8,300	Rockwood Holdings, Inc.*	279,627
8,400	Schweitzer-Mauduit International, Inc.	469,308
44,391	Universal Stainless & Alloy*	1,128,419

		3,177,392

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2011

Shares		Value
Utilities — 0.85%
10,400	Unisource Energy Corp.	$375,336

Total Common Stocks		43,733,563

(Cost $38,524,873)
Investment Company — 1.88%
828,247	JPMorgan Prime Money Market Fund	828,247

Total Investment Company		828,247

(Cost $828,247)

Total Investments		$44,561,810
(Cost $39,353,120)(a) — 101.05%

Liabilities in excess of other assets — (1.05)%		(462,730)

NET ASSETS — 100.00%		$44,099,080

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2011

Shares		Value
Common Stocks — 97.83%
Consumer Discretionary — 20.54%
81,000	Adams Golf, Inc.*	$437,400
3,725	Ambassadors International, Inc.*	205
14,500	America’s Car-Mart, Inc.*	420,790
29,000	Arctic Cat, Inc.*	420,210
28,000	Asbury Automotive Group, Inc.*	461,720
59,000	Audiovox Corp., Class A*	323,910
66,000	Benihana, Inc., Class A*	568,260
800	Biglari Holdings, Inc.*	237,112
54,000	Bluegreen Corp.*	113,400
7,000	Blyth, Inc.	388,150
46,000	Books-A-Million, Inc.	106,720
15,127	Bowl America, Inc., Class A	191,659
47,500	Build-A-Bear Workshop, Inc.*	242,250
44,000	Carriage Services, Inc.	259,600
35,000	Christopher & Banks Corp.	123,550
12,000	Core-Mark Holding Co., Inc.*	367,560
89,000	Craftmade International, Inc.*	195,800
24,000	CSS Industries, Inc.	400,320
38,000	Delta Apparel, Inc.*	598,500
12,700	Dorman Products, Inc.*	420,116
17,500	Duckwall-ALCO Stores, Inc.*	163,800
23,000	Entercom Communications Corp., Class A*	120,750
28,000	Flexsteel Industries	419,440
36,000	Fred’s, Inc., Class A	383,760
70,000	Golfsmith International Holdings, Inc.*	234,500
11,000	Group 1 Automotive, Inc.	391,050
58,000	Hastings Entertainment, Inc.*	171,100
15,000	Helen of Troy Ltd.*	376,800
31,000	Hooker Furniture Corp.	280,550
50,000	HOT Topic, Inc.	381,500
52,800	Isle of Capri Casinos, Inc.*	255,552
27,800	Jakks Pacific, Inc.	526,810
24,000	Johnson Outdoors, Inc., Class A*	369,120
82,000	Journal Communications, Inc., Class A*	243,540
36,000	Kid Brands, Inc.*	95,040
50,310	Lakeland Industries, Inc.*	392,418
95,270	Lazare Kaplan International, Inc.*	238,175
47,000	La-Z-Boy, Inc.*	348,270
31,000	Lifetime Brands, Inc.	298,840
32,000	Lithia Motors, Inc., Class A	460,160
46,000	Luby’s, Inc.*	188,600
33,000	Mac-Gray Corp.	426,030
33,000	Marcus Corp.	328,350
19,000	MarineMax, Inc.*	122,930
53,000	McCormick & Schmick’s Seafood Restaurants, Inc.*	366,760
7,500	McRae Industries, Inc., Class A	97,350

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2011

Shares		Value
26,000	Media General, Inc., Class A*	$ 49,660
13,800	Meritage Homes Corp.*	208,932
21,300	Mestek, Inc.*	195,960
20,000	Modine Manufacturing Co.*	181,200
23,400	Movado Group, Inc.	285,012
10,300	Nobility Homes, Inc.*	67,980
32,000	O’Charleys, Inc.*	190,080
41,000	Orleans Homebuilders, Inc.*(a)(b)(c)	0
18,350	Perry Ellis International, Inc.*	344,980
135,000	Point.360*	76,950
90,600	Radio One, Inc., Class D*	111,438
56,000	Red Lion Hotels Corp.*	375,760
35,550	Rex Stores Corp.*	600,084
40,000	Rocky Brands, Inc.*	397,200
34,000	Ruby Tuesday, Inc.*	243,440
16,000	Saga Communications, Inc., Class A*	472,160
45,150	Salem Communications Corp., Class A	103,393
45,000	Shiloh Industries, Inc.	403,650
30,000	Stage Stores, Inc.	416,100
44,000	Standard Motor Products, Inc.	570,680
33,000	Stein Mart, Inc.	206,250
26,000	Steinway Musical Instruments*	560,560
80,000	Stewart Enterprises, Inc., Class A	476,000
17,000	Strattec Security Corp.	407,660
6,000	Sturm Ruger & Co, Inc.	155,880
24,000	Superior Industries International, Inc.	370,800
20,000	Syms Corp.*	175,400
37,000	Systemax, Inc.*	470,640
75,000	Trans World Entertainment Corp.*	142,500
38,000	Tuesday Morning Corp.*	133,760
30,000	Universal Travel Group*(a)(c)	0
20,000	Walking Co. Holdings, Inc. (The)*	60,000
12,400	Weyco Group, Inc.	276,520

		22,689,056

Consumer Staples — 4.24%
14,600	Andersons, Inc. (The)	491,436
61,000	Central Garden and Pet Co.*	420,900
36,000	Chiquita Brands International, Inc.*	300,240
27,000	Elizabeth Arden, Inc.*	767,880
34,000	Ingles Markets, Inc., Class A	484,160
73,000	ML Macadamia Orchards LP*	178,850
10,000	Nash Finch Co.	269,300
8,000	Oil-Dri Corp. of America	148,640
63,000	Omega Protein Corp.*	572,040
40,000	Prestige Brands Holdings, Inc.*	362,000

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2011

Shares		Value
31,000	Schiff Nutrition International, Inc.*	$ 343,480
22,000	Spartan Stores, Inc.	340,560

		4,679,486

Energy — 3.06%
29,000	Calumet Specialty Products Partners LP	491,260
31,000	Constellation Energy Partners LLC*	86,180
9,000	Global Partners LP	158,220
57,000	Harvest Natural Resources, Inc.*	488,490
17,000	Hornbeck Offshore Services, Inc.*	423,470
34,000	Knightsbridge Tankers Ltd.	562,700
19,000	Natural Gas Services Group, Inc.*	243,770
30,000	Newpark Resources, Inc.*	182,700
30,000	North American Energy Partners, Inc.*	174,600
14,600	PHI, Inc.*	246,740
13,000	PHI, Inc., Non voting*	248,820
14,000	Teekay Tankers, Ltd., Class A	64,400
110,300	Trico Marine Services, Inc.*	6,287

		3,377,637

Financials — 22.82%
70,000	21st Century Holding Co.*	163,100
40,000	Affirmative Insurance Holdings, Inc.*	64,400
9,000	Agree Realty Corp. REIT	196,020
55,000	American Equity Investment Life Holding Co.	481,250
75,000	American Independence Corp.*	366,000
23,000	American Safety Insurance Holdings Ltd.*	423,200
34,190	Ameris Bancorp*	297,795
68,000	Asta Funding, Inc.	551,480
20,000	Baldwin & Lyons, Inc., Class B	427,400
14,000	Banco Latinoamericano de Comercio Exterior SA	213,220
63,600	Bancorp, Inc.*	455,376
8,228	Banner Corp.	105,236
100,000	Beverly Hills Bancorp, Inc.*	2,000
38,000	California First National Bancorp	581,780
21,000	Camco Financial Corp.*	24,990
5,200	Capital Southwest Corp.	384,800
38,000	Capitol Bancorp Ltd.*	3,116
15,750	Citizens South Banking Corp.	65,205
48,150	Citizens, Inc.*	308,641
133,000	Consumer Portfolio Services*	131,670
36,856	Cowen Group, Inc., Class A*	99,880
15,000	CYS Investments, Inc.	181,350
35,777	Donegal Group, Inc., Class A	430,755
8,444	Donegal Group, Inc., Class B	122,438
3,000	Duff & Phelps Corp., Class A	31,980
58,040	Dynex Capital, Inc. REIT	467,802
37,000	Edelman Financial Group, Inc.	239,020

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2011

Shares		Value
27,000	EMC Insurance Group, Inc.	$496,800
20,000	Federal Agricultural Mortgage Corp., Class C	380,600
34,300	First Defiance Financial Corp.*	459,620
11,000	First Financial Corp.	302,610
45,400	First Financial Holdings, Inc.	182,054
54,000	First Industrial Realty Trust, Inc. REIT*	432,000
54,000	First Merchants Corp.	380,700
47,200	First Pactrust Bancorp, Inc.	534,776
38,000	First Place Financial Corp.*	34,200
42,000	First State Bancorp*	420
25,000	Firstcity Financial Corp.*	166,250
6,600	Flagstar Bancorp, Inc.*	3,233
45,000	FNB United Corp.*	13,500
16,500	FPIC Insurance Group, Inc.*	690,360
2,250	FRMO Corp.*	4,950
45,000	Gladstone Investment Corp.	306,000
50,400	Green Bankshares, Inc.*	64,008
78,000	Guaranty Bancorp*	93,600
52,528	Hercules Technology Growth Capital, Inc.	447,539
38,000	HF Financial Corp.	326,040
36,000	Independence Holding Co.	261,000
13,000	Indiana Community Bancorp	192,400
10,000	Infinity Property & Casualty Corp.	524,800
31,000	Intervest Bancshares Corp., Class A*	83,080
8,300	Investors Title Co.	291,911
24,000	Jefferson Bancshares, Inc.*	64,560
24,000	JMP Group, Inc.	139,440
17,000	Kansas City Life Insurance Co.	524,790
53,000	Marlin Business Services Corp.*	561,800
98,000	MCG Capital Corp.	388,080
68,750	Meadowbrook Insurance Group, Inc.	612,563
62,000	Medallion Financial Corp.	576,600
131,000	MicroFinancial, Inc.	733,600
52,100	MutualFirst Financial, Inc.	385,540
5,300	National Security Group, Inc.	57,452
4,000	National Western Life Insurance Co., Class A	542,000
11,400	Navigators Group, Inc.*	492,480
43,000	NGP Capital Resources Co.	281,220
44,000	Nicholas Financial, Inc.	429,880
13,000	One Liberty Properties, Inc. REIT	190,580
13,000	Onebeacon Insurance Group, Ltd., Class A	177,320
6,000	Oppenheimer Holdings, Inc., Class A	96,240
18,000	Pacific Mercantile Bancorp*	60,300
16,000	Parkway Properties, Inc. REIT	176,160
29,000	Peoples Bancorp, Inc.	319,000
37,900	PMC Commercial Trust REIT	295,620
40,000	Presidential Life Corp.	328,800
39,705	Prospect Capital Corp.	333,919

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2011

Shares		Value
19,000	Provident Financial Holdings, Inc.	$ 166,060
20,000	Ramco-Gershenson Properties Trust REIT	164,000
59,000	Reis, Inc.*	523,330
25,000	Resource America, Inc., Class A	112,750
11,000	Safety Insurance Group, Inc.	416,130
42,000	SeaBright Insurance Holdings, Inc.	302,400
109,000	Signature Group Holdings, Inc.*	42,510
14,000	Simmons First National Corp., Class A	303,800
32,000	Southern Community Financial Corp.*	37,120
38,300	Southwest Bancorp, Inc.*	161,626
25,000	Sterling Bancorp NY	181,500
75,600	Sun Bancorp, Inc.*	200,340
46,500	SWS Group, Inc.	218,085
54,000	TierOne Corp.*	108
61,800	Unico American Corp.	647,046
99,716	United Community Financial Corp.*	136,611
19,000	United Western Bancorp, Inc.*	2,090
29,000	Winthrop Realty Trust REIT	252,010
4,600	Ziegler Cos., Inc. (The)*	82,800

		25,210,615

Health Care — 6.40%
7,000	Air Methods Corp.*	445,690
34,000	Albany Molecular Research, Inc.*	95,880
128,000	Allied Healthcare International, Inc.*	491,520
11,000	American Shared Hospital Services*	30,250
40,000	Angiodynamics, Inc.*	525,600
16,000	Assisted Living Concepts, Inc., Class A	202,720
77,000	BioScrip, Inc.*	489,720
32,000	Cantel Medical Corp.	675,840
45,000	Capital Senior Living Corp.*	277,650
24,000	Conmed Corp.*	552,240
46,000	Cross Country Healthcare, Inc.*	192,280
40,000	CryoLife, Inc.*	179,600
27,970	Hanger Orthopedic Group, Inc.*	528,353
20,313	IntegraMed America, Inc.*	161,082
20,000	Invacare Corp.	460,800
7,100	Kewaunee Scientific Corp.	51,262
10,362	Kindred Healthcare, Inc.*	89,320
30,000	Lannett Co., Inc.*	114,900
15,000	Medcath Corp.*	208,200
19,000	Mediware Information Systems*	217,360
47,000	PharMerica Corp.*	670,690
25,000	Symmetry Medical, Inc.*	193,000
13,000	Triple-S Management Corp., Class B*	217,750

		7,071,707

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2011

Shares		Value
Industrials — 19.58%
45,839	Aceto Corp.	$242,488
24,000	Alamo Group, Inc.	498,960
110,000	Allied Motion Technologies, Inc.	545,600
8,000	Altra Holdings, Inc.*	92,560
8,000	Ampco-Pittsburgh Corp.	163,600
10,000	Amrep Corp.*	72,500
31,000	Beacon Roofing Supply, Inc.*	495,690
17,000	CAI International, Inc.*	199,240
14,800	Cascade Corp.	494,172
30,000	CBIZ, Inc.*	197,700
48,000	Celadon Group, Inc.	426,240
93,525	Cenveo, Inc.*	281,510
2,800	Chicago Rivet & Machine Co.	44,128
16,400	CIRCOR International, Inc.	481,668
40,000	Compx International, Inc.	508,000
13,000	Consolidated Graphics, Inc.*	474,890
58,000	Contra Mair Holdings, Inc.*(a)(b)(c)	0
20,000	Dolan Co. (The)*	179,800
24,000	Ducommun, Inc.	359,520
43,000	Eagle Bulk Shipping, Inc.*	67,510
14,700	Eastern Co. (The)	268,275
9,880	Ecology and Environment, Inc., Class A	156,302
23,000	Encore Wire Corp.	473,340
35,000	Ennis, Inc.	457,100
14,000	EnPro Industries, Inc.*	415,520
28,000	Espey Manufacturing & Electronics Corp.	649,320
56,000	Excel Maritime Carriers Ltd.*	116,480
30,000	Federal Signal Corp.	132,600
69,000	Frozen Food Express Industries*	137,310
21,000	G&K Services, Inc., Class A	536,340
40,000	Gibraltar Industries, Inc.*	324,800
35,000	Griffon Corp.*	286,300
25,750	Hardinge, Inc.	212,180
3,000	Insituform Technologies, Inc., Class A*	34,740
23,350	International Shipholding Corp.	431,741
26,000	Jinpan International Ltd.	206,440
12,000	Key Technology, Inc.*	139,320
33,000	Kforce, Inc.*	323,730
40,000	Kimball International, Inc., Class B	194,400
9,408	Kratos Defense & Security Solutions, Inc.*	63,222
64,000	LECG Corp.*	1,024
38,000	LS Starrett Co., Class A	410,400
51,750	LSI Industries, Inc.	322,403
52,000	Lydall, Inc.*	462,800
22,875	Marten Transport Ltd.	394,365
72,000	Mesa Air Group, Inc.*(a)(b)(c)	0

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2011

Shares		Value
38,117	Met-Pro Corp.	$ 327,044
89,294	MFC Industrial Ltd.	647,382
44,000	Miller Industries, Inc.	763,400
34,000	NN, Inc.*	171,700
18,800	Northwest Pipe Co.*	381,452
82,000	On Assignment, Inc.*	579,740
20,000	Orion Marine Group, Inc.*	115,400
53,600	PAM Transportation Services, Inc.*	533,856
52,000	Paragon Shipping, Inc., Class A	41,080
43,160	Patrick Industries, Inc.*	80,278
29,000	RCM Technologies, Inc.*	130,210
36,500	Rush Enterprises, Inc., Class A*	516,840
13,000	Schawk, Inc.	128,310
13,800	SL Industries, Inc.*	232,530
22,000	Standex International Corp.	684,860
41,000	Superior Uniform Group, Inc.	460,840
58,115	Supreme Industries, Inc., Class A*	119,717
5,269	Sykes Enterprises, Inc.*	78,772
31,000	Tredegar Corp.	459,730
3,000	Trex Co., Inc.*	48,090
17,000	Universal Forest Products, Inc.	408,850
16,000	USA Truck, Inc.*	124,160
38,000	Vitran Corp., Inc.*	150,100
43,200	Volt Information Sciences, Inc.*	289,440
102,000	WCA Waste Corp.*	432,480
75,000	Willdan Group, Inc.*	279,750
41,000	Willis Lease Finance Corp.*	465,350

		21,627,589

Information Technology — 11.57%
67,300	Acorn Energy, Inc.*	358,036
31,000	Agilysys, Inc.*	221,030
32,000	Anaren, Inc.*	612,800
12,000	Black Box Corp.	256,200
70,000	Ciber, Inc.*	212,100
50,000	Comarco, Inc.*	12,000
21,000	Communications Systems, Inc.	273,000
82	DG FastChannel, Inc.*	1,390
30,000	Digi International, Inc.*	330,000
49,598	Dynamics Research Corp.*	442,414
30,000	Edgewater Technology, Inc.*	69,900
41,000	Electro Rent Corp.	566,210
33,000	Electro Scientific Industries, Inc.*	392,370
29,400	ePlus, Inc.*	725,298
21,332	GSI Group, Inc.*	163,830
19,000	GTSI Corp.*	87,400
32,000	Infospace, Inc.*	267,520
52,000	Insight Enterprises, Inc.*	787,280

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2011

Shares		Value
68,375	Integrated Silicon Solution, Inc.*	$ 534,009
33,000	Keynote Systems, Inc.	697,290
21,000	Magal Security Systems Ltd.*	48,720
22,000	Measurement Specialties, Inc.*	571,120
56,000	Methode Electronics, Inc.	416,080
45,000	Newport Corp.*	486,450
29,000	Oplink Communications, Inc.*	439,060
83,000	Optical Cable Corp.	266,430
73,000	PC Connection, Inc.*	582,540
67,000	Perceptron, Inc.*	363,810
120,000	Performance Technologies, Inc.*	236,400
37,930	Photronics, Inc.*	188,891
28,000	Retalix Ltd.*	376,600
47,000	Richardson Electronics Ltd.	639,670
9,000	Rosetta Stone, Inc.*	82,350
29,000	Rudolph Technologies, Inc.*	194,010
70,000	Sigmatron International, Inc.*	231,700
31,500	Tessco Technologies, Inc.	418,635
30,000	WebMediaBrands, Inc.*	19,200
100,000	WPCS International, Inc.*	205,000

		12,776,743

Materials — 4.69%
70,200	American Pacific Corp.*	514,566
37,000	Blue Earth Refineries, Inc.*	13,320
24,000	Buckeye Technologies, Inc.	578,640
20,000	China Green Agriculture, Inc.*	95,800
18,000	Friedman Industries	157,320
5,000	Hawkins, Inc.	159,200
50,000	Headwaters, Inc.*	72,000
31,000	Innospec, Inc.*	750,510
25,000	Myers Industries, Inc.	253,750
10,400	North American Palladium Ltd.*	26,520
21,000	Olympic Steel, Inc.	355,740
38,000	Penford Corp.*	195,320
6,000	Quaker Chemical Corp.	155,520
29,000	Schulman (A), Inc.	492,710
45,000	Spartech Corp.*	144,000
8,000	Stepan Co.	537,440
16,000	Universal Stainless & Alloy*	406,720
3,200	Vulcan International Corp.	108,000
25,000	Wausau Paper Corp.	159,750

		5,176,826

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2011

Shares		Value
Telecommunication Services — 0.92%
30,000	Premiere Global Services, Inc.*	$ 192,600
41,000	SureWest Communications	429,270
30,000	USA Mobility, Inc.	396,000

		1,017,870

Utilities — 4.01%
9,000	American States Water Co.	305,370
6,108	California Water Service Group	108,173
11,000	CH Energy Group, Inc.	573,870
16,990	Chesapeake Utilities Corp.	681,469
21,500	Connecticut Water Service, Inc.	537,930
9,000	Delta Natural Gas Co., Inc.	275,400
18,600	Empire District Electric Co. (The)	360,468
28,400	Middlesex Water Co.	484,788
13,000	RGC Resources, Inc.	247,000
17,800	SJW Corp.	387,506
18,476	Unitil Corp.	474,464

		4,436,438

Total Common Stocks		108,063,967

(Cost $142,884,938)
Preferred Stock — 0.54%
3,122	Alere, Inc.*	599,424

Total Preferred Stock		599,424

(Cost $504,723)
Exchange Traded Funds — 0.20%
2,700	iShares Russell Microcap Index Fund	106,245
13,400	PowerShares Zacks Micro Cap Portfolio	117,786

Total Exchange Traded Funds		224,031

(Cost $210,668)
Rights/Warrants — 0.00%
1,232	Aventine Renewable Energy Holdings, Inc. Warrants, Expire 3/15/15*(a)(c)	0
3,585	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(b)(c)	0
3,585	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(b)(c)	0

Total Rights/Warrants		0

(Cost $0)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2011

Principal Amount		Value
Corporate Bonds — 0.00%
$1947	Trenwick America Corp.*(a)(b)(c)	$0
1625	Trenwick America Corp.*(a)(b)(c)	0

Total Corporate Bonds		0

(Cost $0)

Shares
Investment Company — 1.44%
1,584,484	JPMorgan Prime Money Market Fund	1,584,484

Total Investment Company		1,584,484

(Cost $1,584,484)
Total Investments		$110,471,906
(Cost $$145,184,813)(d) — 100.01%
Liabilities in excess of other assets — (0.01)%		(15,957)

NET ASSETS — 100.00%		$110,455,949

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2011

*	Non-income producing security.
(a)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933). The total investment in restricted and illiquid securities representing $0 or 0.00% of net assets was as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	9/30/11 Carrying Value Per Unit
Aventine Renewable
1,232	Energy Holdings,Inc., Warrants	04/14/2010	$ —	$—
58,000	Contra Mair Holdings, Inc.	09/04/2008	$ 6,960	$—
72,000	Mesa Air Group, Inc.	11/01/2006	$635,933	$—
41,000	Orleans Homebuilders, Inc.	12/12/2006	$685,227	$—
3,585	U.S. Concrete, Inc., Warrants	09/09/2010	$ —	$—
3,585	U.S. Concrete, Inc., Warrants	09/09/2010	$ —	$—
30,000	Universal Travel Group	09/13/2010	$157,113	$—

Acquisition Principal Amount
$1,947	Trenwick America Corp.	05/18/2006	$ —	$—
$1,625	Trenwick America Corp.	05/18/2006	$ —	$—

(b)	Security delisted or issuer in bankruptcy.
(c)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(d)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund

September 30, 2011

Shares		Value
Common Stocks — 100.73%
Consumer Discretionary — 13.46%
920	Ascena Retail Group, Inc.*	$ 24,904
1,250	Jarden Corp.	35,325
970	Kohl’s Corp.	47,627
1,460	Mattel, Inc.	37,799
2,090	Tenneco, Inc.*	53,525
700	TRW Automotive Holdings Corp.*	22,911
10	VF Corp.	1,215

		223,306

Consumer Staples — 0.07%
50	Conagra Foods, Inc.	1,211

Energy — 9.02%
600	Berry Petroleum Co., Class A	21,228
1,210	Cameron International Corp.*	50,263
450	Dresser-Rand Group, Inc.*	18,239
2,200	Key Energy Services, Inc.*	20,878
240	Peabody Energy Corp.	8,131
400	Swift Energy Co.*	9,736
650	World Fuel Services Corp.	21,223

		149,698

Financials — 26.70%
270	Ameriprise Financial, Inc.	10,627
3,690	Ares Capital Corp.	50,811
1,020	Comerica, Inc.	23,429
1,850	Delphi Financial Group, Inc., Class A	39,812
3,600	Fifth Third Bancorp	36,360
210	First Niagara Financial Group, Inc.	1,921
1,530	Hartford Financial Services Group, Inc. (The)	24,694
1,100	HCC Insurance Holdings, Inc.	29,755
4,800	Huntington Bancshares, Inc.	23,040
5,570	KKR Financial Holdings LLC REIT	41,385
260	LaSalle Hotel Properties REIT	4,992
1,300	MFA Financial, Inc. REIT	9,126
2,140	New York Community Bancorp, Inc.	25,466
4,460	People’s United Financial, Inc.	50,844
310	Principal Financial Group, Inc.	7,028
10	ProAssurance Corp.	720
990	Reinsurance Group of America, Inc.	45,491
500	Starwood Property Trust, Inc. REIT	8,580
390	Tower Group, Inc.	8,915

		442,996

Health Care — 3.85%
420	Humana, Inc.	30,547

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund (cont.)

September 30, 2011

Shares		Value
1,960	Mylan, Inc.*	$ 33,320

		63,867

Industrials — 17.67%
890	Fluor Corp.	41,429
560	Gardner Denver, Inc.	35,588
100	JB Hunt Transport Services, Inc.	3,612
1,790	Navistar International Corp.*	57,495
780	Old Dominion Freight Line, Inc.*	22,597
510	Regal-Beloit Corp.	23,144
1,650	Republic Services, Inc.	46,299
330	SPX Corp.	14,952
3,900	Swift Transporation Co.*	25,116
1,100	Werner Enterprises, Inc.	22,913

		293,145

Information Technology — 10.12%
2,260	Avnet, Inc.*	58,941
1,200	Fairchild Semiconductor International, Inc.*	12,960
890	Harris Corp.	30,411
890	Ingram Micro, Inc., Class A*	14,356
960	SanDisk Corp.*	38,736
1,220	Seagate Technology Plc	12,542

		167,946

Materials — 16.42%
850	Ashland, Inc.	37,519
590	Celanese Corp., Class A	19,193
1,160	Crown Holdings, Inc.*	35,508
254	Cytec Industries, Inc.	8,926
180	Eastman Chemical Co.	12,335
1,110	International Paper Co.	25,807
1,930	Owens-Illinois, Inc.*	29,182
770	Reliance Steel & Aluminum Co.	26,188
1,390	Schweitzer-Mauduit International, Inc.	77,659

		272,317

Utilities — 3.42%
910	Edison International	34,807
410	EQT Corp.	21,878

		56,685

Total Common Stocks		1,671,171

(Cost $2,010,086)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund (cont.)

September 30, 2011
Shares		Value
Investment Company — 0.31%
5,246	JPMorgan Prime Money Market Fund	$5,246

Total Investment Company		5,246

(Cost $5,246)

Total Investments		$1,676,417
(Cost $2,015,332)(a) — 101.04%

Liabilities in excess of other assets — (1.04)%		(17,317)

NET ASSETS — 100.00%		$1,659,100

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See notes to financial statements.

This Page Intentionally Left Blank

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2011
	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund
Assets:
Investments, at value (cost $48,776,024, $88,996,915, $39,353,120, $145,184,813 and $2,015,332, respectively)	$59,431,967	$93,574,864	$44,561,810	$110,471,906	$1,676,417
Interest and dividends receivable	12,264	57,402	24,064	146,658	2,493
Receivable from advisor	—	—	—	—	13,695
Receivable for capital shares issued	1,808	100	7,869	8,721	—
Receivable for investments sold	—	5,953	47,474	—	15,513
Prepaid expenses	46,282	44,782	37,592	47,320	10,411

Total Assets	59,492,321	93,683,101	44,678,809	110,674,605	1,718,529

Liabilities:
Payable for capital shares redeemed	696,594	182,104	344,132	47,453	—
Payable for investments purchased	—	167,752	166,490	—	19,160
Accrued expenses and other payables:
Investment advisory fees	11,292	64,947	15,362	61,932	—
Administration fees	4,167	6,768	3,182	7,615	118
Audit fees	30,895	30,918	30,886	30,918	30,864
Trustees’ fees	83	167	60	204	39
Distribution fees	18,360	2,556	1,066	7,477	—
Shareholder reports	1,867	4,263	1,222	6,081	3,174
Transfer agent fees	27,413	30,128	10,588	47,700	600
Other	6,912	7,690	6,741	9,276	5,474

Total Liabilities	797,583	497,293	579,729	218,656	59,429

Net Assets	$58,694,738	$93,185,808	$44,099,080	$110,455,949	$1,659,100

Net Assets Consist Of:
Capital	$48,521,688	$100,265,685	$35,845,655	$164,888,140	$1,729,610
Undistributed net investment income (loss)	—	—	1,127	679,432	16,834
Accumulated net realized gains (losses) from investment transactions and foreign currency	(482,893)	(11,657,826)	3,043,608	(20,398,716)	251,571
Net unrealized appreciation (depreciation) on investments and foreign currency	10,655,943	4,577,949	5,208,690	(34,712,907)	(338,915)

Net Assets	$58,694,738	$93,185,808	$44,099,080	$110,455,949	$1,659,100

Net Assets:
Class A	$23,592,781	$1,320,100	$1,420,164	$3,851,626	N/A
Class I	33,834,756	3,377,587	N/A	N/A	$1,659,100
Class C	39,788	423,648	32,187	613,189	N/A
Class S	1,227,413	88,064,473	42,646,729	105,991,134	N/A

Total	$58,694,738	$93,185,808	$44,099,080	$110,455,949	$1,659,100

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund		RBC Microcap Value Fund	RBC Mid Cap Value Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	2,067,895	92,516	70,927		269,322	N/A
Class I	2,832,254	232,437	N/A		N/A	176,090
Class C	3,708	31,913	1,720		45,180	N/A
Class S	102,736	6,059,064	2,081,034		7,398,128	N/A

Total	5,006,593	6,415,930	2,153,681		7,712,630	176,090

Net Asset Values and Redemption Prices per Share:
Class A(a)	$11.41	$14.27	$20.02		$14.30	N/A

Class I	$11.95	$14.53	N/A		N/A	$9.42

Class C(b)	$10.73	$13.28	$18.72	(c)	$13.57	N/A

Class S	$11.95	$14.53	$20.49		$14.33	N/A

Maximum Offering Price Per Share:
Class A	$12.11	$15.14	$21.24		$15.17	N/A

Maximum Sales Charge - Class A	5.75%	5.75%	5.75%		5.75%	N/A

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.
(b)	For Class C shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase. Such reduction is not reflected in the net asset value and the redemption price per share.
(c)	Net asset value is calculated using unrounded net assets of $32,187.49 divided by the unrounded shares oustanding of 1,719.561.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2011

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund

Investment Income:
Dividend income	$433,294	$1,228,757	$501,176	$2,303,239	$41,034
Foreign tax withholding	—	—	—	(3,339)	—

Total Investment Income	433,294	1,228,757	501,176	2,299,900	41,034

Expenses:
Investment advisory fees	503,600	1,334,584	516,428	1,311,819	14,198
Distribution fees - Class A	69,542	4,842	2,104	14,800	—
Distribution fees - Class C	499	5,698	598	8,372	—
Accounting fees	28,729	32,288	27,742	32,424	25,070
Administration fees	53,957	107,277	39,097	109,318	1,521
Audit fees	39,931	39,970	39,918	39,976	38,171
Custodian fees	3,461	5,108	3,614	4,906	8,897
Insurance fees	6,301	6,301	6,301	6,301	6,301
Legal fees	1,215	2,494	2,999	5,037	1,107
Registration and filing fees	95,798	92,704	81,237	77,035	8,834
Shareholder reports	9,609	14,321	6,538	22,746	—
Transfer agent fees	220,173	234,335	71,091	319,960	3,982
Trustees’ fees	1,639	3,277	1,209	3,361	18
Other fees	8,767	9,989	7,647	23,459	5,249

Total expenses before fee waiver/reimbursement	1,043,221	1,893,188	806,523	1,979,514	113,348
Expenses waived/reimbursed by:
Adviser	(181,809)	(340,139)	(256,458)	(396,734)	(95,094)

Net Expenses	861,412	1,553,049	550,065	1,582,780	18,254

Net Investment Income (Loss)	(428,118)	(324,292)	(48,889)	717,120	22,780

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	5,801,079	17,004,371	6,052,352	6,597,636	307,140
Net realized losses from foreign currency	—	—	—	(1,467)	—
Net change in unrealized appreciation/depreciation on investments and foreign currency	(1,409,826)	(8,347,648)	(5,687,024)	(4,828,920)	(423,886)

Net realized/unrealized gains (losses) from investments	4,391,253	8,656,723	365,328	1,767,249	(116,746)

Change in net assets resulting from operations	$3,963,135	$8,332,431	$316,439	$2,484,369	$(93,966)

See notes to the financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

From Investment Activities:
Operations:
Net investment loss	$(428,118)	$(391,733)
Net realized gains from investment transactions	5,801,079	9,006,109
Net change in unrealized appreciation/depreciation on investments	(1,409,826)	3,635,810

Change in net assets resulting from operations	3,963,135	12,250,186

Capital Transactions:
Proceeds from shares issued	7,396,063	7,133,544
Cost of shares redeemed	(17,614,910)	(15,569,207)

Change in net assets resulting from capital transactions	(10,218,847)	(8,435,663)

Net increase (decrease) in net assets	(6,255,712)	3,814,523

Net Assets:
Beginning of year	64,950,450	61,135,927

End of year	$58,694,738	$64,950,450

Undistributed net investment income	$—	$—

Share Transactions:
Issued	601,446	686,333
Redeemed	(1,363,886)	(1,600,438)

Change in shares resulting from capital transactions	(762,440)	(914,105)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Enterprise Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

From Investment Activities:
Operations:
Net investment loss	$(324,292)	$(157,013)
Net realized gains (losses) from investment transactions	17,004,371	(10,852,614)
Net change in unrealized appreciation/depreciation on investments	(8,347,648)	21,627,462

Change in net assets resulting from operations	8,332,431	10,617,835

Capital Transactions:
Proceeds from shares issued	3,414,432	2,760,853
Cost of shares redeemed	(57,801,141)	(20,830,494)

Change in net assets resulting from capital transactions	(54,386,709)	(18,069,641)

Net decrease in net assets	(46,054,278)	(7,451,806)

Net Assets:
Beginning of year	139,240,086	146,691,892

End of year	$93,185,808	$139,240,086

Undistributed net investment income	$—	$38,170

Share Transactions:
Issued	203,048	200,184
Redeemed	(3,289,647)	(1,522,849)

Change in shares resulting from capital transactions	(3,086,599)	(1,322,665)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

From Investment Activities:
Operations:
Net investment loss	$(48,889)	$(96,644)
Net realized gains from investment transactions	6,052,352	1,727,391
Net change in unrealized appreciation/depreciation on investments	(5,687,024)	5,509,913

Change in net assets resulting from operations	316,439	7,140,660

Capital Transactions:
Proceeds from shares issued	9,631,033	5,425,799
Cost of shares redeemed	(9,893,792)	(9,705,897)

Change in net assets resulting from capital transactions	(262,759)	(4,280,098)

Net increase in net assets	53,680	2,860,562

Net Assets:
Beginning of year	44,045,400	41,184,838

End of year	$44,099,080	$44,045,400

Undistributed net investment income	$1,127	$1,214

Share Transactions:
Issued	416,277	287,779
Redeemed	(421,570)	(503,926)

Change in shares resulting from capital transactions	(5,293)	(216,147)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Microcap Value Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

From Investment Activities:
Operations:
Net investment income	$717,120	$578,943
Net realized gains (losses) from investment transactions and foreign currency	6,596,169	(2,011,700)
Net change in unrealized appreciation/depreciation on investments	(4,828,920)	18,307,643

Change in net assets resulting from operations	2,484,369	16,874,886

Distributions to Class A Shareholders:
From net investment income	(10,208)	(11,456)

Distributions to Class S Shareholders:
From net investment income	(587,562)	(675,364)

Change in net assets resulting from shareholder distributions	(597,770)	(686,820)

Capital Transactions:
Proceeds from shares issued	19,768,305	26,521,029
Distributions reinvested	578,852	655,144
Cost of shares redeemed	(65,574,944)	(61,601,127)

Change in net assets resulting from capital transactions	(45,227,787)	(34,424,954)

Net decrease in net assets	(43,341,188)	(18,236,888)

Net Assets:
Beginning of period	153,797,137	172,034,025

End of period	$110,455,949	$153,797,137

Undistributed net investment income	$679,432	$510,920

Share Transactions:
Issued	1,190,604	1,851,377
Reinvested	34,292	49,595
Redeemed	(4,038,145)	(4,426,661)

Change in shares resulting from capital transactions	(2,813,249)	(2,525,689)

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Mid Cap Value Fund
	For the Year Ended September 30, 2011	For the Period Ended September 30, 2010(a)

From Investment Activities:
Operations:
Net investment income	$22,780	$3,194
Net realized gains from investment transactions	307,140	30,401
Net change in unrealized appreciation/depreciation on investments	(423,886)	84,971

Change in net assets resulting from operations	(93,966)	118,566

Distributions to Class I Shareholders:
From net investment income	(76,421)	—
From net realized gains	(83,847)	—

Change in net assets resulting from shareholder distributions	(160,268)	—

Capital Transactions:
Proceeds from shares issued	—	1,634,500
Distributions reinvested	160,268	—

Change in net assets resulting from capital transactions	160,268	1,634,500

Net increase (decrease) in net assets	(93,966)	1,753,066

Net Assets
Beginning of period	1,753,066	—

End of period	$1,659,100	$1,753,066

Undistributed net investment income	$16,834	$67,068

Share Transactions:
Issued	—	162,274
Reinvested	13,816	—

Change in shares resulting from capital transactions	13,816	162,274

(a)	For the period from December 31, 2009 (commencement of operations) to September 30, 2010.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2011	$10.94	(0.10)(a)	0.57	(b)	0.47	—	—	$11.41
Year Ended September 30, 2010	8.89	(0.08)(a)	2.13	(b)	2.05	—	—	10.94
Year Ended September 30, 2009	10.18	(0.04)(a)	(1.17)	(b)	(1.21)	(0.08)	(0.08)	8.89
Year Ended September 30, 2008	13.90	(0.09)(a)	(2.52)	(b)	(2.61)	(1.11)	(1.11)	10.18
Year Ended September 30, 2007	12.47	(0.10)(a)	1.88	(b)	1.78	(0.35)	(0.35)	13.90
Class I
Year Ended September 30, 2011	$11.43	(0.07)(a)	0.59	(b)	0.52	—	—	$11.95
Year Ended September 30, 2010	9.27	(0.06)(a)	2.22	(b)	2.16	—	—	11.43
Year Ended September 30, 2009	10.58	(0.02)(a)	(1.21)	(b)	(1.23)	(0.08)	(0.08)	9.27
Year Ended September 30, 2008	14.36	(0.06)(a)	(2.61)	(b)	(2.67)	(1.11)	(1.11)	10.58
Year Ended September 30, 2007	12.85	(0.07)(a)	1.93	(b)	1.86	(0.35)	(0.35)	14.36
Class C
Year Ended September 30, 2011	$10.38	(0.18)(a)	0.53	(b)	0.35	—	—	$10.73
Year Ended September 30, 2010	8.50	(0.14)(a)	2.02	(b)	1.88	—	—	10.38
Year Ended September 30, 2009	9.81	(0.09)(a)	(1.14)	(b)	(1.23)	(0.08)	(0.08)	8.50
Year Ended September 30, 2008	13.53	(0.18)(a)	(2.43)	(b)	(2.61)	(1.11)	(1.11)	9.81
Year Ended September 30, 2007	12.24	(0.19)(a)	1.83	(b)	1.64	(0.35)	(0.35)	13.53
Class S
Year Ended September 30, 2011	$11.43	(0.07)(a)	0.59	(b)	0.52	—	—	$11.95
Year Ended September 30, 2010	9.28	(0.06)(a)	2.21	(b)	2.15	—	—	11.43
Year Ended September 30, 2009	10.59	(0.02)(a)	(1.21)	(b)	(1.23)	(0.08)	(0.08)	9.28
Year Ended September 30, 2008	14.38	(0.06)(a)	(2.62)	(b)	(2.68)	(1.11)	(1.11)	10.59
Year Ended September 30, 2007	12.86	(0.07)(a)	1.94	(b)	1.87	(0.35)	(0.35)	14.38

(a) Per share net investment income (loss) has been calculated using the average daily shares method.	(b) Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2011	4.21%	$23,593	1.35%	(0.75%)	1.61%	13%
Year Ended September 30, 2010	23.06%	21,940	1.35%	(0.81%)	1.79%	89%
Year Ended September 30, 2009	(11.61%)	19,421	1.35%	(0.47%)	1.88%	62%
Year Ended September 30, 2008	(20.14%)	25,483	1.32%	(0.74%)	1.68%	46%
Year Ended September 30, 2007	14.52%	33,887	1.35%	(0.78%)	1.72%	31%
Class I
Year Ended September 30, 2011	4.55%	$33,835	1.10%	(0.49%)	1.35%	13%
Year Ended September 30, 2010	23.30%	41,121	1.10%	(0.57%)	1.54%	89%
Year Ended September 30, 2009	(11.36%)	40,098	1.10%	(0.21%)	1.38%	62%
Year Ended September 30, 2008	(19.95%)	60,998	1.07%	(0.48%)	1.19%	46%
Year Ended September 30, 2007	14.89%	75,721	1.10%	(0.53%)	1.21%	31%
Class C
Year Ended September 30, 2011	3.37%	$40	2.09%	(1.49%)	2.36%	13%
Year Ended September 30, 2010	22.12%	67	2.09%	(1.57%)	2.53%	89%
Year Ended September 30, 2009	(12.26%)	98	2.10%	(1.21%)	2.38%	62%
Year Ended September 30, 2008	(20.72%)	129	2.07%	(1.52%)	2.16%	46%
Year Ended September 30, 2007	13.73%	1,265	2.10%	(1.52%)	2.23%	31%
Class S
Year Ended September 30, 2011	4.55%	$1,227	1.10%	(0.52%)	1.35%	13%
Year Ended September 30, 2010	23.17%	1,822	1.10%	(0.56%)	1.54%	89%
Year Ended September 30, 2009	(11.35%)	1,501	1.10%	(0.22%)	1.38%	62%
Year Ended September 30, 2008	(19.94%)	1,495	1.06%	(0.49%)	1.18%	46%
Year Ended September 30, 2007	14.88%	1,878	1.10%	(0.53%)	1.21%	31%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2011	$14.43	(0.07)(a)	(0.09)	(b)	(0.16)	—	—	—	$14.27
Year Ended September 30, 2010	13.37	(0.05)(a)	1.11	(b)	1.06	—	—	—	14.43
Year Ended September 30, 2009	16.95	(0.02)(a)	(1.98)	(b)	(2.00)	—	(1.58)	(1.58)	13.37
Year Ended September 30, 2008	25.86	(0.08)(a)	(5.31)	(b)	(5.39)	(0.02)	(3.50)	(3.52)	16.95
Year Ended September 30, 2007	25.12	0.03(a)	2.95	(b)	2.98	—	(2.24)	(2.24)	25.86
Class I
Year Ended September 30, 2011	$14.67	(0.04)(a)	(0.10)	(b)	(0.14)	—	—	—	$14.53
Year Ended September 30, 2010	13.57	(0.01)(a)	1.11	(b)	1.10	—	—	—	14.67
Year Ended September 30, 2009	17.13	0.01(a)	(1.99)	(b)	(1.98)	—	(1.58)	(1.58)	13.57
Year Ended September 30, 2008	26.10	(0.04)(a)	(5.34)	(b)	(5.38)	(0.09)	(3.50)	(3.59)	17.13
Year Ended September 30, 2007	25.31	0.09(a)	2.96	(b)	3.05	(0.02)	(2.24)	(2.26)	26.10
Class C
Year Ended September 30, 2011	$13.53	(0.19)(a)	(0.06)	(b)	(0.25)	—	—	—	$13.28
Year Ended September 30, 2010	12.64	(0.14)(a)	1.03	(b)	0.89	—	—	—	13.53
Year Ended September 30, 2009	16.25	(0.10)(a)	(1.93)	(b)	(2.03)	—	(1.58)	(1.58)	12.64
Year Ended September 30, 2008	25.09	(0.22)(a)	(5.12)	(b)	(5.34)	—	(3.50)	(3.50)	16.25
Year Ended September 30, 2007	24.62	(0.16)(a)	2.87	(b)	2.71	—	(2.24)	(2.24)	25.09
Class S
Year Ended September 30, 2011	$14.66	(0.04)(a)	(0.09)	(b)	(0.13)	—	—	—	$14.53
Year Ended September 30, 2010	13.56	(0.01)(a)	1.11	(b)	1.10	—	—	—	14.66
Year Ended September 30, 2009	17.12	0.01(a)	(1.99)	(b)	(1.98)	—	(1.58)	(1.58)	13.56
Year Ended September 30, 2008	26.09	(0.04)(a)	(5.34)	(b)	(5.38)	(0.09)	(3.50)	(3.59)	17.12
Year Ended September 30, 2007	25.30	0.09(a)	2.96	(b)	3.05	(0.02)	(2.24)	(2.26)	26.09

(a) Per share net investment income (loss) has been calculated using the average daily shares method.	(b) Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2011	(1.11%)	$1,320	1.33%	(0.44%)	1.57%	27%
Year Ended September 30, 2010	7.93%	2,426	1.33%	(0.35%)	1.76%	22%
Year Ended September 30, 2009	(8.83%)	3,320	1.33%	(0.15%)	2.01%	20%
Year Ended September 30, 2008	(23.07%)	6,398	1.33%	(0.43%)	1.80%	23%
Year Ended September 30, 2007	12.40%	18,933	1.33%	0.09%	1.80%	22%
Class I
Year Ended September 30, 2011	(0.96%)	$3,378	1.08%	(0.25%)	1.29%	27%
Year Ended September 30, 2010	8.11%	25,999	1.08%	(0.10%)	1.51%	22%
Year Ended September 30, 2009	(8.60%)	25,543	1.08%	0.06%	1.50%	20%
Year Ended September 30, 2008	(22.82%)	29,388	1.08%	(0.19%)	1.31%	23%
Year Ended September 30, 2007	12.62%	43,096	1.08%	0.35%	1.30%	22%
Class C
Year Ended September 30, 2011	(1.85%)	$424	2.08%	(1.21%)	2.32%	27%
Year Ended September 30, 2010	7.04%	568	2.08%	(1.10%)	2.51%	22%
Year Ended September 30, 2009	(9.47%)	778	2.08%	(0.92%)	2.50%	20%
Year Ended September 30, 2008	(23.61%)	1,269	2.08%	(1.19%)	2.30%	23%
Year Ended September 30, 2007	11.50%	2,356	2.08%	(0.66%)	2.30%	22%
Class S
Year Ended September 30, 2011	(0.89%)	$88,064	1.08%	(0.21%)	1.32%	27%
Year Ended September 30, 2010	8.11%	110,248	1.08%	(0.10%)	1.51%	22%
Year Ended September 30, 2009	(8.60%)	117,009	1.08%	0.08%	1.51%	20%
Year Ended September 30, 2008	(22.83%)	160,478	1.08%	(0.19%)	1.31%	23%
Year Ended September 30, 2007	12.62%	281,867	1.08%	0.33%	1.30%	22%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2011	$19.99	(0.09)(a)	0.12	(b)	0.03	—	—	—	$20.02
Year Ended September 30, 2010	17.04	(0.09)(a)	3.04	(b)	2.95	—	—	—	19.99
Year Ended September 30, 2009	21.27	(0.03)(a)	(2.17)	(b)	(2.20)	—	(2.03)	(2.03)	17.04
Year Ended September 30, 2008	31.72	(0.17)(a)	(4.79)	(b)	(4.96)	—	(5.49)	(5.49)	21.27
Year Ended September 30, 2007	31.74	0.16(a)	3.34	(b)	3.50	(0.11)	(3.41)	(3.52)	31.72
Class C
Year Ended September 30, 2011	$18.83	(0.22)(a)	0.11	(b)	(0.11)	—	—	—	$18.72
Year Ended September 30, 2010	16.18	(0.22)(a)	2.87	(b)	2.65	—	—	—	18.83
Year Ended September 30, 2009	20.47	(0.13)(a)	(2.13)	(b)	(2.26)	—	(2.03)	(2.03)	16.18
Year Ended September 30, 2008	30.86	(0.34)(a)	(4.56)	(b)	(4.90)	—	(5.49)	(5.49)	20.47
Year Ended September 30, 2007	31.08	(0.12)(a)	3.31	(b)	3.19	—	(3.41)	(3.41)	30.86
Class S
Year Ended September 30, 2011	$20.41	(0.02)(a)	0.10	(b)	0.08	—	—	—	$20.49
Year Ended September 30, 2010	17.35	(0.04)(a)	3.10	(b)	3.06	—	—	—	20.41
Year Ended September 30, 2009	21.55	0.01(a)	(2.18)	(b)	(2.17)	—	(2.03)	(2.03)	17.35
Year Ended September 30, 2008	31.94	(0.11)(a)	(4.75)	(b)	(4.86)	(0.04)	(5.49)	(5.53)	21.55
Year Ended September 30, 2007	31.95	0.23(a)	3.36	(b)	3.59	(0.19)	(3.41)	(3.60)	31.94

(a) Per share net investment income (loss) has been calculated using the average daily shares method.	(b) Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2011	0.20%	$1,420	1.30%	(0.37%)	1.80%	40%
Year Ended September 30, 2010	17.31%	519	1.47%†	(0.48%)	2.28%	31%
Year Ended September 30, 2009	(7.07%)	656	1.55%	(0.20%)	2.65%	47%
Year Ended September 30, 2008	(17.15%)	1,046	1.54%	(0.71%)	2.27%	47%
Year Ended September 30, 2007	11.86%	1,401	1.55%	0.49%	2.13%	44%
Class C
Year Ended September 30, 2011	(0.58%)	$32	2.05%	(1.02%)	2.56%	40%
Year Ended September 30, 2010	16.38%	86	2.23%†	(1.26%)	2.99%	31%
Year Ended September 30, 2009	(7.70%)	297	2.30%	(0.96%)	3.16%	47%
Year Ended September 30, 2008	(17.52%)	384	2.29%	(1.47%)	2.76%	47%
Year Ended September 30, 2007	11.01%	570	2.30%	(0.41%)	2.62%	44%
Class S
Year Ended September 30, 2011	0.39%	$42,647	1.05%	(0.09%)	1.54%	40%
Year Ended September 30, 2010	17.64%	43,441	1.22%†	(0.21%)	2.04%	31%
Year Ended September 30, 2009	(6.81%)	40,205	1.30%	0.04%	2.16%	47%
Year Ended September 30, 2008	(16.68%)	45,905	1.29%	(0.46%)	1.76%	47%
Year Ended September 30, 2007	12.10%	65,771	1.30%	0.70%	1.62%	44%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
†	Beginning May 26, 2010, the net operating expenses were contractually limited to 1.30%, 2.05% and 1.05% of average daily net assets for Class A, Class C, and Class S respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2010.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2011	$14.59	0.05(a)	(0.32)	(b)	(0.27)	(0.02)	—	(0.02)	$14.30
Year Ended September 30, 2010	13.15	0.02(a)	1.44	(b)	1.46	(0.02)	—	(0.02)	14.59
Year Ended September 30, 2009	16.38	0.05(a)	(2.30)	(b)	(2.25)	(0.03)	(0.95)	(0.98)	13.15
Year Ended September 30, 2008	22.34	0.05(a)	(4.49)	(b)	(4.44)	(0.02)	(1.50)	(1.52)	16.38
Year Ended September 30, 2007	22.17	0.03(a)	1.68	(b)	1.71	—	(1.54)	(1.54)	22.34
Class C
Year Ended September 30, 2011	$13.93	(0.08)(a)	(0.28)	(b)	(0.36)	—	—	—	$13.57
Year Ended September 30, 2010	12.64	(0.08)(a)	1.37	(b)	1.29	—	—	—	13.93
Year Ended September 30, 2009	15.86	(0.03)(a)	(2.24)	(b)	(2.27)	—	(0.95)	(0.95)	12.64
Year Ended September 30, 2008	21.82	(0.08)(a)	(4.38)	(b)	(4.46)	—	(1.50)	(1.50)	15.86
Year Ended September 30, 2007	21.84	(0.13)(a)	1.65	(b)	1.52	—	(1.54)	(1.54)	21.82
Class S
Year Ended September 30, 2011	$14.62	0.08(a)	(0.30)	(b)	(0.22)	(0.07)	—	(0.07)	$14.33
Year Ended September 30, 2010	13.19	0.05(a)	1.44	(b)	1.49	(0.06)	—	(0.06)	14.62
Year Ended September 30, 2009	16.47	0.08(a)	(2.32)	(b)	(2.24)	(0.09)	(0.95)	(1.04)	13.19
Year Ended September 30, 2008	22.47	0.10(a)	(4.52)	(b)	(4.42)	(0.08)	(1.50)	(1.58)	16.47
Year Ended September 30, 2007	22.27	0.09(a)	1.68	(b)	1.77	(0.03)	(1.54)	(1.57)	22.47

(a) Per share net investment income (loss) has been calculated using the average daily shares method.	(b) Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2011	(1.85%)	$3,852	1.32%	0.28%	1.60%	2%
Year Ended September 30, 2010	11.12%	6,968	1.32%	0.12%	1.64%	9%
Year Ended September 30, 2009	(11.74%)	8,358	1.32%	0.50%	1.87%	17%
Year Ended September 30, 2008	(20.74%)	19,641	1.31%	0.29%	1.74%	18%
Year Ended September 30, 2007	7.68%	43,004	1.32%	0.14%	1.78%	17%
Class C
Year Ended September 30, 2011	(2.58%)	$613	2.07%	(0.51%)	2.35%	2%
Year Ended September 30, 2010	10.21%	850	2.07%	(0.63%)	2.39%	9%
Year Ended September 30, 2009	(12.36%)	1,124	2.07%	(0.25%)	2.37%	17%
Year Ended September 30, 2008	(21.34%)	1,723	2.06%	(0.45%)	2.23%	18%
Year Ended September 30, 2007	6.89%	3,981	2.07%	(0.60%)	2.28%	17%
Class S
Year Ended September 30, 2011	(1.59%)	$105,991	1.07%	0.51%	1.35%	2%
Year Ended September 30, 2010	11.33%	145,979	1.07%	0.37%	1.39%	9%
Year Ended September 30, 2009	(11.47%)	162,465	1.07%	0.76%	1.37%	17%
Year Ended September 30, 2008	(20.53%)	261,041	1.07%	0.56%	1.26%	18%
Year Ended September 30, 2007	7.95%	318,947	1.07%	0.39%	1.27%	17%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Mid Cap Value Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class I
Year Ended September 30, 2011	$10.80	0.13(a)	(0.52)	—	(0.39)	(0.47)	(0.52)	(0.99)	$9.42
Period Ended September 30, 2010(b)	10.00	0.02(a)	0.78	—	0.80	—	—	—	10.80

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 31, 2009 (commencement of operations) to September 30, 2010.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Mid Cap Value Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate
Class I
Year Ended September 30, 2011	(5.35%)	$1,659	0.90%	1.12%	5.59%	174%
Period Ended September 30, 2010(a)	8.00%(b)	1,753	0.90%(c)	0.26%(c)	12.64%(c)	161%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a) For the period from December 31, 2009 (commencement of operations) to September 30, 2010.	(c) Annualized.

(b)	Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

1.Organization

RBC Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This annual report includes the following five investment portfolios (“Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Mid Cap Value Fund (“Mid Cap Value Fund”)

The SMID Cap Growth and Enterprise Funds offer four share classes: Class A, Class C, Class I and Class S shares. The Small Cap Core and Microcap Value Funds offer three share classes: Class A, Class C, and Class S shares. The Mid Cap Value Fund offers Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered at net asset value (i.e. no front-end sales charge), but are subject to a CDSC of 1.00% for redemptions within 12 months of purchase. Class I shares (intended for investors meeting certain investment minimum thresholds) and Class S shares (available to investors purchasing shares directly from the Funds’ transfer agent) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates or of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the co-administrator.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange.

Security Valuation:

Equity securities are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board of Trustees (the “Board”). Equity securities traded on one or more U.S. exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the valuation time. Valuation time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). If there was no sale on the primary exchange on the day the net asset value is calculated, the most recent bid quotation generally will be used. In cases where neither closing prices nor bid prices are available, or where those prices do not accurately reflect the value of the security, a security will be valued in accordance with the Funds’ approved pricing and valuation procedures to determine a security’s fair value. These procedures are also used to determine the fair value of a security if a significant event occurs that materially affects the value of the security. Bonds and other fixed income securities, including TBA commitments, are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate

NOTES TO FINANCIAL STATEMENTS

factors such as institutional-size trading in similar groups of securities yield, quality, coupon rate, maturity and type of issue. Investments in open-end investment companies are valued at net asset value. Short-term securities with less than 60 days to maturity at time of purchase are valued at amortized cost.

Fair Value Measurements:

Various input levels are used in determining the fair value of investments which are as follows:

• Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active.

• Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2011 is as follows:

Funds	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
SMID Cap Growth Fund	$59,431,967	(a)	$—	$ —	$59,431,967
Enterprise Fund	92,973,002	(a)	—	601,862	93,574,864
Small Cap Core Fund	44,561,810	(a)	—	—	44,561,810
Microcap Value Fund	110,471,906	(a)	—	—	110,471,906
Mid Cap Value Fund	1,676,417	(a)	—	—	1,676,417

(a) The breakdown of the Funds’ investments into major categories is disclosed in the Schedules of Portfolio Investments.

The Funds did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2011.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Enterprise Fund	Microcap Value Fund
	(Common Stocks Industrials)	(Common Stocks Consumer Discretionary and Industrials)
Balance as of 09/30/10 (value)	$ —	$ —
Transfers in	268,609	139,463
Change in unrealized (depreciation) *	333,253	(139,463)

Balance as of 9/30/11(value)	$601,862	$ —

* Net change in unrealized appreciation/(depreciation) in level 3 securities still held at September 30, 2011.

NOTES TO FINANCIAL STATEMENTS

During the year ended September 30, 2011, the Funds recognized no significant transfers to/from level 1 or 2. The Fund’s policy is to recognize transfers between level 1, level 2 and level 3 at the end of the year utilizing fair value at the beginning of the year.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the Adviser has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. There were no Repurchase Agreements held at September 30, 2011.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or adviser fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution.

NOTES TO FINANCIAL STATEMENTS

Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, foreign currency transactions, distribution redesignations and prior year spillbacks ), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2011, permanent difference reclassification amounts were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Net Investment Income	Increase/(Decrease) Accumulated Realized Gain/(Loss)
SMID Cap Growth Fund	$(428,118)	$428,118	$ —
Enterprise Fund	(671,087)	286,122	384,965
Small Cap Core Fund	(157,475)	48,802	108,673
Microcap Value Fund	—	49,162	(49,162)
Mid Cap Value Fund	—	3,407	(3,407)

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%

Enterprise Fund	Up to $30 million	1.00%
	Over $30 million	0.90%

Small Cap Core Fund	Up to $30 million	1.00%
	Over $30 million	0.90%
Microcap Value Fund	All Net Assets	0.90%
Mid Cap Value Fund	All Net Assets	0.70%

On September 29, 2010, the Board approved a revised investment advisory agreement with respect to Enterprise Fund and Small Cap Core Fund that reflects the fee rates above and became effective November 22, 2010. For the period of October 1, 2010 to November 22, 2010, these two Funds paid RBC GAM (US) a monthly fee based on a percentage of the average daily net assets of the Funds shown below:

NOTES TO FINANCIAL STATEMENTS

	Average Daily Net Assets of Fund	Annual Rate

Enterprise Fund	Up to $30 million	1.40%
	Over $30 million	0.90%

Small Cap Core Fund	Up to $30 million	1.40%
	Over $30 million	0.90%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class S shares of each Fund and Class I shares of each Fund (except Small Cap Core Fund and Microcap Value Fund, which do not offer Class I shares) to the following levels. This expense limitation agreement is in place until January 31, 2013.

Annual Rate
SMID Cap Growth Fund	1.10%
Enterprise Fund	1.08%
Small Cap Core Fund	1.05%
Microcap Value Fund	1.07%
Mid Cap Value Fund	0.90%

Classes A and C vary from these limits only by the addition of class-specific 12b-1 fees. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation stated above. At September 30, 2011, the amounts subject to possible recoupment under the expense limitation agreement are $181,809, $340,139, $256,458, $396,734 and $95,094 for SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Mid Cap Value Fund, respectively.

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) receives from each Fund a fee, payable monthly, at the annual rate of 0.075% of each Fund’s average daily net assets. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. RBC GAM (US)’s fee is listed as “Administration fees” in the Statements of Operations. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the adviser or the co-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The RBC Funds currently pay the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $30,000 ($32,500 effective October 1, 2011). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

NOTES TO FINANCIAL STATEMENTS

4. Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan; and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class.

	Class A	Class C
12b-1 Plan Fee	0.25%*	1.00%

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board of Trustees has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part.

For the year ended September 30, 2011, the Distributor received commissions of $5,059 from front-end sales charges of Class A and Class C shares of the Funds, of which $756 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor also received $13 from CDSC fees from Class A and Class C shares of the Funds during the year ended September 30, 2011.

5. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2011 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$9,438,818	$17,722,033
Enterprise Fund	36,831,616	91,576,669
Small Cap Core Fund	20,563,321	20,295,738
Microcap Value Fund	2,406,405	42,262,088
Mid Cap Value Fund	3,514,329	3,475,360

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, certain of the Funds use directed brokerage transactions through LJR Recapture Services (“LJR”) and its correspondent brokers. A portion of the commissions paid for portfolio transactions under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued and automatic conversion of shares	$4,677,538	$1,261,111	$18,460	$143,799
Distributions reinvested	—	—	—	—
Cost of shares redeemed	(3,948,963)	(2,989,849)	(1,258,647)	(1,231,670)

Change in Class A	$728,575	$(1,728,738)	$(1,240,187)	$(1,087,871)

Class I
Proceeds from shares issued	$2,566,987	$5,807,346	$2,471,463	$2,078,172
Distributions reinvested	—	—	—	—
Cost of shares redeemed	(12,819,670)	(12,418,052)	(31,448,360)	(3,565,672)

Change in Class I	$(10,252,683)	$(6,610,706)	$(28,976,897)	$(1,487,500)

Class C
Proceeds from shares issued	$—	$—	$3,534	$3,067
Distributions reinvested	—	—	—	—
Cost of shares redeemed	(30,520)	(44,116)	(163,037)	(251,543)

Change in Class C	$(30,520)	$(44,116)	$(159,503)	$(248,476)

Class R
Proceeds from shares issued	$—	$261	$—	$714
Distributions reinvested	—	—	—	—
Cost of shares redeemed and automatic conversion of shares	—	(22,822)	—	(43,439)

Change in Class R	$—	$(22,561)	$—	$(42,725)

Class S
Proceeds from shares issued	$151,538	$64,826	$920,975	$535,101
Distributions reinvested	—	—	—	—
Cost of shares redeemed	(815,757)	(94,368)	(24,931,097)	(15,738,170)

Change in Class S	$(664,219)	$(29,542)	$(24,010,122)	$(15,203,069)

Change in net assets resulting from capital transactions	$(10,218,847)	$(8,435,663)	$(54,386,709)	$(18,069,641)

SHARE TRANSACTIONS:
Class A
Issued and automatic conversion of shares	380,703	125,150	1,143	10,663
Reinvested	—	—	—	—
Redeemed	(318,977)	(302,606)	(76,730)	(90,815)

Change in Class A	61,726	(177,456)	(75,587)	(80,152)

Class I
Issued	209,055	554,729	147,155	150,826
Reinvested	—	—	—	—
Redeemed	(973,857)	(1,281,686)	(1,687,334)	(261,179)

Change in Class I	(764,802)	(726,957)	(1,540,179)	(110,353)

NOTES TO FINANCIAL STATEMENTS

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

(cont.)
Class C
Issued	—	—	230	245
Reinvested	—	—	—	—
Redeemed	(2,724)	(5,044)	(10,321)	(19,808)

Change in Class C	(2,724)	(5,044)	(10,091)	(19,563)

Class R
Issued	—	27	—	55
Reinvested	—	—	—	—
Redeemed and automatic conversion of shares	—	(2,262)	—	(3,219)

Change in Class R	—	(2,235)	—	(3,164)

Class S
Issued	11,688	6,427	54,520	38,395
Reinvested	—	—	—	—
Redeemed	(68,328)	(8,840)	(1,515,262)	(1,147,828)

Change in Class S	(56,640)	(2,413)	(1,460,742)	(1,109,433)

Change in shares resulting from capital transactions	(762,440)	(914,105)	(3,086,599)	(1,322,665)

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued and automatic conversion of shares	$1,186,176	$43,795	$407,665	$779,295
Distributions reinvested	—	—	8,348	8,406
Cost of shares redeemed	(163,399)	(263,834)	(3,901,379)	(2,944,244)

Change in Class A	$1,022,777	$(220,039)	$(3,485,366)	$(2,156,543)

Class C
Proceeds from shares issued	$—	$—	$21,358	$42,984
Distributions reinvested	—	—	—	—
Cost of shares redeemed	(62,360)	(240,507)	(270,146)	(406,090)

Change in Class C	$(62,360)	$(240,507)	$(248,788)	$(363,106)

Class R
Proceeds from shares issued	$—	$11,429	$—	$400,301
Distributions reinvested	—	—	—	—
Cost of shares redeemed and automatic conversion of shares	—	(40,820)	—	(503,076)

Change in Class R	$—	$(29,391)	$—	$(102,775)

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

(cont.)
Class S
Proceeds from shares issued	$8,444,857	$5,370,575	$19,339,282	$25,298,449
Distributions reinvested	—	—	570,504	646,738
Cost of shares redeemed	(9,668,033)	(9,160,736)	(61,403,419)	(57,747,717)

Change in Class S	$(1,223,176)	$(3,790,161)	$(41,493,633)	$(31,802,530)

Change in net assets resulting from capital transactions	$(262,759)	$(4,280,098)	$(45,227,787)	$(34,424,954)

SHARE TRANSACTIONS:
Class A
Issued and automatic conversion of shares	52,269	2,379	24,731	55,684
Reinvested	—	—	494	636
Redeemed	(7,296)	(14,929)	(233,524)	(214,031)

Change in Class A	44,973	(12,550)	(208,299)	(157,711)

Class C
Issued	—	—	1,344	3,062
Reinvested	—	—	—	—
Redeemed	(2,827)	(13,839)	(17,148)	(31,012)

Change in Class C	(2,827)	(13,839)	(15,804)	(27,950)

Class R
Issued	—	630	—	29,103
Reinvested	—	—	—	—
Redeemed and automatic conversion of shares	—	(2,183)	—	(35,808)

Change in Class R	—	(1,553)	—	(6,705)

Class S
Issued	364,008	284,770	1,164,529	1,763,528
Reinvested	—	—	33,798	48,959
Redeemed	(411,447)	(472,975)	(3,787,473)	(4,145,810)

Change in Class S	(47,439)	(188,205)	(2,589,146)	(2,333,323)

Change in shares resulting from capital transactions	(5,293)	(216,147)	(2,813,249)	(2,525,689)

NOTES TO FINANCIAL STATEMENTS

	Mid Cap Value Fund
	For the Year Ended September 30, 2011	For the Period Ended September 30, 2010(a)

CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$ —	$1,634,500
Distributions reinvested	160,268	—

Change in net assets resulting from capital transactions	$160,268	$1,634,500

SHARE TRANSACTIONS:
Class I
Issued	—	162,274
Reinvested	13,816	—

Change in shares resulting from capital transactions	13,816	162,274

(a)	For the period from December 31, 2009 (commencement of operations) to September 30, 2010.

7. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the tax years ended September 30 of the years 2008, 2009, 2010 and 2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the period ended September 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalities, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

As of September 30, 2011, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SMID Cap Growth Fund	$49,215,601	$14,397,331	$(4,180,965)	$10,216,366
Enterprise Fund	89,231,600	20,999,309	(16,656,045)	4,343,264
Small Cap Core Fund	39,502,065	9,826,988	(4,767,243)	5,059,745
Microcap Value Fund	145,284,747	19,915,064	(54,727,905)	(34,812,841)
Mid Cap Value Fund	2,073,949	10,038	(407,570)	(397,532)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, and the timing of income recognition in REIT’s and Partnerships.

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the fiscal year ended September 30, 2011 was as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$—	$ —	$ —
Enterprise Fund	—	—	—	—
Small Cap Core Fund	—	—	—	—
Microcap Value Fund	597,770	—	597,770	597,770
Mid Cap Value Fund	160,268	—	160,268	160,268

The tax character of distributions during the fiscal year ended September 30, 2010 was as follows:

Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$—	$ —	$ —
Enterprise Fund	—	—	—	—
Small Cap Core Fund	—	—	—	—
Microcap Value Fund	686,820	—	686,820	686,820
Mid Cap Value Fund	—	—	—	—

As of September 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Short Term Gain	Undistributed Long Term Gain	Accumulated Earnings	Accumulated Capital Loss Carryforwards	Deferred Post October Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
SMID Cap Growth Fund	$ —	$ —	$ —	$ —	$ (43,316)	$—	$ 10,216,366	$ 10,173,050
Enterprise Fund	—	—	—	—	(11,423,141)	—	4,343,264	(7,079,877)
Small Cap Core Fund	—	—	3,193,680	3,193,680	—	—	5,059,745	8,253,425
Microcap Value Fund	759,657	—	—	759,657	(20,379,007)	—	(34,812,841)	(54,432,191)
Mid Cap Value Fund	16,834	265,841	44,347	327,022	—	—	(397,532)	(70,510)

As of September 30, 2011, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	Capital Loss Carryforward	Expires
SMID Cap Growth Fund	$43,316	2018

Enterprise Fund	11,423,141	2018

Microcap Value Fund	20,379,007	2018

During the year ended September 30, 2011, the Funds utilized capital loss carryforwards in the amounts of $5,753,146; $6,596,149; $2,735,835; $3,849,048 for the SMID Cap Growth Fund, the Enterprise Fund, the Small Cap Core Fund and the Microcap Value Fund, respectively.

The Regulated Investment Company Modernization Act of 2010 (The “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year beginning after September 30, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss

NOTES TO FINANCIAL STATEMENTS

carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds will be contained within this section of the Funds’ fiscal year ending September 30, 2012 financial statements.

8. Market Timing

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Adviser. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the statements of changes in net assets.

During the year ended September 30, 2011, the redemption fees collected by the Funds which are included in the cost of shares redeemed on the statement of changes in net assets are as follows:

Redemption Fees
SMID Cap Growth Fund	$ 253
Enterprise Fund	49
Small Cap Core Fund	612
Microcap Value Fund	3,951
Mid Cap Value Fund	—

9. Soft Dollars

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a Fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of September 30, 2011, certain of the Funds used soft dollar arrangements on a limited basis. Fund management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Subsequent Events

Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund and RBC Mid Cap Value Fund (collectively the “Funds”), five of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of RBC Funds Trust referred to above, as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 22, 2011

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2011 Form 1099-DIV.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2011, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Microcap Value Fund	100%
Mid Cap Value Fund	7.44%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2011 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Microcap Value Fund	100%
Mid Cap Value Fund	7.63%

The following Funds designate a portion of the income dividends distributed during the fiscal year ended September 30, 2011, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Microcap Value Fund	0.30%
Mid Cap Value Fund	0.29%

The following Fund designates a portion of the income dividends distributed during the fiscal year ended September 30, 2011, as qualified short term gains:

Qualified Short-term Gains
Mid Cap Value Fund	100%

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (January 2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (60)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia

Leslie H. Garner Jr. (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (60)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (62)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (59)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Syntroleum Corporation; Brookdale Senior Living Inc.; LabOne, Inc.; American Retirement Corp.

William B. Taylor (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: J.E. Dunn Vermont Assurance

Interested Trustees(1)(2)(3)

Erik R. Preus (46)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2006

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds Trust (2006 to present); Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009 to present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, RBC Global Asset Management (U.S.) Inc. (2003-2004)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Erik R. Preus (46)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009 to present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006)

James A. Gallo (47)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position, Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002 to present)

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (44)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006)

Kathleen A. Gorman (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds Trust (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Lee Thoresen (40)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006)

John M. Huber (43)

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, U.S. Fixed Income Funds since February 2004

Principal Occupation(s) During Past 5 Years: Senior Managing Director and Chief Investment Officer, Fixed Income, RBC Global Asset Management (U.S.) Inc. (2004 to present)

Gordon Telfer (45)

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, U.S. Equity Funds since October 2009; Portfolio Strategist from March 2004 to October 2009

Principal Occupation(s) During Past 5 Years: Director of Equities - U.S., RBC Global Asset Management (U.S.) Inc. (June 2009 to present); Head of Growth Equities, RBC Global Asset Management (U.S.) Inc. (2008-2009); Senior Portfolio Manager, RBC Global Asset Management (U.S.) Inc. (2004-2008); Managing Director, RBC Global Asset Management (U.S.) Inc. (2007-present); Vice President, RBC Global Asset Management (U.S.) Inc. (2004-2007)

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Mark Poole (50)

Address: BlueBay Asset Management Ltd., 77 Grosvenor Street, London, W1K 3JR, United Kingdom

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Global Fixed Income Funds since September 2011

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, BlueBay Asset Management Ltd. (2001 to present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with a critical skill .

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer up to four share classes. These four share classes are the A, C, I, and S classes.

For an investor purchasing RBC Funds shares through a financial services intermediary, the question as to which share class, A or C, is the better choice is dependent on many factors, including the amount to be invested and the length of time an investor anticipates holding the shares. An investor should consult with his or her financial advisor about his or her personal financial situation to determine which share class is the best choice for his or her individual situation.

Class A

Class A shares of all Funds except Mid Cap Value are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee. Class A shares have a higher up-front sales charge (load) than Class C shares, but a lower annual expense ratio.

Class C

Class C shares of all Funds except Mid Cap Value are also available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. (No CDSC will be charged on shares acquired through reinvestment of dividends or capital gains.) C Class shares expenses include a 1.00% (100 bps) annual 12b-1 service and distribution fee. Class C shares have a lower up-front sales charge (load) than Class A shares, but due to the higher service and distribution fee, have higher annual expenses than A Class shares.

Class S

Class S shares of all Funds except Mid Cap Value are available to investors purchasing shares directly through the Fund or its agent, U.S. Bancorp Fund Services LLC, or through certain fee-based programs of broker-dealers or registered investment advisors. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class I

Class I shares are available in the SMID Cap Growth, Enterprise and Mid Cap Value Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/11-9/30/11	Annualized Expense Ratio During Period 4/1/11-9/30/11

SMID Cap Growth Fund	Class A	$1,000.00	$845.10	$6.31	1.35%
	Class I	1,000.00	846.30	5.15	1.10%
	Class C	1,000.00	842.20	9.80	2.10%
	Class S	1,000.00	846.30	5.15	1.10%

Enterprise Fund	Class A	1,000.00	797.60	6.06	1.33%
	Class I	1,000.00	797.90	4.88	1.07%
	Class C	1,000.00	794.70	9.46	2.08%
	Class S	1,000.00	798.30	4.92	1.08%

Small Cap Core Fund	Class A	1,000.00	783.00	5.92	1.31%
	Class C	1,000.00	780.00	9.20	2.04%
	Class S	1,000.00	783.90	4.75	1.05%

Microcap Value Fund	Class A	1,000.00	805.60	6.04	1.32%
	Class C	1,000.00	802.50	9.46	2.07%
	Class S	1,000.00	806.60	4.90	1.07%

Mid Cap Value Fund	Class I	1,000.00	759.10	4.01	0.90%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/365 (to reflect one-half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/2011	Ending Account Value 9/30/2011	Expenses Paid During Period* 4/1/11-9/30/11	Annualized Expense Ratio During Period 4/1/11-9/30/11

SMID Cap Growth Fund	Class A	$1,000.00	$1,018.50	$6.91	1.35%
	Class I	1,000.00	1,019.77	5.63	1.10%
	Class C	1,000.00	1,014.70	10.72	2.10%
	Class S	1,000.00	1,019.77	5.63	1.10%

Enterprise Fund	Class A	1,000.00	1,018.60	6.80	1.33%
	Class I	1,000.00	1,019.92	5.48	1.07%
	Class C	1,000.00	1,014.80	10.62	2.08%
	Class S	1,000.00	1,019.87	5.53	1.08%

Small Cap Core Fund	Class A	1,000.00	1,018.70	6.70	1.31%
	Class C	1,000.00	1,015.00	10.42	2.04%
	Class S	1,000.00	1,020.02	5.38	1.05%

Microcap Value Fund	Class A	1,000.00	1,018.65	6.75	1.32%
	Class C	1,000.00	1,014.85	10.57	2.07%
	Class S	1,000.00	1,019.92	5.48	1.07%

Mid Cap Value Fund	Class I	1,000.00	1,020.78	4.61	0.90%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/365 (to reflect one-half year period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2011, after evaluating the services provided by RBC Global Asset Management (U.S.), Inc. (the “Advisor”) and reviewing the performance, fees and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Funds, and the Funds’ performance and expenses. The review process was guided by the Board’s Valuation, Portfolio Management and Performance Committee. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, as well as a special meeting to review requested material related to the proposed renewals and a meeting held to specifically consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the quality of the services provided to the Funds by the Advisor, including information prepared by an independent third-party consultant as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. For the Enterprise and Microcap Value Funds, the Trustees also requested and reviewed supplemental performance material that included a peer group of other microcap funds, since the standard consultant material did not include such a benchmark category. The Trustees reviewed performance data both before and after fees and expenses.

The Trustees noted that the nearer-term performance of each of the Funds was favorable relative to their benchmarks and peer group averages, with the exception of the Microcap Value Fund, and recognized that the Advisor’s focus on higher quality companies within the micro-cap segment for the Microcap Value Fund accounted for the Fund’s lower risk profile and relative underperformance during market rallies. The Trustees discussed the Fund’s performance during more volatile periods and concluded that the Fund’s risk-adjusted performance was consistent with its investment mandate. The Trustees recognized the Advisor’s management and trading expertise that benefitted the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor, and reviewed comparative fee and expense information for similarly situated funds. The Trustees also received reports from the Advisor regarding other investment companies it advised, including the advisory fees paid, as well as other advisory client accounts and their related fees. The Trustees evaluated profitability data for the Advisor, and considered information regarding other benefits the Advisor and its affiliates derived from its relationships with the Funds. The Advisor had proposed to continue for an additional year the existing contractual fee waiver and expense limitation arrangements in order to limit operating expenses.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

In considering the quality of the services performed for each Fund by the Advisor, the Trustees discussed the research capabilities and fundamental analysis performed by the firm and also considered the portfolio management experience of the Advisor’s staff, its trading expertise, compliance structure and systems, financial strength, and its implementation of strategic initiatives geared toward the success of the Funds. The Trustees were satisfied with the quality and capabilities of the portfolio management and analyst team, the trading expertise, and with the overall investment performance of each Fund given the market conditions.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and expense limitation arrangements for the Funds. In arriving at their decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2011.

NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

RBC Global Asset Management, Inc. serves as investment adviser for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-11

LETTER FROM THE CIO OF FIXED INCOME

The RBC Funds enjoyed another solid year of providing financial solutions for our shareholders. We understand the critical role our funds play in helping our shareholders manage their liquidity needs while striving to ensure their wealth is preserved. In these uncertain economic times, it’s important we reinforce to our shareholders our ongoing commitment to protecting the safety of the assets held within our money market funds. It was three years ago that investors experienced a market crisis the likes of which we haven’t seen since the great depression. Then, as now, RBC Funds provided stability and strength to our shareholders.

From a financial perspective, I am pleased to report that all of our money market funds continued to perform as expected during the past year. While consistently outperforming our benchmarks in a risk-controlled manner is certainly one of our goals, it is not the ultimate goal for our funds. Protecting client assets remains the primary goal of our approach. We will continue to adhere to our principles to help ensure the safety of your principal.

So what has changed over the past year?  From an economic perspective, what looked like decent U.S. growth in the first half of the year turned out to be more of a mirage. The recovery that was widely expected to take root over the second half of 2011 simply hasn’t developed. While a stronger global economy was a key argument for a sustainable recovery in the U.S., many of those countries are now facing diminished growth expectations. And while consumer and business confidence can be fickle, especially in a deleveraging environment, spending and hiring have all disappointed.

What has also changed is the level of discourse focused on the long term fiscal health of the United States and Europe. While the debt discussions this summer in Washington were a fiasco, changes are now forthcoming, whether they occur by force or choice. That will ultimately be good for credit quality. The S&P downgrade of U.S. debt from its AAA rating was certainly a new challenge. The combination of political theatrics and the downgrade dealt a real blow to investor confidence.

Many economic fundamentals, however, have not changed over the past year. Several baseline economic constraints remain firmly in place. Higher government debt burdens are associated with slower economic growth. Ongoing financial deleveraging limits consumption and reduces investment. Further, the natural reversal of fiscal stimulus continues to serve as an economic drag. Today’s economic growth is weak, but it is still positive. Corporations continue to produce solid earnings despite the economic environment. Balance sheets, cash flows and liquidity remain strong across most corporate sectors. Regulatory capital is increasing in the banking sector. Housing also appears to have bottomed, an important condition before economic growth can sustain itself.

The longer-term implications of all this should be quite limited. First, and contrary to expectations, American borrowing costs responded to the downgrade by going down, not up. And no major class of investor has abandoned or become ineligible to buy U.S. Treasuries. Second, the U.S. is quite unlike Greece. To that point, S&P downgraded the U.S. primarily due to political dysfunction, not intractable economic or fiscal problems. The U.S. economy is weak, but has good long-term prospects due to favorable

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LETTER FROM THE CIO OF FIXED INCOME

productivity and demographic trends. The debt burden is rising, but manageable, for the world’s reserve currency.

Concerns over the ongoing financial crisis in Europe are certainly reasonable, but those worries are nothing new. The markets increasingly understand we need to see real burden sharing between creditors and debtors along with a move to some form of a fiscal union. A Euro break-up, one which can be avoided through strong leadership, would certainly be a disaster for the global economy, but the global central banks and the G7 leaders have already done too much, through monetary and fiscal stimulus, to allow that to occur. It’s a problem that requires a global response. Ultimately, the costs involved in fixing the European problem are lower than the costs of failure.

Risk aversion is understandably elevated at present, contributing to historically low yields. Adjusting for inflation, real yields are already negative in most of the developed world. This type of environment punishes savers and rewards borrowers. More constructively, it also encourages risk-taking behavior, which is a necessary condition for more vibrant economic growth. This brings opportunity for those willing to take advantage of it.

Throughout my career, I have seen incredible bull markets and unimaginable bear markets. Through all the ups and downs, investors who have remained focused on their financial objectives, within the appropriate broad context, have generally been successful. As always, we will remain steadfast in our goal of principal preservation of our shareholders assets while striving to provide the necessary liquidity and income generation they expect. Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

John Huber Chief Investment Officer Fixed Income

John M. Huber, CFA

Chief Investment Officer, Fixed Income

RBC Funds

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. These risks are more fully described in the prospectus.

2

MONEY MARKET PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of each of the Money Market Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

John M. Huber, CFA

Senior Managing Director, Chief Investment Officer — Fixed Income

John Huber oversees RBC GAM (US)’s fixed income research and portfolio management efforts. He is a member of the firm’s Executive Committee. John joined RBC GAM (US) in 2001 from Galliard Capital Management where he was a founding member and principal. Before that, John was a portfolio manager at Norwest Investment Management, where he began his career in the capital markets group in 1990. He earned a BA from the University of Iowa and an MBA in Finance from the University of Minnesota Carlson School of Management. John acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. He is also a board member of the Minneapolis Downtown YMCA. John is a CFA charterholder and a member of the CFA Society of Minnesota.

John M. Huber, CFA

Raye C. Kanzenbach, CFA

Senior Managing Director, Senior Portfolio Manager

Raye Kanzenbach leads the Municipal Research Team within RBC GAM (US)’s fixed income group. Raye has extensive experience researching and investing in municipal securities. His research responsibilities include tax-exempt money market securities, general obligations, and revenue bonds. Before joining RBC GAM (US) in 1983, Raye worked at First Bank, where he managed the firm’s municipal and money market trust funds. He was also previously an investment officer at The St. Paul Companies. Raye began his career in the investment industry in 1973. He earned a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder.

Raye C. Kanzenbach, CFA

Brandon T. Swensen, CFA

Vice President, Portfolio Manager

Brandon Swensen leads the Short Term Research Team within RBC GAM (US)’s fixed income group. Brandon researches asset-backed commercial paper and consumer asset-backed securities. He joined RBC GAM (US) in 2000, and has held several key positions in the firm’s fixed income group, including structured product analyst and credit analyst. Brandon began his career in the investment industry in 1998. He earned a BS in Finance from St. Cloud State University and an MBA in Finance from the University of St. Thomas. Brandon is a CFA charterholder and member of the CFA Society of Minnesota.

Brandon T. Swensen, CFA

3

MONEY MARKET PORTFOLIO MANAGERS
Chad Rice, CFA

Chad Rice, CFA

Vice President, Portfolio Manager

Chad Rice is a member of the Municipal Research Team and is a portfolio manager for the Tax-Free Money Market Fund. His research responsibilities include tax-exempt money market securities and taxable and tax-exempt general obligations and revenue bonds. Chad joined RBC GAM (US) in 2011 from Sentry Insurance, where he was a senior portfolio manager responsible for municipal portfolio management for the firm’s property and casualty and life insurance businesses. He joined Sentry in 2003 after completing his MS in Finance, Investments, and Banking at the University of Wisconsin- Madison School of Business. While attending the Applied Security Analysis Program at Wisconsin, Chad was selected to co-manage a fixed-income portfolio, which spurred his interest in investment research. He earned a BS from the University of Wisconsin-Stevens Point and began his professional career as a medical technologist doing immunohematological testing for Marshfield Clinic Laboratory. Chad is a CFA charterholder and member of the National Federation of Municipal Analysts.

4

PERFORMANCE SUMMARY
RBC Money Market Funds

The RBC Money Market Funds seek to achieve the highest level of current income as is consistent with prudent investment management emphasizing the safety of principal and the maintenance of suitable liquidity. The Funds invest in a variety of highly rated money market instruments. In the Tax-Free Money Market Fund, investments are made in highly rated debt obligations that pay interest exempt from federal income taxes and the alternative minimum tax.

The RBC Money Market Funds are not benchmarked to industry indices, although their performance is evaluated against each Fund’s respective peer group as reported by several service providers.

RBC Money Market Funds

In this reporting period, short-term interest rates have remained at extremely low levels as the Federal Reserve continues to conduct aggressive monetary policies. The benchmark Federal Funds rate has remained within a target range of between 0.00% and 0.25%. During this period there has been volatility in the short-term credit markets in response to a changing regulatory environment, lackluster economic data and deepening concerns associated with certain European sovereign credits and financial institutions. While the issuance of financial and bank debt has remained fairly active, the amount of short-term debt issuance by non-financial issuers has continued to decline from high levels that were reached three-years prior. This in part reflects the significant cash balances held by corporations as well as decisions by those borrowers to issue debt for terms of longer than one year in the context of a very low interest rate climate.

During the past year, the institutional share classes of both the Prime and U.S. Government money market funds experienced a decline in their balances. We believe that the volatility in the asset size of institutional share classes is driven by relative yield comparisons as those investors chose to migrate cash assets into money funds offering yields in the top quartile of their peer group. However, there have been several days over this reporting period where there were temporary outflows from the broader money market sector in response to both domestic political debates surrounding the debt ceiling and at points where the European difficulties had seemed to reach an impasse.

We have positioned the portfolios in a manner that considers the institutional fund participants, that acknowledges the current market environment, and which meets the more rigorous ratings criteria enacted by the ratings agencies. The Funds’ portfolio management team continues to closely monitor the markets, adjust issuer approved lists and investment practices while maintaining a strategy whereby:

Taxable Money Market Funds

•     A high percentage of assets were invested in securities that matured within 7 and 30 days;

•     Only a select set of the highest quality issuers were approved for investment in a highly diversified manner.

During the past year, the modest contribution from the institutional share classes in the Tax-Free Money Market Fund have remained steady. The Fund held a majority of assets that provided either daily or weekly demand features (in other words, securities with maturities of seven days or less) with a more modest percentage of assets in highly rated notes with maturities of 180-397 days. As a result, the average maturities of the Fund fluctuated between 25- 35 days, which was fairly consistent with the average of funds in its peer group.	Tax-Free Money Market Fund

5

	PERFORMANCE SUMMARY

Investment Objective	Each of the RBC Money Market Funds was managed to preserve principal. This means that the share price of each fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.

		Total Return for the	SEC 7-Day Annualized Yield (1)
		Year Ended September 30, 2011	September 30, 2011	September 30, 2010
	Prime Money Market Fund
	RBC Institutional Class 1	0.13%	0.07%	0.23%
	RBC Institutional Class 2	0.04%	0.01%	0.13%
	RBC Investor Class	0.01%	0.01%	0.01%
	RBC Reserve Class	0.01%	0.01%	0.01%
	RBC Select Class	0.01%	0.01%	0.01%
	U.S. Government Money Market Fund
	RBC Institutional Class 1	0.05%	0.01%	0.14%
	RBC Institutional Class 2	0.01%	0.01%	0.04%
	RBC Investor Class	0.01%	0.01%	0.01%
	RBC Reserve Class	0.01%	0.01%	0.01%
	RBC Select Class	0.01%	0.01%	0.01%
	Tax-Free Money Market Fund
	RBC Institutional Class 1	0.09%	0.05%	0.24%
	RBC Institutional Class 2	0.02%	0.01%	0.14%
	RBC Investor Class	0.02%	0.01%	0.01%
	RBC Reserve Class	0.02%	0.01%	0.01%
	RBC Select Class	0.02%	0.01%	0.01%

	Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

6

PERFORMANCE SUMMARY

(1)      As money market returns respond rapidly to market changes, such as in the Fed Funds rate, the 7-Day yield is a more accurate reflection of current earnings than the total return for the year. Prior year 7-Day yield information is provided for comparative purposes.

				Asset Allocation
Money Market Maturity Schedules as a percentage of value of investments based on effective maturity as of September 30, 2011.

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Less than 8 days	39.5%	57.2%	82.8%
8 to 14 Days	5.4%	6.9%	0.3%
15 to 30 Days	12.1%	4.6%	0.4%
31 to 180 Days	36.3%	20.3%	11.9%
181 to 365 Days	6.7%	11.0%	4.6%

7

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund

September 30, 2011

Principal Amount		Value
Asset Backed Securities — 0.29%
Asset Backed Auto Receivables — 0.08%
$ 389,696	Hyundai Auto Receivables Trust, Series 2011-A, Class A1, 0.32%, 2/15/12	$389,696
9,734,876	World Omni Auto Receivables Trust Series 2011-A Class A1, 0.29%, 3/15/12	9,734,876

		10,124,572

Finance - Diversified Domestic — 0.21%
25,538,069	Enterprise Fleet Financing LLC, 0.38%, 7/20/12(a)	25,538,069

Total Asset Backed Securities		35,662,641

(Cost $35,662,641)
Asset Backed Commercial Paper — 1.36%
Finance - Diversified Domestic — 1.36%
70,000,000	Kells Funding LLC, 0.33%, 3/30/12(a)(b)	70,000,000
50,000,000	Kells Funding LLC, 0.36%, 12/1/11(a)(b)	50,000,000
50,000,000	Kells Funding LLC, 0.41%, 12/1/11(a)(b)	50,000,000

Total Asset Backed Commercial Paper		170,000,000

(Cost $170,000,000)
Commercial Paper — 38.67%
Banks - Australia & New Zealand — 4.16%
100,000,000	Australia & New Zealand Banking Group Ltd., 0.27%, 12/21/11(a)(b)	99,940,750
100,000,000	Australia & New Zealand Banking Group Ltd., 0.29%, 11/8/11(a)(b)	100,000,000
50,000,000	Commonwealth Bank Australia, 0.26%, 12/6/11(a)(b)	49,976,889
100,000,000	Commonwealth Bank Australia, 0.29%, 4/30/12(a)(b)	100,000,000
100,000,000	Commonwealth Bank Australia, 0.36%, 2/24/12(a)(b)	100,000,000
69,000,000	Westpac Banking Corp., 0.02%, 10/6/11(a)(b)	68,999,885

		518,917,524

Banks - Canadian — 0.40%
50,000,000	Toronto Dominion Holdings USA, 0.18%, 10/17/11(a)(b)	49,996,500

Banks - Domestic — 2.53%
18,707,294	Bank of America Corp., 0.36%, 10/21/11(b)	18,703,927
200,000,000	Union Bank NA, 0.13%, 10/3/11(b)	200,000,000
97,000,000	Union Bank NA, 0.19%, 10/11/11(b)	96,995,901

		315,699,828

Banks - Foreign — 2.05%
30,000,000	Credit Suisse USA, Inc., 0.28%, 10/25/11(b)	29,994,867
46,000,000	DnB NOR Bank ASA, 0.27%, 10/11/11(a)(b)	45,997,240
50,000,000	DnB NOR Bank ASA, 0.30%, 1/23/12(a)(b)	50,000,000
50,000,000	DnB NOR Bank ASA, 0.31%, 5/18/12(a)(b)	50,000,000
50,000,000	Nordea North America, Inc., 0.24%, 10/24/11(b)	49,993,000

8

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 30,000,000	Svenska Handelsbank, Inc., 0.22%, 11/3/11(a)(b)	$29,994,317

		255,979,424

Chemicals — 1.23%
54,000,000	BASF AG, 0.09%, 10/3/11(a)(b)	54,000,000
100,000,000	BASF AG, 0.16%, 12/5/11(a)(b)	99,972,000

		153,972,000

Consumer Discretionary — 4.30%
165,000,000	Coca-Cola Co., 0.16%, 1/3/12(a)(b)	164,932,538
25,172,000	Coca-Cola Co., 0.16%, 1/4/12(a)(b)	25,161,591
100,000,000	Coca-Cola Co., 0.37%, 7/26/12(a)(b)	99,694,759
50,000,000	eBay, Inc., 0.12%, 11/9/11(a)(b)	49,993,833
114,000,000	eBay, Inc., 0.12%, 12/1/11(a)(b)	113,977,580
41,500,000	eBay, Inc., 0.13%, 11/9/11(a)(b)	41,494,467
42,300,000	Johnson & Johnson, 0.20%, 10/4/11(a)(b)	42,299,765

		537,554,533

Consumer Staples — 1.29%
62,000,000	Procter & Gamble Co., 0.15%, 1/10/12(a)(b)	61,974,431
99,000,000	Procter & Gamble Co., 0.16%, 1/11/12(a)(b)	98,955,987

		160,930,418

Finance - Diversified Domestic — 10.27%
90,000,000	American Honda Finance Corp., 0.10%, 10/6/11(b)	89,999,253
50,000,000	BHP Billiton Finance USA Ltd., 0.11%, 10/17/11(a)(b)	49,997,861
50,000,000	BHP Billiton Finance USA Ltd., 0.13%, 11/16/11(a)(b)	49,992,056
100,000,000	BHP Billiton Finance USA Ltd., 0.15%, 10/17/11(a)(b)	99,994,170
100,000,000	BHP Billiton Finance USA Ltd., 0.16%, 1/4/12(a)(b)	99,958,667
14,000,000	John Deere Bank SA, 0.07%, 10/13/11(a)(b)	13,999,728
30,000,000	John Deere Credit, Inc., 0.05%, 10/12/11(a)(b)	29,999,625
100,000,000	Northern Pines Funding LLC, 0.23%, 10/3/11(a)(b)	100,000,000
30,000,000	Novartis Finance Corp., 0.03%, 10/6/11(a)(b)	29,999,925
25,000,000	Novartis Finance Corp., 0.04%, 10/5/11(a)(b)	24,999,944
30,000,000	Novartis Finance Corp., 0.05%, 10/6/11(a)(b)	29,999,875
60,100,000	Novartis Securities Investments Ltd., 0.08%, 10/12/11(a)(b)	60,098,797
77,200,000	PACCAR Financial Corp., 0.15%, 12/7/11(b)	77,179,101
27,000,000	PACCAR Financial Corp., 0.20%, 12/28/11(b)	26,987,100
35,000,000	Reckitt Benckiser Treasury Services, 0.45%, 11/21/11(a)(b)	34,978,563
75,000,000	Reckitt Benckiser Treasury Services, 0.55%, 10/3/11(a)(b)	75,000,000
25,000,000	Reckitt Benckiser Treasury Services, 0.60%, 10/18/11(a)(b)	24,993,750
50,000,000	Reckitt Benckiser Treasury Services, 0.72%, 2/28/12(a)(b)	49,852,000
15,000,000	Reckitt Benckiser Treasury Services, 0.73%, 4/13/12(a)(b)	14,941,296
75,000,000	Toyota Motor Credit Corp., 0.19%, 10/7/11(b)	74,998,420
100,000,000	Toyota Motor Credit Corp., 0.21%, 10/5/11(b)	99,998,833
93,000,000	Toyota Motor Credit Corp., 0.21%, 10/6/11(b)	92,998,372
32,000,000	Toyota Motor Credit Corp., 0.33%, 10/3/11(b)	32,000,000

		1,282,967,336

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
Finance - Diversified Foreign — 1.60%
$ 75,000,000	Erste Abwicklungsanstalt (EAA), 0.29%, 10/7/11(a)(b)	$ 74,997,583
100,000,000	Erste Abwicklungsanstalt (EAA), 0.37%, 1/9/12(a)(b)	99,899,278
25,000,000	Erste Abwicklungsanstalt (EAA), 0.40%, 3/14/12(a)(b)	24,954,722

		199,851,583

Health Care — 3.53%
25,000,000	Dean Health Systems, Inc., 0.23%, 10/11/11(b)	24,998,724
70,000,000	Medtronic, Inc., 0.10%, 11/2/11(a)(b)	69,994,157
46,600,000	Medtronic, Inc., 0.10%, 11/17/11(a)(b)	46,594,172
50,000,000	Medtronic, Inc., 0.10%, 11/18/11(a)(b)	49,993,602
85,000,000	Merck & Co., Inc., 0.08%, 10/3/11(a)(b)	85,000,000
150,000,000	Merck & Co., Inc., 0.08%, 10/17/11(a)(b)	149,995,315
14,500,000	Sanofi-Aventis, 0.06%, 10/12/11(a)(b)	14,499,784

		441,075,754

Industrials — 3.31%
40,000,000	Danaher Corp., 0.07%, 10/5/11(b)	39,999,844
20,000,000	Danaher Corp., 0.12%, 10/3/11(b)	20,000,000
50,000,000	Danaher Corp., 0.13%, 10/3/11(b)	50,000,000
115,000,000	Danaher Corp., 0.13%, 10/6/11(b)	114,998,751
30,000,000	Danaher Corp., 0.13%, 10/7/11(b)	29,999,566
42,500,000	Danaher Corp., 0.13%, 10/21/11(b)	42,497,238
30,000,000	NetJets, Inc., 0.09%, 10/7/11(a)(b)	29,999,702
38,000,000	NetJets, Inc., 0.11%, 11/1/11(a)(b)	37,996,640
48,000,000	NetJets, Inc., 0.12%, 10/5/11(a)(b)	47,999,681

		413,491,422

Information Technology — 1.08%
25,000,000	Hewlett-Packard Co., 0.17%, 11/28/11(a)(b)	24,993,384
50,000,000	Hewlett-Packard Co., 0.24%, 1/17/12(a)(b)	49,964,678
9,500,000	Texas Instruments, Inc., 0.06%, 10/12/11(b)	9,499,858
50,000,000	Texas Instruments, Inc., 0.15%, 11/7/11(b)	49,992,713

		134,450,633

Insurance — 0.52%
35,000,000	Metlife Short Term Funding LLC, 0.40%, 11/7/11(a)(b)	34,986,389
30,000,000	New York Life Capital Corp., 0.19%, 12/13/11(a)(b)	29,988,758

		64,975,147

Oil & Gas — 2.40%
150,000,000	Exxon Mobil Corp., 0.06%, 10/3/11(b)	150,000,000
150,000,000	Exxon Mobil Corp., 0.06%, 10/4/11(b)	149,999,750

		299,999,750

Total Commercial Paper		4,829,861,852

(Cost $4,829,861,852)

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
Certificates of Deposit, Domestic — 2.40%
Banks - Domestic — 2.40%
$ 300,000,000	Citibank NA 0.07%, 10/3/11	$ 300,000,000

Total Certificates of Deposit, Domestic		300,000,000

(Cost $300,000,000)
Certificates of Deposit, Yankee(c) — 9.60%
Banks - Australia & New Zealand — 0.32%
40,000,000	Westpac Banking Corp., 0.31%, 7/17/12	40,000,000

Banks - Canadian — 6.00%
200,000,000	Bank of Montreal Chicago, 0.01%, 10/3/11	200,000,000
100,000,000	Bank of Montreal Chicago, 0.24%, 11/23/11	100,000,000
23,500,000	Bank of Nova Scotia, 0.45%, 7/27/12	23,509,405
113,090,000	Bank of Nova Scotia, 0.50%, 3/5/12	113,195,672
63,000,000	Bank of Nova Scotia, 0.54%, 6/11/12	63,077,887
100,000,000	Toronto Dominion Bank NY, 0.29%, 10/28/11	100,004,803
50,000,000	Toronto Dominion Bank NY, 0.31%, 1/12/12	50,000,000
100,000,000	Toronto Dominion Bank NY, 0.40%, 4/30/12	100,000,000

		749,787,767

Banks - Foreign — 3.28%
75,000,000	DnB NOR Bank ASA, 0.31%, 4/11/12	75,000,000
5,450,000	Nordea Bank Finland NY, 0.55%, 10/14/11	5,450,422
90,000,000	Nordea Bank Finland NY, 0.55%, 10/20/11	90,012,271
29,275,000	Nordea Bank Finland NY, 0.55%, 4/13/12	29,314,536
35,000,000	Nordea Bank Finland NY, 0.62%, 7/12/12	35,095,103
100,000,000	Rabobank Nederland NY, 0.29%, 2/3/12	100,000,000
75,000,000	Svenska Handelsbanken NY, 0.30%, 10/27/11	75,000,250

		409,872,582

Total Certificates of Deposit, Yankee		1,199,660,349

(Cost $1,199,660,349)
Corporate Bonds — 21.48%
Agriculture — 0.13%
15,860,000	Archer-Daniels-Midland Co., 0.45%, 8/13/12(d)	15,882,536

Banks - Australia & New Zealand — 1.32%
5,000,000	Australia & New Zealand Banking Group Ltd., 0.55%, 10/21/11(a)(d)	5,000,644
10,000,000	Westpac Banking Corp., 0.29%, 4/3/12(a)(d)	9,999,652
50,000,000	Westpac Banking Corp., 0.32%, 6/15/12(d)	50,000,000
100,000,000	Westpac Banking Corp., 0.41%, 9/7/12(a)(d)	99,991,743

		164,992,039

Banks - Canadian — 0.80%
100,000,000	Bank of Nova Scotia, 0.32%, 10/11/12(d)	100,000,000

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
Banks - Domestic — 1.83%
$ 50,000,000	Bank of America Corp., 0.21%, 10/17/11	$ 50,000,000
42,745,000	Bank of America Corp. (FDIC Insured under TLGP), 0.55%, 4/30/12(d)	42,841,688
35,995,000	Wells Fargo & Co., 0.38%, 4/23/12(d)	36,020,487
47,375,000	Wells Fargo & Co., 0.48%, 3/1/12(d)	47,394,282
52,437,000	Wells Fargo & Co., 5.30%, 10/15/11	52,518,821

		228,775,278

Banks - Foreign — 3.10%
99,582,000	Credit Suisse USA, Inc., 6.13%, 11/15/11	100,234,198
87,780,000	Credit Suisse USA, Inc., 6.50%, 1/15/12	89,252,226
50,000,000	Rabobank Nederland NY, 0.32%, 4/2/12(d)	50,000,000
40,000,000	Rabobank Nederland NY, 0.45%, 3/17/12(a)(d)	40,009,022
100,000,000	Svenska Handelsbanken NY, 0.38%, 9/7/12(a)(d)	100,000,000
8,270,000	Svenska Handelsbanken NY, 0.50%, 1/30/12(d)	8,276,293

		387,771,739

Banks - United Kingdom — 0.91%
96,895,000	Royal Bank of Scotland PLC (The), 1.45%, 10/20/11(a)	96,935,164
16,518,000	Royal Bank of Scotland PLC (The), 3.00%, 12/9/11(a)	16,591,359

		113,526,523

Consumer Discretionary — 0.40%
50,000,000	Kimberly-Clark Corp., 4.43%, 12/19/11(a)	50,390,394

Consumer Staples — 2.18%
263,800,000	Wal-Mart Stores, Inc. STEP, 5.23%, 6/1/12(d)	272,425,588

Finance - Diversified Domestic — 7.85%
10,500,000	Caterpillar Financial Services Corp., 4.70%, 3/15/12	10,704,702
125,000,000	Citigroup Funding, Inc. (FDIC Insured under TLGP), 2.88%, 12/9/11	125,623,226
11,460,000	ETC Holdings LLC, 0.18%, 4/1/28(d)	11,460,000
3,705,000	GBG LLC, 0.20%, 9/1/27(a)(d)	3,705,000
14,310,000	General Electric Capital Corp., 0.42%, 7/27/12(d)	14,326,068
20,000,000	General Electric Capital Corp., 3.50%, 8/13/12	20,504,952
50,405,000	General Electric Capital Corp., 4.38%, 3/3/12	51,208,696
29,835,000	General Electric Capital Corp., 5.00%, 4/10/12	30,523,508
2,000,000	General Electric Capital Corp., 5.25%, 2/21/12	2,036,613
4,000,000	General Electric Capital Corp., 5.25%, 10/19/12	4,179,600
101,436,000	General Electric Capital Corp., 5.88%, 2/15/12	103,389,242
70,946,000	General Electric Capital Corp., 6.00%, 6/15/12	73,647,844
31,304,000	John Deere Capital Corp., 7.00%, 3/15/12	32,238,338
50,000,000	JPMorgan Chase & Co., 0.27%, 5/21/12(d)	50,010,782
12,824,000	JPMorgan Chase & Co., 0.39%, 2/22/12(d)	12,826,613
31,688,000	JPMorgan Chase & Co., 0.44%, 2/1/12(d)	31,705,523
9,000,000	JPMorgan Chase & Co., 0.48%, 12/21/11(d)	9,001,832
50,860,000	JPMorgan Chase & Co., 0.51%, 11/28/11(d)	50,872,903
8,700,000	JPMorgan Chase & Co., 4.50%, 1/15/12	8,797,307

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 98,171,000	JPMorgan Chase & Co., 5.35%, 2/1/12	$ 99,712,016
31,321,000	JPMorgan Chase & Co., 6.95%, 8/10/12	32,997,035
35,000,000	Merrill Lynch & Co., Inc., 0.45%, 11/1/11(d)	35,002,751
40,000,000	NGSP, Inc., 0.63%, 6/1/46(d)	40,000,000
15,100,000	Racetrac Capital LLC, 0.63%, 9/1/20(d)	15,100,000
9,660,000	Ring-Missouri LP, 1.05%, 9/1/18(d)	9,660,000
10,790,000	Schlitz Park Associates II LP, 0.18%, 12/1/21(d)	10,790,000
15,175,000	SF Tarns LLC, 0.68%, 1/1/28(d)	15,175,000
75,000,000	Twins Ballpark LLC, 0.22%, 10/1/34(a)(d)	75,000,000

		980,199,551

Health Care — 0.42%
11,565,000	The Portland Clinic LLP, 0.32%, 11/20/33(d)	11,565,000
40,400,000	Sanofi-Aventis, 0.30%, 3/28/12(d)	40,409,932

		51,974,932

Industrials — 0.03%
4,000,000	3M Co., 4.50%, 11/1/11	4,013,130

Information Technology — 0.08%
10,300,000	International Business Machines Corp., 0.30%, 11/4/11(d)	10,300,684

Insurance — 2.43%
85,070,000	Berkshire Hathaway, Inc., 0.45%, 2/10/12(d)	85,126,824
200,000,000	Metropolitan Life Global Funding, Series I, 0.41%, 7/6/12(a)(d)	200,000,000
18,210,000	Metropolitan Life Global Funding, Series I, 5.13%, 11/9/11(a)	18,295,491

		303,422,315

Total Corporate Bonds		2,683,674,709

(Cost $2,683,674,709)
Municipal Bonds — 13.36%
California — 3.37%
55,450,000	Abag Finance Authority For Nonprofit Corps. Revenue, Series A, 0.15%, 12/15/37, (Credit Support: Fannie Mae)(d)	55,450,000
67,220,000	California Housing Finance Agency Revenue, Series B, 0.12%, 2/1/35, (LOC: Freddie Mac, Fannie Mae)(d)	67,220,000
35,425,000	California Housing Finance Agency Revenue, Series F, 0.12%, 2/1/37, (LOC: Freddie Mac, Fannie Mae)(d)	35,425,000
83,435,000	California Housing Finance Agency Revenue, Series F, 0.12%, 2/1/38, (LOC: Freddie Mac, Fannie Mae)(d)	83,435,000
5,000,000	California Statewide Communities Development Authority Revenue, Floaters Series 2114, 0.21%, 9/1/46(d)	5,000,000
1,603,000	County of San Bernardino Refunding Program COP, Series B, 0.35%, 3/1/17, (LOC: Bank of America NA)(d)	1,603,000
7,870,000	San Francisco City & County Housing Authority Refunding Revenue, 0.17%, 9/1/49, (LOC: Citibank NA)(d)	7,870,000

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$30,000,000	University of California Pension Funding Revenue, Series Y1, 0.30%, 7/1/12(d)	$ 30,000,000
90,000,000	University of California TECP, 0.14%, 10/12/11(b)	89,996,850
45,000,000	University of California TECP, 0.23%, 1/9/12(b)	44,971,825

		420,971,675

Connecticut — 0.33%
40,775,000	Connecticut Housing Finance Authority Revenue, 0.20%, 5/1/41(d)	40,775,000

Georgia — 0.28%
34,440,000	Valdosta-Lowndes County Industrial Development Authority Revenue, Series B, 0.22%, 6/1/28, (LOC: Wells Fargo Bank)(d)	34,440,000

Indiana — 0.13%
15,625,000	Indiana Finance Authority Indiana University Health Refunding Revenue, Series J, 0.18%, 3/1/33, (LOC: JP Morgan Chase Bank)(d)	15,625,000

Kentucky — 0.01%
660,000	Lexington-Fayette Urban County Airport Board Refunding Revenue, Series C, 0.61%, 7/1/33, (LOC: JP Morgan Chase Bank)(d)	660,000

Louisiana — 0.25%
31,575,000	Parish of Saint James Texaco Project Refunding Revenue, Series B, 0.09%, 7/1/12(d)	31,575,000

Maryland — 0.08%
10,475,000	Montgomery County Housing Opportunites Commission Refunding Revenue, Series D, 0.22%, 7/1/39, (LOC: Fannie Mae, Freddie Mac)(d)	10,475,000

Michigan — 0.20%
25,000,000	Michigan Finance Authority Taxable School Loan Refunding Revenue, 0.19%, 9/1/50, (LOC: PNC Bank NA)(d)	25,000,000

Mississippi — 0.22%
27,500,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series I, 0.08%, 11/1/35(d)	27,500,000
475,000	Mississippi Development Bank Special Obligation Refunding Revenue, Series B, 0.36%, 10/1/31, (LOC: Bank of America NA)(d)	475,000

		27,975,000

Nebraska — 0.08%
10,000,000	Nebraska Investment Finance Authority Multi Family Housing Revenue, Series A, 0.18%, 10/1/42, (LOC: Citibank NA)(d)	10,000,000

New York — 1.90%
9,895,000	New York City Capital Resources Corp. Nursing Home Revenue, Series B, 0.28%, 1/1/37, (LOC: Bank of America NA)(d)	9,895,000

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$23,375,000	New York City Capital Resources Corp. Nursing Home Revenue, Series B-1, 0.28%, 7/1/37, (LOC: Bank of America NA)(d)	$ 23,375,000
40,875,000	New York City Housing Development Corp. Multi Family Housing Revenue, Series B, 0.18%, 4/15/36, (Credit Support: Fannie Mae)(d)	40,875,000
23,390,000	New York State Housing Finance Agency 320 West 38th St. Refunding Revenue, Series A, 0.12%, 5/1/42, (LOC: Wells Fargo Bank)(d)	23,390,000
40,500,000	New York State Housing Finance Agency 320 West 38th St. Refunding Revenue, Series B, 0.12%, 5/1/42, (LOC: Wells Fargo Bank)(d)	40,500,000
16,400,000	New York State Housing Finance Agency Revenue, West 37th St. Project, Series B, 0.15%, 5/1/42, (LOC: Wells Fargo Bank)(d)	16,400,000
83,510,000	New York State Urban Development Corp. State Personal Income Tax Revenue, 0.65%, 12/15/11	83,510,000

		237,945,000

Ohio — 0.18%
9,680,000	City of Grove Multi Family Housing Regency Arms Apartment Revenue, 0.23%, 6/15/30, (Credit Support: Fannie Mae)(d)	9,680,000
12,500,000	Ohio State Higher Educational Facilities Refunding Revenue, Series B, 0.21%, 5/1/42, (LOC: U.S. Bank NA)(d)	12,500,000

		22,180,000

Pennsylvania — 0.92%
40,900,000	Blair County Industrial Development Authority Refunding Revenue, 0.19%, 10/1/28, (LOC: PNC Bank NA)(d)	40,900,000
20,855,000	City of Reading Refunding GO, Series D, 0.22%, 11/1/32, (LOC:Wells Fargo Bank)(d)	20,855,000
19,990,000	Derry Township Industrial & Commercial Development Authority Revenue, 0.19%, 11/1/30, (LOC: PNC Bank NA)(d)	19,990,000
33,400,000	Pennsylvania Economic Development Financing Authority Revenue, 0.26%, 11/1/28, (LOC: Bank of America NA)(d)	33,400,000

		115,145,000

South Dakota — 0.43%
15,700,000	South Dakota Housing Development Authority Home Ownership Mortgage Revenue, Series C, 0.20%, 5/1/37(d)	15,700,000
25,000,000	South Dakota Housing Development Authority Home Ownership Mortgage Revenue, Series G, 0.15%, 5/1/35(d)	25,000,000
13,200,000	South Dakota Housing Development Authority Home Ownership Mortgage Revenue, Series I, 0.20%, 5/1/38(d)	13,200,000

		53,900,000

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
Tennessee — 0.25%
$ 19,600,000	Johnson City Health & Educational Facilities Board Revenue, Series B2, 0.19%, 7/1/33, (LOC: PNC Bank NA)(d)	$19,600,000
11,500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, 0.18%, 6/1/42, (LOC: Citibank NA)(d)	11,500,000

		31,100,000

Texas — 2.66%
44,010,000	City of Houston Utilities System Refunding Revenue, Series D-1, 0.21%, 5/15/34, (Credit Support: AGM), (LOC: JP Morgan Chase Bank)(d)	44,010,000
200,000,000	JPMorgan Chase Putters Drivers Trust Cash Flow Management Revenue, Series 3944, 0.20%, 8/30/12(a)(d)	200,000,000
25,000,000	JPMorgan Chase Putters Drivers Trust Cash Flow Management Revenue, Series 3964, 0.16%, 8/30/12(a)(d)	25,000,000
6,645,000	Texas State Veteran’s Fund Refunding GO, Series I-C, 0.18%, 12/1/25(d)	6,645,000
6,250,000	Texas State Veteran’s Fund Refunding GO, Series I-D, 0.18%, 6/1/20(d)	6,250,000
18,685,000	Texas State Veteran’s Fund Refunding GO, Series II-C, 0.18%, 6/1/29(d)	18,685,000
20,000,000	Texas State Veteran’s Housing GO, Series A-2, 0.19%, 12/1/29(d)	20,000,000
12,315,000	Texas State Veteran’s Housing Refunding GO, 0.18%, 6/1/31, (LOC: JP Morgan Chase Bank)(d)	12,315,000

		332,905,000

Utah — 0.07%
8,270,000	Ogden City Redevelopment Agency Refunding Revenue, Series A, 0.22%, 6/1/31, (LOC: Wells Fargo Bank)(d)	8,270,000

Virginia — 1.79%
181,478,000	Federal Home Loan Mortgage Corp., Multi Family Housing Revenue, Series M017, Class A, 0.21%, 9/15/50, (Credit Support: Freddie Mac)(d)	181,478,000
16,355,000	Newport News Industrial Development Authority Industrial Improvement Revenue, Series B, 0.22%, 7/1/31, (LOC: Wells Fargo Bank)(d)	16,355,000
25,605,000	Stafford County & Staunton Industrial Development Authority Revenue, Series B1, 0.26%, 12/1/28, (LOC: Bank of America NA)(d)	25,605,000

		223,438,000

Washington — 0.21%
26,300,000	Washington State Housing Finance Commission YMCA Greater Seattle Recreational Facility Revenue, 0.17%, 9/1/37, (LOC: Bank of America NA)(d)	26,300,000

Total Municipal Bonds		1,668,679,675

(Cost $1,668,679,675)

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
U.S. Government Agency Obligations — 7.60%
Fannie Mae — 0.61%
$ 42,800,000	0.21%, 11/1/11(d)	$ 42,792,932
33,950,000	0.35%, 5/1/12(d)	33,880,355

		76,673,287

Federal Farm Credit Bank — 0.99%
18,080,000	0.18%, 8/8/12(d)	18,076,888
16,265,000	0.18%, 8/20/12(d)	16,262,101
88,525,000	0.22%, 8/13/12(d)	88,556,255

		122,895,244

Federal Home Loan Bank — 3.80%
100,000,000	0.13%, 7/25/12(d)	100,000,000
50,000,000	0.16%, 7/25/12(d)	50,000,000
83,525,000	0.17%, 10/4/11(d)	83,525,000
50,000,000	0.17%, 11/3/11(d)	50,000,000
91,000,000	0.88%, 8/22/12	91,469,200
100,000,000	0.35%, 12/7/11	99,995,598

		474,989,798

Freddie Mac — 2.20%
100,000,000	0.18%, 12/21/11(d)	100,009,009
175,000,000	0.17%, 12/29/11(d)	175,017,158

		275,026,167

Total U.S. Government Agency Obligations		949,584,496

(Cost $949,584,496)

Repurchase Agreements — 4.20%
175,000,000	Citigroup Global, dated 9/30/11; due 10/3/11 at 0.11% with maturity value of $175,001,604 (fully collateralized by Freddie Mac and Fannie Mae securities with maturity dates ranging from 11/1/25 to 10/1/40 at rates ranging from 4.00% to 5.50%)	175,000,000
100,000,000	Merrill Lynch, Pierce, Fenner, Smith. dated 9/30/11; due 10/3/11 at 0.08% with maturity value of $100,000,667 (fully collateralized by Fannie Mae securities with maturity dates ranging from 8/1/41 to 9/1/41 at a rate of 4.50%)	100,000,000
250,000,000	Merrill Lynch, Pierce, Fenner, Smith. dated 9/30/11; due 10/3/11 at 0.08% with maturity value of $250,001,667 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 2/1/26 to 10/1/41 at rates ranging from 3.50% to 6.50%)	250,000,000

Total Repurchase Agreements		525,000,000

(Cost $525,000,000)

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2011

Total Investments	$12,362,123,722
(Cost $12,362,123,722)(e) — 98.96%
Other assets in excess of liabilities — 1.04%	129,752,707

NET ASSETS — 100.00%	$12,491,876,429

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Issuer is a U.S. branch of a foreign domiciled bank.
(d)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2011. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(e)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

AGM - Assured Guaranty Municipal

COP - Certificate of Participation

FDIC - Federal Deposit Insurance Corp.

GO - General Obligation

LOC - Letter of Credit

STEP - Step Coupon Bond

TECP - Tax Exempt Commercial Paper

TLGP - Temporary Liquidity Guarantee Program

See notes to financial statements.

18

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2011

Principal Amount		Value
Asset Backed Commercial Paper — 1.75%
Finance - Diversified Domestic — 1.75%
$ 50,000,000	Straight-A Funding LLC, 0.16%, 10/3/11, (LOC: Federal Financing Bank), (Credit Support: Department of Education)(a)(b)	$ 50,000,000
50,000,000	Straight-A Funding LLC, 0.16%, 10/4/11, (LOC: Federal Financing Bank), (Credit Support: Department of Education)(a)(b)	49,999,777

Total Asset Backed Commercial Paper		99,999,777

(Cost $99,999,777)
FDIC-TLGP Backed Corporate Bonds — 28.42%
Banks - Domestic — 14.35%
65,000,000	American Express Bank FSB, 1.21%, 12/9/11(c)	65,121,364
57,308,000	American Express Bank FSB, 3.15%, 12/9/11	57,618,601
2,740,000	Bank of America Corp., 0.56%, 6/22/12(c)	2,745,264
25,000,000	Bank of America Corp., 0.74%, 6/22/12(c)	25,085,494
163,350,000	Bank of America Corp., 0.98%, 12/2/11(c)	163,563,137
28,750,000	Bank of America Corp., 1.15%, 12/2/11(c)	28,795,713
18,015,000	Bank of America Corp., 2.10%, 4/30/12	18,213,173
43,096,000	Bank of America Corp., 3.13%, 6/15/12	43,949,921
20,280,000	Citibank NA, 0.30%, 5/7/12(c)	20,293,679
22,198,000	Citibank NA, 1.25%, 11/15/11	22,221,659
76,110,000	Citibank NA, 1.88%, 5/7/12	76,861,868
3,890,000	Citibank NA, 1.88%, 6/4/12	3,931,994
128,711,000	Regions Bank, 3.25%, 12/9/11	129,406,797
9,500,000	State Street Corp, 2.15%, 4/30/12	9,608,233
115,000,000	Wells Fargo & Co., 1.19%, 12/9/11(c)	115,193,224
37,158,000	Wells Fargo & Co., 3.00%, 12/9/11	37,343,416

		819,953,537

Finance - Diversified Domestic — 14.07%
27,325,000	Citigroup Funding, Inc., 0.58%, 4/30/12(c)	27,392,216
1,545,000	Citigroup Funding, Inc., 0.67%, 3/30/12(c)	1,548,013
57,665,000	Citigroup Funding, Inc., 2.13%, 4/30/12	58,291,807
123,577,000	Citigroup Funding, Inc., 2.88%, 12/9/11	124,170,253
6,780,000	General Electric Capital Corp., 0.22%, 5/8/12(c)	6,781,399
8,945,000	General Electric Capital Corp., 0.54%, 3/12/12(c)	8,956,613
4,825,000	General Electric Capital Corp., 1.27%, 12/9/11(c)	4,834,045
25,000,000	General Electric Capital Corp., 2.20%, 6/8/12	25,326,443
42,850,000	General Electric Capital Corp., 3.00%, 12/9/11	43,068,371
10,000,000	Goldman Sachs Group, Inc., 0.52%, 11/9/11(c)	10,003,205
3,810,000	Goldman Sachs Group, Inc., 0.55%, 3/15/12(c)	3,815,030
40,925,000	Goldman Sachs Group, Inc., 1.02%, 12/5/11(c)	40,987,818
70,000,000	Goldman Sachs Group, Inc., 3.25%, 6/15/12	71,463,424
55,650,000	JPMorgan Chase & Co., 0.48%, 6/15/12(c)	55,774,954
2,400,000	JPMorgan Chase & Co., 0.74%, 6/22/12(c)	2,407,762

19

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$68,500,000	JPMorgan Chase & Co., 0.98%, 12/2/11(c)	$ 68,589,223
71,365,000	JPMorgan Chase & Co., 2.13%, 6/22/12	72,318,237
16,715,000	JPMorgan Chase & Co., 2.20%, 6/15/12	16,939,528
91,571,000	JPMorgan Chase & Co., 3.13%, 12/1/11	91,984,626
30,000,000	Morgan Stanley, 0.55%, 2/10/12(c)	30,035,828
3,435,000	Morgan Stanley, 0.70%, 6/20/12(c)	3,445,272
7,500,000	PNC Funding Corp., 0.45%, 4/1/12(c)	7,510,040
27,341,000	PNC Funding Corp., 2.30%, 6/22/12	27,753,616

		803,397,723

Total FDIC-TLGP Backed Corporate Bonds		1,623,351,260

(Cost $1,623,351,260)
FHLB Backed Corporate Bonds — 0.30%
Finance - Diversified Domestic — 0.30%
13,165,000	GFRE Holdings LLC, 0.25%, 12/1/49(c)	13,165,000
4,100,000	Herman & Kittle Capital LLC, 0.18%, 2/1/37(c)	4,100,000

Total FHLB Backed Corporate Bonds		17,265,000

(Cost $17,265,000)
U.S. Government Agency Backed Municipal Bonds — 10.68%
California — 1.74%
7,400,000	California Housing Finance Agency Revenue, Series B, 0.16%, 8/1/36, (LOC: Fannie Mae, Freddie Mac)(c)	7,400,000
18,720,000	California Housing Finance Agency Revenue, Series K, 0.12%, 8/1/34, (LOC: Freddie Mac, Fannie Mae)(c)	18,720,000
14,600,000	California Statewide Community Development Agency Multifamily Revenue, 0.16%, 10/15/36, (Credit Support: Fannie Mae)(c)	14,600,000
12,595,000	San Diego Housing Authority Hillside Garden Apartment Revenue, Series B, 0.17%, 1/15/35, (Credit Support: Fannie Mae)(c)	12,595,000
20,800,000	San Francisco City & County Housing Authority City Heights Apartments Refunding Revenue, Series A, 0.18%, 6/15/25, (Credit Support: Fannie Mae)(c)	20,800,000
25,200,000	San Francisco City and County Redevelopment Agency Revenue, Series C, 0.12%, 6/15/34, (Credit Support: Fannie Mae)(c)	25,200,000

		99,315,000

Colorado — 2.00%
4,025,000	Colorado Housing & Finance Authority Refunding Revenue, Class I Series SF-1, 0.22%, 11/1/36, (LOC: Fannie Mae, Freddie Mac)(c)	4,025,000
25,200,000	Colorado Housing & Finance Authority Refunding Revenue, Class I, Series A2, 0.17%, 5/1/38, (LOC: Fannie Mae, Freddie Mac)(c)	25,200,000
26,200,000	Colorado Housing & Finance Authority Refunding Revenue, Class I, Series B1, 0.18%, 5/1/38, (LOC: Fannie Mae, Freddie Mac)(c)	26,200,000

20

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 16,360,000	Colorado Housing & Finance Authority Refunding Revenue, Class I, Series C1, 0.18%, 11/1/32, (LOC: Fannie Mae, Freddie Mac)(c)	$ 16,360,000
13,600,000	Colorado Housing & Finance Authority Taxable Revenue, Class 1, Series A1, 0.17%, 11/1/37, (Credit Support: GO of Authority), (LOC: Fannie Mae, Freddie Mac)(c)	13,600,000
8,800,000	Colorado Housing & Finance Authority Taxable Revenue, Class 1, Series B1, 0.17%, 11/1/36, (LOC: Fannie Mae, Freddie Mac)(c)	8,800,000
8,800,000	Colorado Housing & Finance Authority Taxable Revenue, Class 1, Series C1, 0.17%, 11/1/36, (LOC: Fannie Mae, Freddie Mac)(c)	8,800,000
11,305,000	Colorado Housing & Finance Authority Taxable Revenue, Series B-1, 0.17%, 11/1/33, (LOC: Fannie Mae, Freddie Mac)(c)	11,305,000

		114,290,000

Indiana — 0.49%
27,700,000	City of Indianapolis Lakeside Pointe & Fox Club Refunding Revenue, 0.14%, 11/15/37, (Credit Support: Fannie Mae)(c)	27,700,000

Louisiana — 0.22%
12,600,000	Louisiana Public Facilities Authority Refunding Revenue, 0.15%, 4/1/36, (Credit Support: Freddie Mac)(c)	12,600,000

Michigan — 0.32%
9,435,000	Lansing Economic Development Corp. Parking Facility Improvement Revenue, 0.26%, 3/1/42, (LOC: Federal Home Loan Bank)(c)	9,435,000
8,900,000	Michigan State Housing Development Authority Refunding Revenue, Series C, 0.18%, 6/1/39, (LOC: Fannie Mae, Freddie Mac)(c)	8,900,000

		18,335,000

New York — 4.22%
14,205,000	New York City Housing Development Corp. First Avenue Development Revenue, Series A, 0.14%, 10/15/35, (Credit Support: Fannie Mae)(c)	14,205,000
36,770,000	New York City Housing Development Corp. Multifamily Rental Housing Revenue, Series A, 0.11%, 11/15/19, (Credit Support: Fannie Mae)(c)	36,770,000
52,490,000	New York State Dormitory Authority Nursing Home Improvements Revenue, Series A, 0.15%, 11/15/36, (Credit Support: Fannie Mae)(c)	52,490,000
43,785,000	New York State Housing Finance Agency , Series A, 0.11%, 5/1/35, (Credit Support: Freddie Mac)(c)	43,785,000
7,500,000	New York State Housing Finance Agency 38 St. Revenue, Series B, 0.16%, 5/15/33, (Credit Support: Fannie Mae)(c)	7,500,000
41,750,000	New York State Housing Finance Agency North End Revenue, Series A, 0.14%, 11/15/36, (Credit Support: Fannie Mae)(c)	41,750,000
36,625,000	New York State Housing Finance Agency Refunding Revenue, 0.13%, 5/15/39, (Credit Support: Fannie Mae)(c)	36,625,000

21

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 8,000,000	New York State Housing Finance Agency W. 23 St. Revenue, Series B, 0.16%, 5/15/33, (Credit Support: Fannie Mae)(c)	$ 8,000,000

		241,125,000

Tennessee — 0.14%
8,210,000	Shelby County Health Educational & Housing Facilities Board Revenue, 0.18%, 12/15/37, (Credit Support: Fannie Mae)(c)	8,210,000

Virginia — 1.55%
54,970,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series MO15, Class A, 0.21%, 5/15/46, (Credit Support: Freddie Mac)(c)	54,970,000
33,495,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series MO21, Class A, 0.21%, 6/15/36, (Credit Support: Freddie Mac)(c)	33,495,000

		88,465,000

Total U.S. Government Agency Backed Municipal Bonds		610,040,000

(Cost $610,040,000)
U.S. Government Agency Obligations — 32.69%
Fannie Mae — 10.17%
58,229,000	0.02%, 10/12/11(b)	58,228,715
69,377,000	0.05%, 10/3/11(b)	69,377,000
35,124,000	0.09%, 1/3/12(b)	35,116,146
50,000,000	0.09%, 1/25/12(b)	49,985,750
27,150,000	0.13%, 10/3/11(b)	27,150,000
37,415,000	0.13%, 10/3/11(b)	37,415,000
59,529,000	0.13%, 10/3/11(b)	59,529,000
52,080,000	0.22%, 7/26/12(c)	52,097,243
113,030,700	0.25%, 4/2/12(b)	112,887,842
79,143,000	0.25%, 8/23/12(c)	79,178,562

		580,965,258

Federal Farm Credit Bank — 4.74%
75,000,000	0.16%, 8/1/12(c)	74,994,093
22,700,000	0.17%, 11/23/11(c)	22,701,258
47,000,000	0.17%, 8/15/12(c)	46,987,654
101,000,000	0.25%, 5/14/12(c)	101,050,813
25,000,000	0.32%, 12/16/11(b)	24,983,555

		270,717,373

Federal Home Loan Bank — 12.11%
3,950,000	0.12%, 2/10/12(b)	3,948,360
50,000,000	0.12%, 2/27/12	49,997,327
115,000,000	0.13%, 7/25/12(c)	115,000,000
38,700,000	0.15%, 3/23/12	38,694,992
50,000,000	0.15%, 5/1/12	49,984,848
15,750,000	0.16%, 10/21/11(c)	15,750,000
75,000,000	0.16%, 7/25/12(c)	75,000,000

22

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$165,000,000	0.17%, 11/3/11(c)	$165,000,000
20,000,000	0.19%, 10/6/11(c)	20,000,291
15,350,000	0.25%, 7/25/12	15,347,021
15,000,000	0.25%, 10/13/11(c)	15,000,512
50,000,000	0.30%, 12/1/11	49,994,711
35,000,000	0.35%, 12/7/11	34,998,459
42,900,000	4.88%, 10/5/11	42,911,546

		691,628,067

Freddie Mac — 5.54%
23,000,000	0.08%, 1/13/12(c)	22,995,458
29,129,000	0.14%, 2/2/12(c)	29,127,144
26,430,000	0.15%, 1/11/12(c)	26,430,678
25,000,000	0.17%, 12/29/11(c)	25,002,451
58,000,000	0.18%, 12/21/11(c)	58,005,155
33,900,000	0.19%, 2/10/12(c)	33,897,552
95,175,000	0.21%, 5/11/12(c)	95,201,937
25,053,000	5.13%, 7/15/12	26,001,758

		316,662,133

Overseas Private Investment Corp. — 0.13%
1,400,000	0.08%, 3/15/15(c)	1,400,000
5,942,649	0.08%, 11/15/13(c)	5,942,649

		7,342,649

Total U.S. Government Agency Obligations		1,867,315,480

(Cost $1,867,315,480)

Repurchase Agreements — 26.17%
35,000,000	Barclays Capital Inc. dated 9/30/11; due 10/3/11 at 0.05% with maturity value of $35,000,146 (fully collateralized by US Treasury Inflation Notes with maturity dates ranging from 2/15/21 to 5/15/21 at rates ranging from 3.125% to 3.625%)	35,000,000
220,000,000	BNP Paribas Securities Corp. dated 9/30/11; due 10/3/11 at 0.12% with maturity value of $220,002,200 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 9/11/21 to 6/1/41 at rates ranging from 3.00% to 6.50%)	220,000,000
225,000,000	Citigroup Global, dated 9/30/11; due 10/3/11 at 0.11% with maturity value of $225,002,062 (fully collateralized by Freddie Mac and Fannie Mae securities with maturity dates ranging from 3/1/21 to 9/1/40 at rates ranging from 3.50% to 4.50%)	225,000,000
75,000,000	Deutsche Bank AG dated 9/30/11; due 10/3/11 at 0.07% with maturity value of $75,000,437 (fully collateralized by a US Treasury Inflation Note with a maturity date of 9/30/13 at a rate of 0.125%)	75,000,000

23

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$190,000,000	Goldman Sachs & Co. dated 9/30/11; due 10/3/11 at 0.04% with maturity value of $190,000,633 (fully collateralized by Fannie Mae, Freddie Mac and Federal Home Loan Bank securities with maturity dates ranging from 3/23/12 to 7/15/37 at rates ranging from 1.125% to 6.25%)	$ 190,000,000
200,000,000	JP Morgan Securities dated 9/30/11; due 10/3/11 at 0.08% with maturity value of $200,001,333 (fully collateralized by Fannie Mae securities with maturity dates ranging from 12/1/11 to 10/1/41 at rates ranging from 3.5% to 6.50%)	200,000,000
100,000,000	Merrill Lynch, Pierce, Fenner, Smith. dated 9/30/11; due 10/3/11 at 0.08% with maturity value of $100,000,667 (fully collateralized by Fannie Mae securities with maturity dates ranging from 4/1/24 to 8/1/41 at rates ranging from 4.00% to 5.00%)	100,000,000
450,000,000	Merrill Lynch, Pierce, Fenner, Smith. dated 9/30/11; due 10/3/11 at 0.08% with maturity value of $450,003,000 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 7/1/25 to 6/1/41 at rates ranging from 3.00% to 5.00%)	450,000,000

Total Repurchase Agreements		1,495,000,000

(Cost $1,495,000,000)

Total Investments		$5,712,971,517
(Cost $5,712,971,517)(d) — 100.01%

Liabilities in excess of other assets — (0.01)%		(529,116)

NET ASSETS — 100.00%		$5,712,442,401

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2011. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(d)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

FDIC - Federal Deposit Insurance Corp.

LOC - Letter of Credit

TLGP - Temporary Liquidity Guaranty Program

See notes to financial statements.

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund

September 30, 2011

Principal Amount		Value
Municipal Bonds — 98.38%
Alabama — 0.88%
$10,890,000	Birmingham Waterworks Board Revenue, Series R-10412, 0.16%, 7/1/14, (Credit Support: BHAC, AGM)(a)(b)	$10,890,000

Alaska — 1.21%
15,000,000	City of Anchorage Cash Flow Management GO, 1.50%, 12/29/11	15,042,731

Arizona — 1.13%
3,060,000	Maricopa County Industrial Development Authority Gran Victoria Housing Revenue, Series A, 0.16%, 4/15/30, (Credit Support: Fannie Mae)(b)	3,060,000
5,200,000	Maricopa County Industrial Development Authority Valley of the Sun YMCA Refunding Revenue, 0.15%, 12/1/37, (LOC: U.S. Bank NA)(b)	5,200,000
5,700,000	Pima County Industrial Development Authority Delaware Military Academy Revenue, 0.16%, 9/1/38, (LOC: PNC Bank NA)(b)	5,700,000

		13,960,000

California — 3.35%
10,000,000	California Affordable Housing Agency Revenue, Series A, 0.15%, 9/15/33, (Credit Support: Fannie Mae)(b)	10,000,000
6,300,000	California Statewide Communities Development Authority Refunding Revenue, Series R-11553, 0.16%, 11/15/32, (Credit Support: BHAC)(b)	6,300,000
4,840,000	City of Berkeley Albany YMCA Refunding Revenue, 0.10%, 7/1/38, (LOC: Wells Fargo Bank NA)(b)	4,840,000
5,675,000	City of Vacaville Sycamores Apartments Refunding Revenue, Series A, 0.14%, 5/15/29, (Credit Support: Fannie Mae)(b)	5,675,000
4,000,000	County of Orange Harbor Pointe Refunding Revenue, Series D, 0.13%, 12/1/22, (Credit Support: Freddie Mac)(b)	4,000,000
5,800,000	Padre Dam Municipal Water District Refunding COP, Series R-11792, 0.16%, 4/1/17(a)(b)	5,800,000
4,900,000	Sacramento County Housing Authority Refunding Revenue, Series C, 0.13%, 7/15/29, (Credit Support: Fannie Mae)(b)	4,900,000

		41,515,000

Colorado — 2.72%
3,170,000	Aurora Centretech Metropolitan District Refunding GO, Series C, 0.18%, 12/1/28, (LOC: U.S. Bank NA)(b)	3,170,000
6,510,000	Base Village Metropolitan District No. 2 GO, Series B, 0.18%, 12/1/38, (LOC: U.S. Bank NA)(b)	6,510,000
1,250,000	Colorado Health Facilities Authority Arapahoe Housing Project Revenue, Series A,, 0.25%, 4/1/24, (LOC: Wells Fargo Bank)(b)	1,250,000
5,800,000	Colorado Health Facilities Authority Crossroads Maranatha Project Refunding Revenue, 0.14%, 12/1/43, (LOC: U.S Bank NA)(b)	5,800,000
5,000,000	Commerce City Northern Infrastructure General Improvement District GO, 0.18%, 12/1/28, (LOC: U.S. Bank NA)(b)	5,000,000

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 3,475,000	County of Pitkin Refunding Revenue, Series A, 0.17%, 12/1/24, (LOC: U.S. Bank NA)(b)	$ 3,475,000
5,125,000	Gateway Regional Metropolitan District Refunding GO, 0.25%, 12/1/37, (LOC: Wells Fargo Bank)(b)	5,125,000
2,880,000	Meridian Ranch Metropolitan District Refunding GO, 0.18%, 12/1/38, (LOC: U.S. Bank NA)(b)	2,880,000
485,000	Parker Automotive Metropolitan District GO, 0.18%, 12/1/34, (LOC: U.S. Bank NA)(b)	485,000

		33,695,000

Connecticut — 0.59%
7,325,000	Connecticut Housing Finance Authority Refunding Revenue, Series G, 0.45%, 11/15/11, (Credit Support: GO of Authority)(b)	7,325,000

District Of Columbia — 1.91%
4,195,000	District of Columbia Children’s Defense Fund Refunding Revenue, 0.25%, 4/1/22, (LOC: Wells Fargo Bank)(b)	4,195,000
1,600,000	District of Columbia Internships and Academic Revenue, 0.15%, 7/1/36, (LOC: Branch Banking & Trust)(b)	1,600,000
4,500,000	District of Columbia Jesuit Conference Revenue, 0.16%, 10/1/37, (LOC: PNC Bank NA)(b)	4,500,000
3,980,000	District of Columbia Water & Sewer Authority Refunding Revenue, Putters Series 3022, 0.18%, 4/1/16, (Credit Support: Assured GTY)(b)	3,980,000
9,360,000	District of Columbia Water & Sewer Authority Refunding Revenue, Series R-11623, 0.17%, 4/1/29, (Credit Support: Assured GTY), Callable 10/1/18 @ 100(a)(b)	9,360,000

		23,635,000

Florida — 5.98%
2,605,000	Collier County Industrial Development Authority Revenue, 0.46%, 12/1/26, (LOC: Bank of America NA)(b)	2,605,000
15,000,000	County of Palm Beach Pine Crest Preparatory Refunding Revenue, 0.26%, 6/1/38, (LOC: Bank of America NA)(b)	15,000,000
11,000,000	Highlands County Health Facilities Authority Refunding Revenue, Series C, 0.12%, 11/15/26, (LOC: PNC Bank)(b)	11,000,000
4,000,000	Hillsborough County TECP, 0.11%, 10/13/11, (LOC: State Street Bank & Trust)(c)	4,000,000
4,000,000	Hillsborough County TECP, 0.21%, 11/3/11, (LOC: State Street Bank & Trust)(c)	4,000,000
5,245,000	JP Morgan Chase Putters/Drivers Trust Seminole County Sales Tax Refunding Revenue, Series 3438Z, 0.18%, 4/1/27(a)(b)	5,245,000
2,225,000	JP Morgan Chase Putters/Drivers Trust Tampa Water Revenue, Series 3617, 0.18%, 10/1/25(a)(b)	2,225,000
6,835,000	Marion County Industrial Development Authority Refunding Revenue, 0.16%, 11/15/32, (Credit Support: Fannie Mae)(b)	6,835,000
4,955,000	Miami-Dade County Industrial Development Authority Revenue, 0.36%, 9/1/29, (LOC: Bank of America NA)(b)	4,955,000
4,500,000	Orange County Health Facilities Authority Refunding Revenue, Series E, 0.14%, 10/1/26, (LOC: Branch Banking & Trust)(b)	4,500,000

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 8,715,000	Orange County Housing Finance Authority Refunding Revenue, 0.17%, 6/1/25, (Credit Support: Fannie Mae)(b)	$ 8,715,000
4,995,000	Tallahassee Energy System Revenue, Putters Series 2069Z, 0.18%, 4/1/15, (Credit Support: NATL-RE)(b)	4,995,000

		74,075,000

Georgia — 4.60%
7,215,000	Clayton County Housing Authority Refunding Revenue, 0.16%, 9/1/26, (Credit Support: Fannie Mae)(b)	7,215,000
15,000,000	Cobb County Cash Flow Management GO, 1.25%, 12/30/11	15,034,231
7,985,000	Cobb County Development Authority Refunding Revenue, Series B, 0.15%, 7/1/34, (LOC: Branch Banking & Trust)(b)	7,985,000
4,755,000	Cobb County Housing Authority Refunding Revenue, 0.15%, 3/1/24, (Credit Support: Freddie Mac)(b)	4,755,000
9,135,000	Fulton County Development Authority Revenue, 0.26%, 4/1/34, (LOC: Bank of America NA)(b)	9,135,000
4,915,000	Fulton County Development Authority School Improvement Revenue, 0.15%, 8/1/35, (LOC: Branch Banking & Trust)(b)	4,915,000
7,925,000	Marietta Housing Authority Refunding Revenue, 0.16%, 7/1/24, (Credit Support: Fannie Mae)(b)	7,925,000

		56,964,231

Illinois — 4.23%
7,400,000	Illinois Development Finance Authority YMCA Metro Chicago Project Refunding Revenue, 0.15%, 6/1/29, (LOC: JP Morgan Chase Bank)(b)	7,400,000
3,300,000	Illinois Finance Authority Cultural Pool Revenue, 0.19%, 12/1/25, (LOC: JP Morgan Chase Bank)(b)	3,300,000
9,645,000	Illinois Finance Authority Dominican University Revenue, 0.15%, 3/1/36, (LOC: JP Morgan Chase Bank)(b)	9,645,000
3,930,000	Illinois Finance Authority Garrett Evangelical Project Refunding Revenue, 0.16%, 6/1/40, (LOC: First Midwest Trust Co., Federal Home Loan Bank)(b)	3,930,000
4,995,000	Illinois Finance Authority Revenue, Putters Series 2967, 0.18%, 2/15/16, (Credit Support: Assured GTY)(b)	4,995,000
16,100,000	Illinois Finance Authority Revenue, Series R-11624, 0.28%, 8/15/39, (Credit Support: Assured GTY), Callable 8/15/18 @ 100(a)(b)	16,100,000
7,030,000	Village of Channahon Morris Hospital Refunding Revenue, Series A, 0.17%, 12/1/23, (LOC: U.S. Bank NA)(b)	7,030,000

		52,400,000

Indiana — 3.21%
6,180,000	City of South Bend Genesis Project Industrial Improvement Revenue, 0.19%, 4/1/33, (LOC: Citizens Bank of PA., Federal Home Loan Bank)(b)	6,180,000
19,000,000	Indiana Bond Bank Advance Funding Program Cash Flow Management Revenue, Series A, 2.00%, 1/5/12	19,071,492

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 14,555,000	Indiana Finance Authority Refunding Revenue, 0.17%, 3/1/36, (LOC: Branch Banking & Trust)(b)	$ 14,555,000

		39,806,492

Iowa — 1.92%
5,800,000	City of Urbandale Interstate Acres LP Refunding Revenue, 0.18%, 12/1/14, (LOC: Bankers Trust Co., Federal Home Loan Bank)(b)	5,800,000
1,100,000	Iowa Higher Education Loan Authority Cash Flow Management Revenue, 2.00%, 5/18/12, (LOC: U.S. Bank NA)	1,110,224
7,440,000	Iowa Higher Education Loan Authority University & College Improvement Revenue, 0.16%, 10/1/33, (LOC: U.S. Bank NA)(b)	7,440,000
7,270,000	Iowa Higher Education Loan Authority University & College Revenue, 0.25%, 5/1/20, (LOC: Wells Fargo Bank)(b)	7,270,000
2,150,000	Woodbury County Revenue, 0.25%, 11/1/16, (LOC: U.S. Bank NA)(b)	2,150,000

		23,770,224

Kentucky — 1.45%
7,855,000	County of Warren Refunding Revenue, 0.21%, 4/1/37, (Credit Support: Assured GTY)(b)	7,855,000
10,000,000	Louisville & Jefferson County Metropolitan Sewer District Refunding Revenue, 2.00%, 3/1/12	10,046,726

		17,901,726

Louisiana — 1.05%
9,055,000	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, Series A, 0.16%, 10/1/37, (LOC: First NBC Bank, Federal Home Loan Bank)(b)	9,055,000
3,890,000	Shreveport Home Mortgage Authority Refunding Revenue, 0.16%, 2/15/23, (Credit Support: Fannie Mae)(b)	3,890,000

		12,945,000

Massachusetts — 1.29%
12,000,000	Commonwealth of Massachusetts Central Artery Highway Improvements GO, Series B, 0.11%, 12/1/30(b)	12,000,000
4,000,000	Massachusetts Industrial Finance Agency Refunding Revenue, 0.15%, 12/1/24, (LOC: TD Bank NA)(b)	4,000,000

		16,000,000

Michigan — 1.02%
12,475,000	Michigan Finance Authority Cash Flow Management Revenue, Series C-1, 2.00%, 8/20/12, (Credit Support: State Appropriation)	12,634,787

Minnesota — 9.94%
1,825,000	City of Bloomington Refunding Revenue, Series A1, 0.20%, 11/15/32, (Credit Support: Fannie Mae)(b)	1,825,000
8,350,000	City of Burnsville Southwind Apartments Project Refunding Revenue, 0.18%, 1/1/35, (Credit Support: Freddie Mac)(b)	8,350,000

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 12,235,000	City of Inver Grove Heights Refunding Revenue, 0.18%, 5/15/35, (Credit Support: Fannie Mae)(b)	$ 12,235,000
1,200,000	City of Minnetonka Refunding Revenue, 0.18%, 11/15/31, (Credit Support: Fannie Mae)(b)	1,200,000
13,250,000	City of Oak Park Heights Refunding Revenue, 0.18%, 11/1/35, (Credit Support: Freddie Mac)(b)	13,250,000
5,565,000	City of Saint Louis Park Westwind Apartments Project Refunding Revenue, 0.18%, 9/15/33, (Credit Support: Fannie Mae)(b)	5,565,000
1,210,000	City of Spring Lake Park Refunding Revenue, 0.18%, 2/15/33, (Credit Support: Fannie Mae)(b)	1,210,000
4,265,000	Elk River Independent School District No. 728 Refunding GO, Series A, 5.00%, 2/1/12, (Credit Support: School District Credit Program)	4,329,266
15,000,000	JPMorgan Chase Putters Drivers Trust GO, Series 3955 Minneapolis St. Paul Met Council GO, 0.15%, 9/1/13(a)(b)	15,000,000
9,320,000	Midwest Consortium of Municipal Utilities Refunding Revenue, Series B, 0.15%, 10/1/35, (LOC: U.S. Bank NA)(b)	9,320,000
6,730,000	Minneapolis & St Paul Housing & Redevelopment Authority Revenue, Series B, 0.15%, 8/15/25, (Credit Support: AGM)(b)	6,730,000
8,000,000	Rochester Health Care Facilities TECP, 0.12%, 10/5/11, (Credit Support: Mayo Clinic Foundation)(c)	8,000,000
11,000,000	Rochester Health Care Facilities TECP, 0.12%, 10/5/11, (Credit Support: Mayo Clinic Foundation)(c)	11,000,000
10,000,000	Rochester Health Care Facilities TECP, 0.15%, 12/1/11, (Credit Support: Mayo Clinic Foundation)(c)	10,000,000
11,000,000	St. Francis Independent School District No 15 Cash Flow Management GO, Series 2011A, 1.00%, 9/12/12, (Credit Support: School District Credit Program)	11,067,087
2,040,000	St. Paul Housing & Redevelopment Authority Revenue, Series A, 0.15%, 5/1/27, (LOC: U.S. Bank NA)(b)	2,040,000
1,930,000	St. Paul Independent School District No. 625 Refunding GO, Series C, 4.00%, 2/1/12, (Credit Support: School District Credit Program)	1,952,718

		123,074,071

Mississippi — 3.71%
7,140,000	Mississippi Business Finance Corp. King Edward Hotel Project Revenue, 0.16%, 5/1/39, (LOC: Capital One NA, Federal Home Loan Bank)(b)	7,140,000
15,000,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series B, 0.08%, 12/1/30(b)	15,000,000
10,200,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series B, 0.10%, 12/1/30(b)	10,200,000
5,500,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series F, 0.09%, 12/1/30(b)	5,500,000
8,100,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series H, 0.09%, 11/1/35(b)	8,100,000

		45,940,000

29

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
Missouri — 0.16%
$ 2,000,000	St. Charles County Industrial Development Authority Refunding Revenue, 0.16%, 2/1/29, (Credit Support: Fannie Mae)(b)	$ 2,000,000

Montana — 0.94%
11,700,000	Montana Board of Investments Public Improvements Revenue, 0.48%, 3/1/35(b)	11,700,000

Nebraska — 0.48%
6,000,000	Madison County Hospital Authority No. 1 Revenue, Series B, 0.15%, 7/1/33, (LOC: U.S. Bank NA)(b)	6,000,000

New Jersey — 2.53%
18,500,000	New Jersey Economic Development Authority Diocese of Metuchen Project Refunding Revenue, 0.28%, 9/1/30, (LOC: Bank of America NA)(b)	18,500,000
12,895,000	New Jersey Health Care Facilities Financing Authority Refunding Revenue, 0.12%, 7/1/33, (LOC: TD Bank NA)(b)	12,895,000

		31,395,000

New York — 10.07%
7,200,000	City of New York GO, Sub-Series A-4, 0.12%, 8/1/31, (LOC: Bank of Nova Scotia)(b)	7,200,000
25,000,000	City of New York Refunding GO, Sub-Series C-5, 0.12%, 8/1/20, (LOC: BNY Mellon)(b)	25,000,000
2,900,000	Erie County Industrial Development Agency Revenue, Putters Series 2090, 0.17%, 5/1/15, (Credit Support: AGM)(b)	2,900,000
15,000,000	Metropolitan Transportation Authority TECP, 0.17%, 11/7/11, (LOC: Citibank NA)(c)	15,000,000
5,000,000	Nassau Health Care Corp. Refunding Revenue, 0.12%, 8/1/29, (Credit Support: County GTY), (LOC: TD Bank NA)(b)	5,000,000
4,475,000	New York City Industrial Development Agency College Improvement Revenue, Series B, 0.14%, 6/1/36, (Credit Support: Radian), (LOC: TD Bank NA)(b)	4,475,000
5,000,000	New York Liberty Development Corp. World Trade Center Project Revenue, Series A-1, 0.42%, 1/19/12(b)	5,000,000
6,000,000	New York Liberty Development Corp. World Trade Center Project Revenue, Series A-2, 0.35%, 12/1/49(b)	6,000,000
22,900,000	New York State Dormitory Authority Refunding Revenue, Series D, 0.12%, 7/1/31, (LOC: TD Bank NA)(b)	22,900,000
3,800,000	New York State Dormitory Authority Revenue, 0.12%, 7/1/38, (LOC: TD Bank NA)(b)	3,800,000
27,400,000	New York State Energy Research & Development Authority Refunding Revenue, Series A, 0.35%, 8/1/15, (LOC: Wells Fargo Bank)(b)	27,400,000

		124,675,000

North Carolina — 1.22%
2,100,000	North Carolina Capital Facilities Finance Agency Refunding Revenue, 0.15%, 7/1/19, (LOC: Branch Banking & Trust)(b)	2,100,000

30

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 12,995,000	North Carolina Municipal Power Agency No. 1 Catawba Revenue, Series R-211, 0.17%, 8/1/12, (Credit Support: BHAC)(b)	$ 12,995,000

		15,095,000

Ohio — 0.19%
2,400,000	County of Lucas Cash Flow Management GO, Series 1, 1.00%, 7/19/12	2,408,505

Oregon — 0.39%
4,850,000	Clackamas County Hospital Facility Authority Legacy Health Systems Revenue, Series B, 0.13%, 6/1/37, (LOC: U.S. Bank NA)(b)	4,850,000

Pennsylvania — 9.50%
8,900,000	Allegheny County Higher Education Building Authority Refunding Revenue, Series A, 0.16%, 3/1/38, (LOC: PNC Bank NA)(b)	8,900,000
7,500,000	Allegheny County Hospital Development Authority Revenue, Series A, 0.16%, 6/1/30, (LOC: PNC Bank NA)(b)	7,500,000
4,735,000	Allegheny County Industrial Development Authority Revenue, 0.16%, 6/1/38, (LOC: PNC Bank NA)(b)	4,735,000
12,575,000	Butler County General Authority Iroquois School District Project Refunding Revenue, 0.22%, 8/1/31, (Credit Support: AGM)(b)	12,575,000
10,425,000	Butler County General Authority South Park School District Project Refunding Revenue, 0.22%, 8/1/27, (Credit Support: AGM)(b)	10,425,000
5,000,000	Delaware County Industrial Development Authority General Electric Capital Refunding Revenue, Series G, 0.13%, 12/1/31(b)	5,000,000
5,000,000	Delaware County Industrial Development Authority General Electric Capital Refunding Revenue, Series G, 0.13%, 12/1/31(b)	5,000,000
3,850,000	Emmaus General Authority Revenue, 0.20%, 12/1/28, (Credit Support: AGM)(b)	3,850,000
3,100,000	Emmaus General Authority Revenue, Series A11, 0.14%, 3/1/24, (LOC: U.S. Bank NA)(b)	3,100,000
4,700,000	Emmaus General Authority Revenue, Series F, 0.14%, 3/1/24, (LOC: U.S. Bank NA)(b)	4,700,000
8,155,000	JP Morgan Chase Putters/Drivers Trust Refunding GO, Series 3405, 0.17%, 11/15/14, (Credit Support: AGM, State Aid Withholding)(a)(b)	8,155,000
7,740,000	Luzerne County Convention Center Authority Revenue, Series A, 0.16%, 9/1/28, (LOC: PNC Bank NA)(b)	7,740,000
10,680,000	Montgomery County Industrial Development Authority Refunding Revenue, 0.14%, 6/1/33, (LOC: TD Bank NA)(b)	10,680,000
3,930,000	Pennsylvania Economic Development Financing Authority Revenue, 0.16%, 12/1/31, (LOC: PNC Bank NA)(b)	3,930,000
3,100,000	Pennsylvania Higher Educational Facilties Authority Gannon University Refunding Revenue, 0.16%, 5/1/15, (LOC: PNC Bank NA)(b)	3,100,000
7,400,000	Pennsylvania Higher Educational Facilties Authority Holy Family College Refunding Revenue, Series B, 0.16%, 12/1/32, (LOC: TD Bank NA)(b)	7,400,000

31

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 7,600,000	Philadelphia Authority for Industrial Development Revenue, 0.25%, 12/1/37, (LOC: Wells Fargo Bank)(b)	$ 7,600,000
3,335,000	Shaler Area School District Refunding GO, 0.20%, 9/1/25, (Credit Support: AGM, State Aid Withholding)(b)	3,335,000

		117,725,000

Rhode Island — 0.25%
3,075,000	Rhode Island Health & Educational Building Corp. Refunding Revenue, 0.51%, 6/1/37, (LOC: Bank of America NA)(b)	3,075,000

South Carolina — 2.64%
4,000,000	City of Columbia Water Improvements Revenue, 0.12%, 2/1/38, (LOC: U.S. Bank NA)(b)	4,000,000
6,500,000	County of Cherokee Revenue, 0.46%, 12/1/15, (LOC: Bank of America NA)(b)	6,500,000
14,600,000	South Carolina Jobs-Economic Development Authority Refunding Revenue, 0.14%, 4/1/27, (LOC: Wells Fargo Bank)(b)	14,600,000
3,400,000	South Carolina Jobs-Economic Development Authority Revenue, 0.18%, 5/1/29, (LOC: Branch Banking & Trust)(b)	3,400,000
4,250,000	South Carolina Jobs-Economic Development Authority Revenue, 0.25%, 5/1/29, (LOC: Wells Fargo Bank)(b)	4,250,000

		32,750,000

South Dakota — 1.02%
12,640,000	City of Sioux Falls Sales Tax Revenue, Series 2057, 0.18%, 5/15/15(b)	12,640,000

Tennessee — 0.16%
2,000,000	Hendersonville Industrial Development Board Refunding Revenue, 0.23%, 2/15/28, (Credit Support: Fannie Mae)(b)	2,000,000

Texas — 8.36%
2,685,000	Crawford Education Facilities Corp. Revenue, 0.17%, 6/1/18, (LOC: U.S. Bank NA)(b)	2,685,000
7,050,000	DeSoto Industrial Development Authority Caterpillar Refunding Revenue, 0.26%, 12/1/16(b)	7,050,000
18,000,000	Harris County Cultural Educational Facilities TECP, 0.23%, 12/5/11, (Credit Support: Methodist Hospital)(c)	18,000,000
8,000,000	Harris County Cultural Educational Facilities TECP, 0.25%, 12/5/11, (Credit Support: Methodist Hospital)(c)	8,000,000
9,000,000	Harris County Cultural Educational Facilities TECP, 0.28%, 5/3/12, (Credit Support: Methodist Hospital)(c)	9,000,000
5,060,000	Harris County Health Facilities Development Corp. Revenue, Series R-11404, 0.21%, 5/15/16, (Credit Support: Assured GTY)(b)	5,060,000
4,075,000	Harris County Hospital District Refunding Revenue, Series R-12075, 0.17%, 8/15/15, (Credit Support: BHAC-CR, NATL-RE)(b)	4,075,000
3,505,000	JP Morgan Chase Putters/Drivers Trust Houston Community College GO, Series 3356, 0.18%, 2/15/12(a)(b)	3,505,000

32

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 4,060,000	Judson Independent School District School Improvements GO, Series R-11521, 0.21%, 2/1/31, (Credit Support: Assured GTY)(b)	$ 4,060,000
11,120,000	Lake Travis Independent School District Putters GO, Series 1882, 0.16%, 2/15/14, (Credit Support: PSF-GTD)(a)(b)	11,120,000
10,000,000	Lower Colorado River Authority TECP, 0.13%, 10/4/11, (LOC: JPMorgan Chase, State Street Bank)(c)	10,000,000
6,000,000	Lower Colorado River Authority TECP, 0.14%, 10/6/11, (LOC: Bank of America NA)(c)	6,000,000
10,000,000	Lower Neches Valley Authority Industrial Development Corp. Exxon Mobil Project Refunding Revenue, Series A, 0.09%, 11/1/29(b)	10,000,000
5,050,000	Splendora Higher Education Facilities Corp. Revenue, Series A, 0.25%, 12/1/26, (LOC: Wells Fargo Bank)(b)	5,050,000

		103,605,000

Utah — 1.38%
5,000,000	County of Emery Refunding Revenue, 0.15%, 11/1/24, (LOC: Wells Fargo Bank)(b)	5,000,000
635,000	County of Sanpete Revenue, 0.25%, 8/1/28, (LOC: U.S. Bank NA)(b)	635,000
3,700,000	Duchesne County School District Revenue, 0.25%, 6/1/21, (LOC: U.S. Bank NA)(b)	3,700,000
3,310,000	Ogden City Redevelopment Agency Tax Allocation Revenue, Series A, 0.25%, 4/1/25, (LOC: Wells Fargo Bank)(b)	3,310,000
4,435,000	Salt Lake County Housing Authority Refunding Revenue, 0.16%, 2/15/31, (Credit Support: Fannie Mae)(b)	4,435,000

		17,080,000

Vermont — 0.27%
3,300,000	Vermont Educational & Health Buildings Financing Agency Springfield Project Refunding Revenue, Series A, 0.15%, 9/1/31, (LOC: TD Bank NA)(b)	3,300,000

Virginia — 3.71%
7,160,000	JP Morgan Chase Putters/Drivers Trust Virginia Housing Development Authority Revenue, Series 3313Z, 0.17%, 1/1/31, (Credit Support: GO of Authority)(b)	7,160,000
6,560,000	Virginia Beach Development Authority Refunding Revenue, 0.25%, 7/1/33, (LOC: Bank of America NA)(b)	6,560,000
12,955,000	Virginia College Building Authority Shenandoah University Project Refunding Revenue, 0.12%, 11/1/36, (LOC: Branch Banking & Trust)(b)	12,955,000
19,275,000	Virginia Commonwealth University Nursing Home Improvement Revenue, Series C, 0.12%, 7/1/37, (LOC: Branch Banking & Trust)(b)	19,275,000

		45,950,000

Washington — 0.99%
4,995,000	JP Morgan Chase Putters/Drivers Trust Snohomish County School District No. 15 GO, Series 3542Z, 0.18%, 12/1/14, (Credit Support: School Board GTY)(a)(b)	4,995,000

33

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 6,315,000	Washington Health Care Facilities Authority Revenue, 0.46%, 8/1/26, (LOC: Bank of America NA)(b)	$ 6,315,000
900,000	Washington State Housing Finance Commission Revenue, 0.17%, 7/1/22, (LOC: U.S. Bank NA)(b)	900,000

		12,210,000

Wisconsin — 3.60%
20,000,000	Eau Claire Area School District Cash Flow Management Revenue, 0.60%, 5/7/12	20,008,396
8,040,000	Wisconsin Health & Educational Facilities Authority Revenue, 0.25%, 6/1/28, (LOC: Wells Fargo Bank)(b)	8,040,000
6,907,000	Wisconsin Health & Educational Facilities Authority Revenue, Series A, 0.15%, 9/1/19, (LOC: JP Morgan Chase Bank)(b)	6,907,000
7,500,000	Wisconsin Health & Educational Facilities Authority Revenue, Series C, 0.14%, 4/1/28, (LOC: U.S. Bank NA)(b)	7,500,000
2,100,000	Wisconsin Municipalities Private School Finance Commission Revenue, 0.17%, 3/1/23, (LOC: U.S. Bank NA)(b)	2,100,000

		44,555,396

Wyoming — 0.33%
4,100,000	Sublette County Exxon Project Pollution Control Revenue, 0.10%, 11/1/14(b)	4,100,000

Total Municipal Bonds (Cost $1,218,688,163)		1,218,688,163

Shares
Investment Company — 0.41%
5,000,000	Goldman Sachs Financial Square Tax Free Money Market Fund	5,000,000

Total Investment Company (Cost $5,000,000)		5,000,000

Total Investments (Cost $1,223,688,163)(d) — 98.79%		$1,223,688,163
Other assets in excess of liabilities — 1.21%		15,050,162

NET ASSETS — 100.00%		$1,238,738,325

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Variable rate demand security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2011. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(c)	Represents effective yield to maturity on date of purchase.

34

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2011

(d)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

AGM – Assured Guaranty Municipal

BHAC – Berkshire Hathaway Assurance Corp.

BHAC-CR – Berkshire Hathaway Assurance Corp. Custodial Receipts

COP – Certificate of Participation

GO – General Obligation

GTY – Guaranty

LOC – Letter of Credit

NATL-RE – Insured by National Public Finance Guarantee Corp.

PSF-GTD – Permanent School Fund Guarantee

TECP – Tax Exempt Commercial Paper

See notes to financial statements.

35

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2011

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Assets:
Investments, at value (cost $12,362,123,722; $5,712,971,517; $1,223,688,163 respectively)	$12,362,123,722*	$5,712,971,517**	$1,223,688,163
Cash	71,084,922	102,575,813	3,703,712
Interest and dividends receivable	20,853,295	10,504,344	994,407
Receivable for investments sold	44,998,526	—	10,530,000
Prepaid expenses and other assets	195,639	157,197	104,985

Total Assets	12,499,256,104	5,826,208,871	1,239,021,267

Liabilities:
Distributions payable	41,922	2,848	371
Payable for investments purchased	4,275,850	112,811,736	—
Accrued expenses and other payables:
Investment advisory fees	1,166,050	491,073	114,425
Audit fees	35,375	32,071	30,770
Trustee fees	20,735	7,514	1,808
Distribution fees	1,041,840	143,831	89,628
Shareholder reports	506,850	158,368	32,765
Shareholder servicing fees	111,261	50,336	1,613
Transfer Agent fees	7,648	2,074	2,230
Other	172,144	66,619	9,332

Total Liabilities	7,379,675	113,766,470	282,942

Net Assets	$12,491,876,429	$5,712,442,401	$1,238,738,325

Net Assets Consist Of:
Capital	$12,496,226,349	$5,712,393,013	$1,238,757,053
Undistributed (distributions in excess of) net investment income	(1,031)	3,719	(371)
Accumulated net realized gains (losses) from investment transactions	(4,348,889)	45,669	(18,357)

Net Assets	$12,491,876,429	$5,712,442,401	$1,238,738,325

Net Assets:
RBC Institutional Class 1	$1,978,447,930	$1,580,115,508	$36,806,146
RBC Institutional Class 2	687,394,326	142,208,249	214,421,940
RBC Investor Class	3,199,411,361	980,831,774	167,380,470
RBC Reserve Class	5,032,106,287	1,747,756,962	520,404,926
RBC Select Class	1,594,516,525	1,261,529,908	299,724,843

Total	$12,491,876,429	$5,712,442,401	$1,238,738,325

36

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	1,978,335,441	1,580,085,050	36,819,928
RBC Institutional Class 2	687,368,058	142,204,083	214,496,248
RBC Investor Class	3,201,416,539	980,836,701	167,373,749
RBC Reserve Class	5,034,157,799	1,747,765,921	520,396,527
RBC Select Class	1,595,068,479	1,261,535,645	299,717,430

Total	12,496,346,316	5,712,427,400	1,238,803,882

Net Asset Values and Redemption Price per Share:
RBC Institutional Class 1	$1.00	$1.00	$1.00

RBC Institutional Class 2	$1.00	$1.00	$1.00

RBC Investor Class	$1.00	$1.00	$1.00

RBC Reserve Class	$1.00	$1.00	$1.00

RBC Select Class	$1.00	$1.00	$1.00

*	$525,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.
**	$1,495,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.

See notes to financial statements.

37

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2011

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Investment Income:
Interest income	$46,074,200	$11,780,772	$3,915,401
Dividend income	—	—	13,091

Total Investment Income	46,074,200	11,780,772	3,928,492

Expenses:
Investment advisory fees	15,058,668	5,375,703	1,444,345
Distribution fees-RBC Institutional Class 2	1,270,003	226,522	428,235
Distribution fees-RBC Investor Class	36,715,069	10,803,858	1,914,976
Distribution fees-RBC Reserve Class	47,646,091	15,782,335	5,433,387
Distribution fees-RBC Select Class	14,020,984	9,347,305	2,539,184
Shareholder servicing fee-RBC Institutional Class 1	1,746,930	611,148	23,125
Accounting fees	752,933	268,785	72,217
Audit fees	43,828	38,056	35,888
Custodian fees	183,775	75,532	16,590
Insurance fees	145,289	34,405	11,931
Legal fees	404,417	131,246	52,141
Registration and filing fees	366,682	208,348	187,121
Shareholder reports	641,432	144,697	35,381
Transfer agent fees	55,375	10,974	10,476
Trustees’ fees	355,313	128,552	34,659
Other fees	436,536	178,300	55,989

Total expenses before fee reductions	119,843,325	43,365,766	12,295,645
Expenses reduced by:
Shareholder Servicing Agent - Class Specific	—	(69,620)	(952)
Distributor - Class Specific	(79,928,067)	(32,522,481)	(8,575,827)

Net Expenses	39,915,258	10,773,665	3,718,866

Net Investment Income	6,158,942	1,007,107	209,626

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	364,928	78,276	(18,807)

Change in net assets resulting from operations	$6,523,870	$1,085,383	$190,819

See notes to financial statements.

38

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Prime Money Market Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

From Investment Activities:
Operations:
Net investment income	$6,158,942	$12,317,827
Net realized gains from investment transactions	364,928	27,903

Change in net assets resulting from operations	6,523,870	12,345,730

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(4,715,323)	(10,667,327)
RBC Institutional Class 2 Shareholders	(371,207)	(560,839)
RBC Investor Class Shareholders	(367,403)	(424,583)
RBC Reserve Class Shareholders	(529,673)	(508,693)
RBC Select Class Shareholders	(175,336)	(156,498)

Change in net assets resulting from shareholder distributions	(6,158,942)	(12,317,940)

Capital Transactions:
Proceeds from shares issued	55,383,518,080	74,870,072,315
Distributions reinvested	4,223,143	6,702,565
Cost of shares redeemed	(58,508,859,963)	(74,621,293,370)

Change in net assets resulting from capital transactions	(3,121,118,740)	255,481,510

Net increase (decrease) in net assets	(3,120,753,812)	255,509,300

Net Assets:
Beginning of year	15,612,630,241	15,357,120,941

End of year	$12,491,876,429	$15,612,630,241

Distributions in excess of net investment income	$(1,031)	$(1,031)

Share Transactions:
Issued	55,383,518,080	74,870,072,315
Reinvested	4,223,143	6,702,565
Redeemed	(58,508,859,963)	(74,621,293,370)

Change in shares resulting from capital transactions	(3,121,118,740)	255,481,510

See notes to financial statements.

39

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

From Investment Activities:
Operations:
Net investment income	$1,007,107	$1,745,979
Net realized gains (losses) from investment transactions	78,276	(24,157)

Change in net assets resulting from operations	1,085,383	1,721,822

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(591,712)	(1,305,230)
RBC Institutional Class 2 Shareholders	(15,108)	(13,758)
RBC Investor Class Shareholders	(108,071)	(136,027)
RBC Reserve Class Shareholders	(175,362)	(172,829)
RBC Select Class Shareholders	(116,852)	(118,137)

Change in net assets resulting from shareholder distributions	(1,007,105)	(1,745,981)

Capital Transactions:
Proceeds from shares issued	11,731,772,486	16,226,059,737
Distributions reinvested	750,750	762,532
Cost of shares redeemed	(10,957,608,972)	(16,471,038,573)

Change in net assets resulting from capital transactions	774,914,264	(244,216,304)

Net increase (decrease) in net assets	774,992,542	(244,240,463)

Net Assets:
Beginning of year	4,937,449,859	5,181,690,322

End of year	$5,712,442,401	$4,937,449,859

Undistributed net investment income	$3,719	$3,717

Share Transactions:
Issued	11,731,772,486	16,226,059,737
Reinvested	750,750	762,532
Redeemed	(10,957,608,972)	(16,471,038,573)

Change in shares resulting from capital transactions	774,914,264	(244,216,304)

See notes to financial statements.

40

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tax-Free Money Market Fund
	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
From Investment Activities:
Operations:
Net investment income	$209,626	$637,673
Net realized gains (losses) from investment transactions	(18,807)	82,268

Change in net assets resulting from operations	190,819	719,941

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(44,510)	(302,641)
RBC Institutional Class 2 Shareholders	(53,846)	(232,358)
RBC Investor Class Shareholders	(19,149)	(22,371)
RBC Reserve Class Shareholders	(60,382)	(51,543)
RBC Select Class Shareholders	(31,739)	(29,008)

Change in net assets resulting from Distributions of Net Investment Income	(209,626)	(637,921)

Distributions from Net Realized Gains
RBC Institutional Class 1 Shareholders	(2,490)	(14,649)
RBC Institutional Class 2 Shareholders	(15,077)	(33,271)
RBC Investor Class Shareholders	(9,193)	(26,166)
RBC Reserve Class Shareholders	(30,785)	(52,895)
RBC Select Class Shareholders	(14,254)	(31,085)

Change in net assets resulting from Distributions of Net Realized Gains	(71,799)	(158,066)

Capital Transactions:
Proceeds from shares issued	1,612,678,587	2,744,497,706
Distributions reinvested	280,174	768,289
Cost of shares redeemed	(1,834,297,551)	(2,210,973,743)

Change in net assets resulting from capital transactions	(221,338,790)	534,292,252

Net increase (decrease) in net assets	(221,429,396)	534,216,206

Net Assets:
Beginning of year	1,460,167,721	925,951,515

End of year	$1,238,738,325	$1,460,167,721

Distributions in excess of net investment income	$(371)	$—

Share Transactions:
Issued	1,612,678,587	2,744,496,351
Reinvested	280,174	768,289
Redeemed	(1,834,297,551)	(2,210,973,743)

Change in shares resulting from capital transactions	(221,338,790)	534,290,897

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS

Prime Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized/ Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.13%	$1,978	0.17%	0.14%	0.17%(g)
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.19%	4,051	0.17%	0.19%	0.17%(g)
Year Ended September 30, 2009	1.00	0.01(a)	(b)	0.01	(0.01)	(0.01)	1.00	0.95%	4,426	0.55%(f)	1.03%	0.55%
Year Ended September 30, 2008	1.00	0.03(a)	(b)	0.03	(0.03)	(0.03)	1.00	3.02%	10,591	0.84%	2.94%	0.87%
Year Ended September 30, 2007	1.00	0.05	(b)	0.05	(0.05)	(0.05)	1.00	4.69%	9,662	0.80%	4.59%	0.89%
RBC Institutional Class 2
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.04%	$687	0.26%	0.04%	0.27%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.09%	830	0.27%	0.07%	0.27%(g)
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.62%(c)	19	0.31%(d)	0.45%(d)	0.32%(d)
RBC Investor Class
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$3,199	0.30%	0.01%	1.12%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.01%	3,995	0.35%	0.01%	1.13%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.15%(c)	4,659	0.91%(d)	0.16%(d)	1.19%(d)
RBC Reserve Class
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$5,032	0.29%	0.01%	1.01%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.01%	5,165	0.35%	0.01%	1.03%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.22%(c)	4,870	0.83%(d)	0.24%(d)	1.08%(d)
RBC Select Class
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$1,595	0.29%	0.01%	0.92%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.01%	1,572	0.35%	0.01%	0.92%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.27%(c)	1,383	0.77%(d)	0.29%(d)	0.97%(d)

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a) (b) (c)	Per share net investment income has been calculated using the average daily shares method. Less than $0.01 or $(0.01) per share. Not annualized.	(f)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(d)	Annualized.	(g)	There were no waivers or reimbursements during the period.
(e)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.

See notes to financial statements.

42

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized/ Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.05%	$1,580	0.17%	0.05%	0.17%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.11%	662	0.17%	0.11%	0.17%(g)
Year Ended September 30, 2009	1.00	0.01(a)	(b)	0.01	(0.01)	(0.01)	1.00	0.73%	848	0.49%(f)	0.98%	0.49%(g)
Year Ended September 30, 2008	1.00	0.03(a)	(b)	0.03	(0.03)	(0.03)	1.00	2.70%	3,266	0.72%	2.51%	0.72%(g)
Year Ended September 30, 2007	1.00	0.04	(b)	0.04	(0.04)	(0.04)	1.00	4.56%	1,393	0.76%	4.47%	0.76%(g)
RBC Institutional Class 2
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$142	0.20%	0.01%	0.27%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.02%	124	0.27%	0.02%	0.27%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.44%(c)	14	0.30%(d)	0.56%(d)	0.30%(d)
RBC Investor Class
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$981	0.21%	0.01%	1.12%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.01%	1,260	0.27%	0.01%	1.13%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.11%(c)	1,372	0.65%(d)	0.07%(d)	1.17%(d)
RBC Reserve Class
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$1,748	0.21%	0.01%	1.02%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.01%	1,752	0.27%	0.01%	1.03%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.14%(c)	1,714	0.65%(d)	0.15%(d)	1.06%(d)
RBC Select Class
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.01%	$1,262	0.21%	0.01%	0.92%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.01%	1,139	0.27%	0.01%	0.93%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.17%(c)	1,233	0.63%(d)	0.18%(d)	0.95%(d)

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a) (b) (c)	Per share net investment income has been calculated using the average daily shares method. Less than $0.01 or $(0.01) per share. Not annualized.	(f)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(d)	Annualized.	(g)	Therewere no waivers or reimbursements during the period.
(e)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS

Tax-Free Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized/ Unrealized Gain(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income(Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.09%	$37	0.18%	0.10%	0.19%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.25%	71	0.18%	0.22%	0.18%(g)
Year Ended September 30, 2009	1.00	0.01(a)	(b)	0.01	(0.01)	—	1.00	0.74%	51	0.71%(f)	1.49%	0.71%
Year Ended September 30, 2008	1.00	0.02(a)	(b)	0.02	(0.02)	—	1.00	1.95%	904	0.80%	1.90%	0.84%
Year Ended September 30, 2007	1.00	0.03	(b)	0.03	(0.03)	—	1.00	3.00%	841	0.70%	2.96%	0.84%
RBC Institutional Class 2
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.02%	$214	0.26%	0.02%	0.29%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.15%	282	0.28%	0.09%	0.28%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00	0.41%(c)	(h)	0.34%(d)	0.45%(d)	0.34%(d)
RBC Investor Class
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.02%	$167	0.26%	0.01%	1.14%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.02%	210	0.42%	0.01%	1.15%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00	0.04%(c)	202	0.76%(d)	0.03%(d)	1.19%(d)
RBC Reserve Class
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.02%	$520	0.26%	0.01%	1.04%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.02%	612	0.40%	0.01%	1.04%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00	0.06%(c)	432	0.74%(d)	0.05%(d)	1.09%(d)
RBC Select Class
Year Ended September 30, 2011	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00	0.02%	$300	0.26%	0.01%	0.93%
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00	0.02%	286	0.40%	0.01%	0.94%
Period Ended September 30, 2009(e)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00	0.11%(c)	242	0.68%(d)	0.10%(d)	0.99%(d)

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Per share net investment income has been calculated using the average daily shares method.	(f)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Not annualized.
(d)	Annualized.	(g)	There were no waivers or reimbursements during the period.
(e)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.	(h)	Less than $1,000,000.

See notes to financial statements.

44

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

1. Organization

RBC Funds Trust (“the Trust”), is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This annual report includes the following three investment portfolios (“Funds”):

- Prime Money Market Fund

- U.S. Government Money Market Fund

- Tax-Free Money Market Fund

The Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund offer five share classes: RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class.

RBC Global Asset Management (U.S.) Inc (“RBC GAM (US)”) acts as the investment adviser for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the co-administrator.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

Securities held by the Funds are valued at amortized cost, which approximates fair value, in order to maintain a constant net asset value of $1.00 per share. If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will use pricing and valuation procedures approved by the Trust’s Board of Trustees (the “Board”) to determine a security’s fair value. Investments in open-end companies are valued at net asset value.

Money market funds must invest exclusively in high quality securities. To be considered high quality, a security generally must be rated in one of the two highest short-term credit quality categories by at least two nationally recognized rating organizations such as Standard & Poors Corporation, Moody’s Investors Service or Fitch Investors Service. If unrated, a security must be determined by the Adviser to be of comparable quality.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Generally, the types of securities included in Level 2 for the Funds are U.S. Treasury bills and certain money market instruments, including those valued at amortized cost under Rule 2a-7. Amortized cost approximates the current fair value of a security, but is not obtained from a quoted price in an active market.

45

NOTES TO FINANCIAL STATEMENTS

• Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2011 is as follows:

Funds	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Prime Money Market	$—	$12,362,123,722(b)	$—	$12,362,123,722
U.S. Government Money Market	—	5,712,971,517(b)(c)	—	5,712,971,517
Tax-Free Money Market	5,000,000(a)	1,218,688,163(c)	—	1,223,688,163

(a) Level 1 investments consist of Investment Companies.

(b) The breakdown of the Fund’s investments by security type is disclosed in the Schedules of Portfolio Investments.

(c) The breakdown of the Fund’s investments by state classification or political subdivision is disclosed in the Schedules of Portfolio Investments.

During the year ended September 30, 2011, the Funds recognized no significant transfers to/from level 1 or 2. The Fund’s policy is to recognize transfers between level 1, level 2 and level 3 at the end of the year utilizing fair value at the beginning of the year.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15,2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

When Issued Transactions:

The Funds may engage in when-issued transactions. The Funds record when-issued securities on the trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2011, the Funds held no when-issued securities.

46

NOTES TO FINANCIAL STATEMENTS

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the Adviser has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on the proportion of relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. expiring capital loss carryforward), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2011, reclassifications for permanent differences were as follows:

	Decrease Undistributed Net Investment Income	Increase Accumulated Realized Gains	Decrease Accumulated Paid-in-Capital
Tax-Free Money Market Fund	$(371)	$450	$(79)

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA).

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages the Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require the Funds to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contract RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets as follows:

47

NOTES TO FINANCIAL STATEMENTS

	Average Daily Net Assets of Fund	Annual Rate
Prime Money Market Fund	All Net Assets	0.10%
U.S. Government Money Market Fund	All Net Assets	0.10%
Tax-Free Money Market Fund	All Net Assets	0.10%

RBC Institutional Class 1 of Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund pays an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares of a Fund that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

RBC GAM (US) has contractually agreed to waive fees and/or reimburse expenses under an Expense Limitation Agreement in order to maintain the net annual fund operating expenses at 0.20% for RBC Institutional Class 1 of the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund. During the year ended September 30, 2011, there were no fees waived under this agreement.

RBC GAM (US) and BNY Mellon serve as co-administrators to the Funds. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. RBC GAM (US) does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Funds based on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The RBC Funds currently pay the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $30,000 ($32,500 effective October 1, 2011). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Security Transactions with Affiliated Funds

During the year ended September 30, 2011, the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund engaged in security purchase and sale transactions with other RBC Funds or investment advisory clients managed by RBC GAM (US). These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 (as amended) and amounted to $356,880,000 and $181,275,000 for Prime Money Market Fund, respectively, $180,080,000 and $178,585,000 for U.S. Government Money Market Fund, respectively, and $43,760,000 and $93,725,000 for Tax-Free Money Market Fund, respectively.

48

NOTES TO FINANCIAL STATEMENTS

4. Fund Distribution

The Prime Money Market, U. S. Government Money Market and Tax-Free Money Market Funds have adopted a Master Distribution 12b-1 Plan (the”Plan”) with respect to RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and the RBC Select Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class	RBC Reserve Class	RBC Select Class
12b-1 Plan Fee	0.15%	1.00%	0.90%	0.80%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Pursuant to a Shareholder Account and Distribution Services Agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets for certain shareholder account servicing support provided to the Funds. RBC Capital Markets has agreed to waive fees and/or reimburse expenses in order to maintain the net annual fund operating expenses for each class listed below for each Fund to the following amounts:

Fund	Operating Expense Limit
Prime Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.05%
RBC Reserve Class	0.90%
RBC Select Class	0.80%

U.S. Government Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.77%

Tax-Free Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.70%

49

NOTES TO FINANCIAL STATEMENTS

This Expense Limitation Agreement is in place until January 31, 2013 and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Distributor, any expenses in excess of the Expense Limitation and repay the Distributor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the Expense Limitation. At September 30, 2011, the amounts subject to possible recoupment under the expense limitation agreement are $11,317,413, $6,136,916 and $2,118,848 for the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively.

The RBC Capital Markets may voluntarily waive and/or reimburse additional fund operating expenses at any time, such as to maintain a minimum yield in a fund. Any such voluntary program may be modified or discontinued at any time without notice.

For the year ended September 30, 2011, the following distribution fees were waived:

Fund	Distribution Fees Waived
Prime Money Market Fund
RBC Institutional Class 2	$ 72,347
RBC Investor Class	30,330,458
RBC Reserve Class	38,533,690
RBC Select Class	10,991,572

U.S. Government Money Market Fund
RBC Institutional Class 2	$ 105,091
RBC Investor Class	9,844,453
RBC Reserve Class	14,252,480
RBC Select Class	8,320,457

Tax-Free Money Market Fund
RBC Institutional Class 2	$ 81,216
RBC Investor Class	1,675,291
RBC Reserve Class	4,670,949
RBC Select Class	2,148,371

For the year ended September 30, 2011, shareholder servicing fees were voluntarily waived for the RBC Institutional Class 1 in the amount of $69,920 and $952 for the U.S. Government Money Market Fund and the Tax-Free Money Market Fund, respectively.

50

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are redeemed at $1.00 per share.

Transactions for the period were as follows:

	Prime Money Market Fund		U.S. Government Money Market Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$47,958,836,084	$65,954,109,708	$8,471,837,355	$11,960,090,750
Distributions reinvested	2,779,850	5,054,514	335,353	322,113
Cost of shares redeemed	(50,033,766,650)	(66,334,967,038)	(7,553,849,882)	(12,147,004,362)

Change in RBC Institutional Class 1	$(2,072,150,716)	$(375,802,816)	$918,322,826	$(186,591,499)

RBC Institutional Class 2
Proceeds from shares issued	$1,537,763,049	$2,085,510,694	$664,679,726	$278,951,408
Distributions reinvested	370,876	558,272	15,107	13,432
Cost of shares redeemed	(1,680,872,073)	(1,275,077,250)	(646,731,961)	(168,820,280)

Change in RBC Institutional Class 2	$(142,738,148)	$810,991,716	$17,962,872	$110,144,560

RBC Investor Class
Proceeds from shares issued	$1,487,557,623	$1,846,640,460	$470,599,974	$1,071,449,784
Distributions reinvested	367,405	424,582	108,072	136,023
Cost of shares redeemed	(2,283,435,059)	(2,510,904,014)	(750,374,803)	(1,182,760,630)

Change in RBC Investor Class	$(795,510,031)	$(663,838,972)	$(279,666,757)	$(111,174,823)

RBC Reserve Class
Proceeds from shares issued	$2,563,297,367	$2,996,746,846	$1,052,547,577	$1,265,180,323
Distributions reinvested	529,679	508,693	175,364	172,829
Cost of shares redeemed	(2,696,929,651)	(2,701,974,266)	(1,056,632,356)	(1,227,885,415)

Change in RBC Reserve Class	$(133,102,605)	$295,281,273	$(3,909,415)	$37,467,737

RBC Select Class
Proceeds from shares issued	$1,836,063,957	$1,987,064,607	$1,072,107,854	$1,650,387,472
Distributions reinvested	175,333	156,504	116,854	118,135
Cost of shares redeemed	(1,813,856,530)	(1,798,370,802)	(950,019,970)	(1,744,567,886)

Change in RBC Select Class	$22,382,760	$188,850,309	$122,204,738	$(94,062,279)

Change in net assets resulting from capital transactions	$(3,121,118,740)	$255,481,510	$774,914,264	$(244,216,304)

51

NOTES TO FINANCIAL STATEMENTS

	Tax-Free Money Market Fund

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$47,748,219	$573,353,917
Distributions reinvested	45,747	289,586
Cost of shares redeemed	(81,866,423)	(553,447,767)

Change in RBC Institutional Class 1	$(34,072,457)	$20,195,736

RBC Institutional Class 2
Proceeds from shares issued	$310,679,168	$605,851,460
Distributions reinvested	68,926	265,629
Cost of shares redeemed	(378,104,024)	(324,274,695)

Change in RBC Institutional Class 2	$(67,355,930)	$281,842,394

RBC Investor Class
Proceeds from shares issued	$201,253,242	$400,685,536
Distributions reinvested	28,344	48,539
Cost of shares redeemed	(243,457,745)	(392,730,860)

Change in RBC Investor Class	$(42,176,159)	$8,003,215

RBC Reserve Class
Proceeds from shares issued	$530,161,442	$637,444,166
Distributions reinvested	91,163	104,440
Cost of shares redeemed	(622,044,607)	(457,063,262)

Change in RBC Reserve Class	$(91,792,002)	$180,485,344

RBC Select Class
Proceeds from shares issued	$522,836,516	$527,162,627
Distributions reinvested	45,994	60,095
Cost of shares redeemed	(508,824,752)	(483,457,159)

Change in RBC Select Class	$14,057,758	$43,765,563

Change in net assets resulting from capital transactions	$(221,338,790)	$534,292,252*

* Includes a reimbursement from RBC GAM (US) in the amount of $1,355 for a commission/underwriter fee that was received by RBC Capital Markets. Without this reimbursement the change in shares resulting from capital transactions would be 534,290,897 which represents 20,195,627; 281,842,136;8,003,039;180,484,788 and 43,765,307 for the RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class, respectively.

6. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

52

NOTES TO FINANCIAL STATEMENTS

As of and during the period ended September 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalities, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The tax character of distributions during the fiscal year ended September 30, 2011 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Net Short Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Prime Money Market Fund	$6,289,029	$ —	$ —	$6,289,029	$ —	$6,289,029
U.S. Government Money Market Fund	1,024,577	—	—	1,024,577	—	1,024,577
Tax-Free Money Market Fund	841	50,212	21,587	72,640	208,414	281,054

The tax character of distributions during the fiscal year ended September 30, 2010 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Net Short Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Prime Money Market Fund	$12,778,513	$ —	$ —	$12,778,513	$ —	$12,778,513
U.S. Government Money Market Fund	1,743,028	—	—	1,743,028	—	1,743,028
Tax-Free Money Market Fund	35,940	51,126	107,188	194,254	601,733	795,987

*Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital Loss Carryforwards	Deferred Post October Losses	Unrealized Depreciation	Total Accumulated Earnings/(Losses)
Prime Money Market Fund	$40,891	$ —	$—	$(41,922)	$(4,346,878)	$(2,011)	$—	$(4,349,920)
U.S. Government Money Market Fund	6,567	45,669	—	(2,848)	—	—	—	49,388
Tax-Free Money Market Fund	—	—	—	(371)	(12,260)	(6,097)	—	(18,728)

As of September 30, 2011, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Capital Loss Carryforward	Expires
Prime Money Market Fund	$4,346,878	2017

Tax-Free Money Market Fund	12,260	2019

Capital loss carryforwards utilized in the current year were $366,939 and $18,765 for the Prime Money Market Fund and U.S. Government Money Market Fund, respectively.

53

NOTES TO FINANCIAL STATEMENTS

The Regulated Investment Company Modernization Act of 2010 (The “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ fiscal year beginning after 9/30/11. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Funds’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds will be contained within this section of the Funds’ fiscal year ending September 30, 2012 financial statements.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post October capital losses, which were treated as arising on the first business day of the fiscal year ending September 30, 2012 and as such are included in current year earnings.

Deferred Post-October Losses
Prime Money Market Fund	$2,011
Tax-Free Money Market Fund	6,097

7. Subsequent Events

Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Prime Money Market Fund, U.S Government Money Market Fund and Tax-Free Money Market Fund (collectively the “Funds”), three of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Money Market Fund, U.S Government Money Market Fund and Tax- Free Money Market Fund (collectively the “Funds”), three of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 22, 2011

55

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the fiscal year ended September 30, 2011, the Tax-Free Money Market Fund declared tax-exempt distributions of $208,414.

For the year ended September 30, 2011, the Tax-Free Money Market Fund had net long term capital gain distributions of $50,212.

The Funds designate a portion of the income dividends distributed during the fiscal year ended September 30, 2011, as U.S. Government Income as follows:

Prime Money Market Fund	8.23%
U.S. Government Money Market Fund	21.03%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Funds designate a portion of the income dividends distributed during the fiscal year ended September 30, 2011, as Qualified Interest Income as defined in the Internal Revenue Code as follows:

Prime Money Market Fund	73.14%
U.S. Government Money Market Fund	100.00%
Tax-Free Money Market Fund	50.77%

The Funds designate a portion of the income dividends distributed during the fiscal year ended September 30, 2011, as Qualified Short-Term Gain as defined in the Internal Revenue Code as follows:

Tax-Free Money Market Fund	100.00%

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

56

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (January 2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (60)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia

Leslie H. Garner Jr. (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (60)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (62)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

57

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (59)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Syntroleum Corporation; Brookdale Senior Living Inc.; LabOne, Inc.; American Retirement Corp.

William B. Taylor (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: J.E. Dunn Vermont Assurance

Interested Trustees(1)(2)(3)

Erik R. Preus (46)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2006

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds Trust (2006 to present); Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009 to present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, RBC Global Asset Management (U.S.) Inc. (2003-2004)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Erik R. Preus (46)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009 to present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006)

James A. Gallo (47)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position, Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002 to present)

58

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (44)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006)

Kathleen A. Gorman (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds Trust (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Lee Thoresen (40)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006)

John M. Huber (43)

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, U.S. Fixed Income Funds since February 2004

Principal Occupation(s) During Past 5 Years: Senior Managing Director and Chief Investment Officer, Fixed Income, RBC Global Asset Management (U.S.) Inc. (2004 to present)

Gordon Telfer (45)

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, U.S. Equity Funds since October 2009; Portfolio Strategist from March 2004 to October 2009

Principal Occupation(s) During Past 5 Years: Director of Equities - U.S., RBC Global Asset Management (U.S.) Inc. (June 2009 to present); Head of Growth Equities, RBC Global Asset Management (U.S.) Inc. (2008-2009); Senior Portfolio Manager, RBC Global Asset Management (U.S.) Inc. (2004-2008); Managing Director, RBC Global Asset Management (U.S.) Inc. (2007-present); Vice President, RBC Global Asset Management (U.S.) Inc. (2004-2007)

59

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Mark Poole (50)

Address: BlueBay Asset Management Ltd., 77 Grosvenor Street, London, W1K 3JR, United Kingdom

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Global Fixed Income Funds since September 2011

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, BlueBay Asset Management Ltd. (2001 to present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with a critical skill .

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

60

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11-9/30/11	Annualized Expense Ratio During Period 4/1/11-9/30/11
Prime Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,000.50	$0.86	0.17%
RBC Institutional Class 2	1,000.00	1,000.10	1.27	0.25%
RBC Investor Class	1,000.00	1,000.10	1.32	0.26%
RBC Reserve Class	1,000.00	1,000.10	1.32	0.26%
RBC Select Class	1,000.00	1,000.10	1.32	0.26%

U.S. Government
Money Market Fund
RBC Institutional Class 1	1,000.00	1,000.10	0.81	0.16%
RBC Institutional Class 2	1,000.00	1,000.10	0.86	0.17%
RBC Investor Class	1,000.00	1,000.10	0.86	0.17%
RBC Reserve Class	1,000.00	1,000.10	0.86	0.17%
RBC Select Class	1,000.00	1,000.10	0.86	0.17%

Tax-Free Money Market Fund
RBC Institutional Class 1	1,000.00	1,000.30	0.86	0.17%
RBC Institutional Class 2	1,000.00	1,000.10	1.12	0.22%
RBC Investor Class	1,000.00	1,000.10	1.12	0.22%
RBC Reserve Class	1,000.00	1,000.10	1.12	0.22%
RBC Select Class	1,000.00	1,000.10	1.12	0.22%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/365 (to reflect one-half year period).

61

SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11-9/30/11	Annualized Expense Ratio During Period 4/1/11-9/30/11
Prime Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.48	$0.87	0.17%
RBC Institutional Class 2	1,000.00	1,024.07	1.28	0.25%
RBC Investor Class	1,000.00	1,024.02	1.33	0.26%
RBC Reserve Class	1,000.00	1,024.02	1.33	0.26%
RBC Select Class	1,000.00	1,024.02	1.33	0.26%

U.S. Government
Money Market Fund
RBC Institutional Class 1	1,000.00	1,024.53	0.82	0.16%
RBC Institutional Class 2	1,000.00	1,024.48	0.87	0.17%
RBC Investor Class	1,000.00	1,024.48	0.87	0.17%
RBC Reserve Class	1,000.00	1,024.48	0.87	0.17%
RBC Select Class	1,000.00	1,024.48	0.87	0.17%

Tax-Free Money Market Fund
RBC Institutional Class 1	1,000.00	1,024.48	0.87	0.17%
RBC Institutional Class 2	1,000.00	1,024.23	1.13	0.22%
RBC Investor Class	1,000.00	1,024.23	1.13	0.22%
RBC Reserve Class	1,000.00	1,024.23	1.13	0.22%
RBC Select Class	1,000.00	1,024.23	1.13	0.22%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/365 (to reflect one-half year period).

62

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2011, after evaluating the services provided by RBC Global Asset Management (U.S.), Inc. (the “Advisor”) and reviewing the performance, fees and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the Advisor’s personnel responsible for operating and managing the Funds, and the Funds’ performance and expenses. The review process was guided by the Board’s Valuation, Portfolio Management and Performance Committee. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, as well as a special meeting to review requested material related to the proposed renewals and a meeting held to specifically consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Funds, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the quality of the services provided to the Funds by the Advisor, including information prepared by two separate independent third-party consultants as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees reviewed the investment advisory fees payable to the Advisor, and reviewed comparative fee and expense information for similarly situated funds (for both institutional and cash sweep cash management solutions). The Trustees evaluated profitability data for the Advisor, and considered information regarding other benefits the Advisor and its affiliates derived from its relationships with the Funds, including distribution and servicing fees paid to the Adviser’s broker-dealer affiliate in connection with cash sweep services provided to holders of selected classes of shares. The Advisor had proposed to continue for an additional year the existing contractual fee waiver and expense limitation arrangements in order to limit operating expenses. Also, as in the previous year, the Advisor’s affiliated broker-dealer had voluntarily waived receipt of some distribution and service fees payable for cash sweep services for certain retail share classes in order to maintain a positive yield in the dramatically low interest rate environment.

Because of the difficulty associated with evaluating investment performance when other money market funds have differing fee and expense structures, the Trustees reviewed performance data before and after fees and expenses and observed that performance was favorable relative to peer funds. In considering the quality of the services performed for each Fund by the Advisor, the Trustees recognized the significant research and fundamental analysis capabilities at the firm, as well as the deep portfolio management expertise and experience of the Advisor’s investment staff. The Trustees also viewed favorably the manner in which the Adviser’s staff had developed a strong compliance structure and operational systems, particularly in the wake of the recent challenges within the global credit markets and changes in money fund regulation. Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Funds. The Trustees also recognized and appreciated the strategic commitment that the Advisor and its parent organization were making to cash management products and the Funds, and the financial strength of the Adviser and its parent organization.

63

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements, as well as the expense limitation arrangements for the Funds. In arriving at their decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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68

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2011.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.), Inc. serves as investment adviser for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-11

	RBC Funds
About Your Annual Report

This annual report includes detailed information about the Access Capital Community Investment Fund (the” Fund”) including financial statements, performance, and a complete list of holdings.

The Fund compares its performance against the Barclays Capital U.S. Securitized Index and the Barclays Capital U.S. Aggregate Bond Index which are widely used market indices.

We hope the financial information presented will help you evaluate your investment in the Fund. We also encourage you to read your Fund’s prospectus for further detail as to the Fund’s investment policies and risk profile. Fund prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

Table of
Contents	Letter from the CIO	1
	Portfolio Managers	4
	Performance Summary	5
	Management Discussion and Analysis	6
	Schedule of Portfolio Investments	9
	Financial Statements
	- Statement of Assets and Liabilities	30
	- Statement of Operations	32
	- Statements of Changes in Net Assets	33
	- Statement of Cash Flows	34
	Financial Highlights	36
	Notes to Financial Statements	38
	Report of Independent Registered Public Accounting Firm	50
	Other Federal Income Tax Information	51
	Management	52
	Share Class Information	56
	Supplemental Information	57
	Approval of Investment Advisory Agreement	58

LETTER FROM THE CIO

Dear Shareholder:

RBC Funds enjoyed another solid year of providing financial solutions for our shareholders. We understand the important role our funds play in helping our shareholders meet their financial goals. It was three years ago that investors experienced a market crisis the likes of which we haven’t seen since the great depression. Then, as now, RBC Funds provided the stability and strength our shareholders have come to expect and deserve.

From a financial perspective, I am pleased to report that our Funds continued to perform as expected during the past fiscal year. The Access Capital Community Investment Fund continues to have a positive impact in underserved communities by filling capital gaps. The Fund is concluding its thirteenth year of providing returns to shareholders that include both an economic and a social benefit. The Fund invests in debt securities that support community development activities serving low and moderate income individuals and neighborhoods in the United States. The Fund’s investments promote home ownership, affordable rental housing, education, community health centers and small businesses. As of September 30, 2011, Fund shareholders called for community investments in 46 states, the District of Columbia, and one U.S. territory. The Fund purchased 684 mortgages for low- and moderate-income individuals, 322 units of affordable rental housing and 52 loans for small business development during the current fiscal year.

The Fund has also demonstrated the ability to preserve capital for shareholders in a variety of markets as reflected in the highest overall Lipper Leader ranking we can achieve for principal preservation. The Access Capital Community Investment Fund was designated a Lipper Leader in the Preservation category among 4,333 U.S. Fixed Income funds for the overall period ending September 30, 2011*. The overall calculation is based on an equal-weighted average of percentile ranks for the Preservation metrics over the three-, five-, and ten-year periods.

The Fund’s use of leverage enables it to make opportunistic purchases in difficult to serve regions and to inventory loans for future allocations. Over the course of the last year, use of leverage also aided performance marginally.

So what has changed over the past year? From an economic perspective, what looked like decent U.S. growth in the first half of the year turned out to be more of a mirage. The recovery that was widely expected to take root over the second half of 2011 simply hasn’t developed. While a stronger global economy was a key argument for a sustainable recovery here in the U.S., many of those countries are now facing diminished growth expectations. And while consumer and business confidence can be fickle, especially in a deleveraging environment, spending and hiring have all disappointed.

What has also changed is the level of discourse focused on the long term fiscal health of the United States and Europe. While the debt discussions this summer in Washington were a fiasco, changes are now forthcoming, whether they occur by force or choice. That’s ultimately good for credit quality. The S&P downgrade of U.S. debt from its AAA rating was certainly a new challenge. The combination of political theatrics and the downgrade dealt a real blow to investor confidence.

1

LETTER FROM THE CIO

Many economic fundamentals, however, have not changed over the past year. Several baseline economic constraints remain firmly in place. Higher government debt burdens are associated with slower economic growth. Ongoing financial deleveraging limits consumption and reduces investment. Further, the natural reversal of fiscal stimulus continues to serve as an economic drag. Today’s economic growth is weak, but it’s positive. Corporations continued to produce solid earnings despite the economic environment. Balance sheets, cash flow and liquidity remain strong across most corporate sectors. Regulatory capital is increasing in the banking sector. Housing also appears to have bottomed, an important condition before economic growth can sustain itself.

The longer-term implications of all this should be quite limited. First, and contrary to expectations, American borrowing costs responded to the downgrade by going down, not up. And no major class of investor has abandoned or become ineligible to buy U.S. Treasuries. Second, the U.S. is quite unlike Greece. To that point, S&P downgraded the U.S. primarily due to political dysfunction, not intractable economic or fiscal problems. The U.S. economy is weak, but has good long-term prospects due to favorable productivity and demographic trends. The debt burden is rising, but manageable, for the world’s reserve currency.

Concerns over the ongoing financial crisis in Europe are certainly reasonable, but those worries are nothing new. The markets increasingly understand we need to see real burden sharing between creditors and debtors along with a move to some form of a fiscal union. A Euro break-up, one which can be avoided through strong leadership, would certainly be a disaster for the global economy, but the global central banks and the G7 leaders have already done too much, through monetary and fiscal stimulus, to allow that to occur. It’s a problem that requires a global response. Ultimately, the costs involved in fixing the European problem are lower than the costs of failure.

Risk aversion is understandably elevated at present, contributing to historically low yields. Adjusting for inflation, real yields are already negative in most of the developed world. This type of environment punishes savers and rewards borrowers. More constructively, it also encourages risk-taking behavior, which is a necessary condition for more vibrant economic growth. This brings opportunity for those willing to take advantage of it.

Throughout my career, I have seen incredible bull markets and unimaginable bear markets. Through all the ups and downs, investors who have remained focused on their financial objectives, within the appropriate broad context, have generally been successful. As always, we will remain steadfast in our goal of preservation of our shareholders’ assets while striving to provide the necessary income and social impact they expect. Thank you for your continued confidence and trust in the RBC Funds.

2

LETTER FROM THE CIO

Sincerely,

John M. Huber, CFA

Chief Investment Officer, Fixed Income RBC Funds

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk; and use of derivatives.

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future results, nor investment advice.

Lipper Leader scores are subject to change every month and are calculated for the following time periods: 3-year, 5-year, 10-year, and overall. The overall calculation is based on an equal-weighted average of percentile rank for each category metric over three-, five-, and ten-year periods. The top 20% of funds in each classification are rated 5 and are named Lipper Leaders, the next 20% are rated 4, the middle 20% are rated 3, the next 20% are rated 2, and the lowest 20% are rated 1. For the three-year period, the Access Capital Community Investment Fund received a Lipper Leader rating of 5 in the Preservation category among 4,333 Fixed Income funds. For the five-year period, the Fund received a Lipper Leader rating of 5 in the Preservation category among 3,638 funds. For the ten-year period, the Fund received a Lipper Leader rating of 5 in the Preservation category among 2,559 funds.

*Lipper ratings for preservation reflect a fund’s historical loss avoidance relative to other funds within the same asset class, as of 9/30/2011. Preservation ratings are relative, rather than absolute measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper peer group represents a universe of Funds with similar investment objectives. Past performance does not guarantee future results.

Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk; and use of derivatives.

John Huber Chief Investment Officer Fixed Income

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM (US)”) serves as the investment advisor to the Access Capital Community Investment Fund. RBC GAM (US) employs a team approach to the management of the Access Capital Community Investment Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

John M. Huber, CFA

John M. Huber, CFA

Senior Managing Director, Chief Investment Officer — Fixed Income

John Huber oversees RBC GAM (US)’s fixed income research and portfolio management efforts. He is a member of the firm’s Executive Committee. John joined RBC GAM (US) in 2001 from Galliard Capital Management where he was a founding member and principal. Before that, John was a portfolio manager at Norwest Investment Management, where he began his career in the capital markets group in 1990. He earned a BA from the University of Iowa and an MBA in Finance from the University of Minnesota Carlson School of Management. John acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. He is also a board member of the Minneapolis Downtown YMCA. John is a CFA charterholder and a member of the CFA Society of Minnesota.

Brian Svendahl, CFA

Brian Svendahl, CFA

Managing Director, Senior Portfolio Manager

Brian Svendahl is a senior portfolio manager leading RBC GAM (US)’s Risk Management Team which monitors various risks within our fixed income products. Brian also has specific research responsibilities for government and agency loans including small business administration and U.S.D.A. programs. Brian joined RBC GAM (US) in 2005 from Wells Fargo Brokerage Services, where he served as senior vice president and risk manager. Prior to that, Brian’s experiences include developing VAR analysis and off balance sheet hedging strategies for Wells Fargo’s Treasury group. Brian has worked in the investment industry since 1992. Brian received a BS in Economics from the University of Minnesota. He also received a BBA in Finance and an MBA from the University of Minnesota, Carlson School of Management. Brian is a CFA charterholder and member of the CFA Society of Minnesota.

Todd Brux, CFA

Todd Brux, CFA

Managing Director, Senior Portfolio Manager

Todd Brux co-leads the Rates Research Team in RBC GAM (US)’s fixed income group. Todd has extensive fixed income industry experience and is currently responsible for researching Agency and whole-loan residential mortgage-backed securities as well as commercial mortgage- and asset-backed securities. He also has portfolio management responsibilities for our community investing, mortgage, and opportunistic high income mandates. Before joining RBC GAM (US) in 2004, Todd held senior positions at GMAC-RFC, and was previously a senior investment analyst at Galliard Capital Management. He began his career in the investment industry in 1994. Todd earned a BA in Economics from the University of Wisconsin-Madison. He is a CFA charterholder and a member of the CFA Society of Minnesota.

4

PERFORMANCE SUMMARY
Average Annual Total Returns as of September 30, 2011
Access Capital Community Investment Fund
	1 Year	3 Year	5 Year	10 Year	Since Inception	Expense Ratio*
Class A (a)
- Including Maximum Sales Charge of 3.75%	0.10%	4.79%	4.60%	4.26%	4.70%
- At Net Asset Value	3.98%	6.15%	5.41%	4.66%	5.00%	1.03%
Class I (b)
- At Net Asset Value	4.23%	6.34%	5.57%	4.85%	5.29%	0.79%

Barclays Capital U. S. Securitized Index (c)	5.46%	7.31%	6.46%	5.52%	6.03%
Barclays Capital U. S. Aggregate Bond Index (c)	5.26%	7.97%	6.53%	5.66%	6.05%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us.

The Barclays Capital U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, investment-grade bonds and asset-backed securities.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that tracks the performance of a representative list of government, corporate, asset-backed and mortgage-backed securities.

(a) The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(b) Class I commenced operations on July 28, 2008. The performance in the table reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

(c) You cannot invest directly into the index.

*   The Fund’s expenses reflect the most recent year end (September 30, 2011).

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Investment Strategy

Invests in geographically specific debt securities located in portions of the United States designated by Fund Shareholders. The Fund invests primarily in debt instruments supporting the affordable housing and economic development serving low- and moderate- income individuals and communities. Investment securities include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, and taxable municipal securities.

Performance

For the twelve-month period ending September 30, 2011, the Fund had a total return of 4.23% (Class I). That compares to a total return of 5.46% for the Barclays Capital U.S. Securitized Index. The Fund’s performance continues to compare favorably versus its peers and benchmarks over longer time horizons, which is a more appropriate way to view value added performance for a high quality, longer maturity community investment mandate.

Factors That Made Positive Contributions

—    The Fund maintained a yield advantage vs. the Barclays Aggregate Index over the past twelve months. This was a positive contributor.

—    The convexity advantage of agency MBS collateralized by mortgages to low income borrowers contributed positively to the Fund’s relative performance.

—    The coupon dispersion of the mortgage backed securities in the Fund was also a positive contributor to relative returns.

Factors That Detracted from Relative Returns

—    Agency multi-family paper did not keep pace with Treasury securities as they rallied over the past year. The Fund’s allocation to this space was a negative contributor to relative returns.

—    Municipal housing related securities underperformed Treasuries over the past twelve months. The Fund has a small allocation in this space which contributed negatively to the Fund’s relative performance.

—    The Fund’s underweight to GNMA Mortgage Backed Securities also detracted from performance over the past twelve months as these securities out-performed conventional MBS.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Portfolio Investments in this report for a complete list of Fund holdings.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Current income and capital appreciation				Investment Objective
Barclays Capital U.S. Securitized Index Barclays Capital U.S. Aggregate Bond Index				Benchmark
				Asset Allocation (as of 9/30/11) (% of fund’s investments)
Small Business Administration,	3.20%	Fannie Mae Pool #387590,	1.86%	Top Ten Holdings (as of 9/30/11) (% of fund’s net assets)
1.45%, 3/25/36		4.90%, 9/1/15
Fannie Mae Pool #466934,	2.19%	Fannie Mae Pool #465537,	1.53%
4.10%, 1/1/21		4.20%, 7/1/20
Fannie Mae Pool #463212,	2.13%	Fannie Mae Pool #466303,	1.45%
4.68%, 8/1/19		3.54%, 11/1/20
Fannie Mae Series 2004-T7,	2.07%	Massachusetts Housing Finance	1.34%
Class A, 5.12%, 7/25/41		Agency Revenue, Series B,
Massachusetts Housing	1.89%	6.53%, 12/1/27
Investment Corp. Term Loan,		Fannie Mae Pool #AC7199,	0.92%
6.67%, 4/1/35		5.00%, 12/1/39

* A listing of all portfolio holdings can be found beginning on page 9.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Growth of $ 10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index do not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

8

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2011

Principal Amount		Value
Municipal Bonds — 2.70%
California — 0.30%
$ 320,000	California Rural Home Mortgage Finance Authority Revenue, Series C, 5.40%, 8/1/35, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 2/1/17 @ 104	$ 342,560

975,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 10/20/17 @ 102	939,149

330,000	Camarillo California Community Development, Community Tax Allocation (Housing Set-Aside), Series A-T, 5.26%, 9/1/16, (Credit Support: AMBAC)	334,646

		1,616,355

Guam — 0.02%
140,000	Guam Power Authority Revenue OID, Series A, 5.00%, 10/1/24, (Credit Support: AMBAC)	132,810

Massachusetts — 1.34%
6,790,000	Massachusetts Housing Finance Agency Revenue, Series B, 6.53%, 12/1/27, (Credit Support: NATL-RE,IBC), Callable 6/1/17 @ 100	7,307,873

Mississippi — 0.02%
100,000	Mississippi Home Corp. Multi Family Revenue OID, 5.35%, 8/20/48, (Credit Support: Ginnie Mae, Fannie Mae), Callable 9/1/18 @ 105	98,599

New York — 0.74%
665,000	New York City Housing Development Corp. Revenue, Series A, 4.15%, 7/15/15, (Credit Support: Fannie Mae)	685,948

700,000	New York State Housing Finance Agency Revenue, 4.50%, 11/15/27, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	712,096

1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	971,860

1,620,000	Suffolk County Industrial Development Agency Revenue, 5.70%, 12/1/26, (LOC: Bank of New York), Callable 12/1/11 @ 102	1,661,828

		4,031,732

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
Texas — 0.21%
$1,085,000	Texas Department of Housing & Community Affairs Revenue, 5.13%, 12/1/38, (Credit Support: Fannie Mae)(a)	$1,115,196

Utah — 0.07%
397,000	Utah Housing Corp. Multi Family Mortgage Revenue, 7.25%, 1/20/26, (Credit Support: Ginnie Mae)	405,619

Total Municipal Bonds (Cost $14,063,949)		14,708,184

Corporate Bonds — 0.22%
Diversified Financials — 0.22%
1,993,548	Pacific Beacon LLC 0.65%, 7/15/51(Credit Support: MBIA)(a)(b)(c)	1,196,109

Total Corporate Bonds (Cost $1,993,548)		1,196,109

U.S. Government Agency Backed Mortgages — 112.68%
Fannie Mae — 83.29%
25,300	Pool #253174, 7.25%, 12/1/29	28,717
31,448	Pool #253214, 7.00%, 1/1/15	33,579
110,788	Pool #257611, 5.50%, 5/1/38	121,205
51,563	Pool #257612, 5.00%, 5/1/38	56,131
385,320	Pool #257613, 5.50%, 6/1/38	419,984
180,742	Pool #257631, 6.00%, 7/1/38	200,496
445,567	Pool #257632, 5.50%, 7/1/38	485,929
290,675	Pool #257649, 5.50%, 7/1/38	317,915
88,174	Pool #257656, 6.00%, 8/1/38	97,811
357,202	Pool #257663, 5.50%, 8/1/38	390,676
630,977	Pool #257857, 6.00%, 12/1/37	694,814
187,075	Pool #257868, 6.50%, 11/1/37	207,069
69,949	Pool #257869, 5.50%, 12/1/37	76,865
379,578	Pool #257890, 5.50%, 2/1/38	414,852
1,576,155	Pool #257892, 5.50%, 2/1/38	1,718,933
585,648	Pool #257893, 6.00%, 2/1/38	645,265
54,212	Pool #257897, 5.50%, 2/1/38	59,571
227,181	Pool #257898, 6.00%, 2/1/38	251,053
98,717	Pool #257899, 5.00%, 2/1/38	107,154
122,024	Pool #257901, 5.50%, 2/1/38	133,363
54,620	Pool #257902, 6.00%, 2/1/38	60,735
289,336	Pool #257903, 5.50%, 2/1/38	315,410
201,671	Pool #257904, 6.00%, 2/1/38	222,862
87,505	Pool #257913, 5.50%, 1/1/38	95,855
113,094	Pool #257919, 6.00%, 2/1/38	124,978
213,527	Pool #257926, 5.50%, 3/1/38	233,369
299,497	Pool #257942, 5.50%, 4/1/38	327,329

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$104,092	Pool #257943, 6.00%, 4/1/38	$115,322
98,166	Pool #257973, 5.00%, 5/1/38	106,710
83,859	Pool #257995, 6.00%, 7/1/38	93,025
72,098	Pool #258022, 5.50%, 5/1/34	78,606
97,323	Pool #258027, 5.00%, 5/1/34	104,972
114,241	Pool #258030, 5.00%, 5/1/34	123,219
44,084	Pool #258031, 5.00%, 5/1/34	47,548
47,451	Pool #258051, 5.00%, 5/1/34	51,180
262,952	Pool #258070, 5.00%, 6/1/34	284,769
161,923	Pool #258090, 5.00%, 6/1/34	174,649
57,787	Pool #258093, 5.50%, 6/1/34	63,004
49,083	Pool #258121, 5.50%, 6/1/34	53,514
162,962	Pool #258152, 5.50%, 8/1/34	177,648
449,725	Pool #258157, 5.00%, 8/1/34	485,071
189,008	Pool #258163, 5.50%, 8/1/34	206,218
135,170	Pool #258166, 5.50%, 9/1/34	147,351
84,448	Pool #258171, 5.50%, 10/1/34	92,058
426,332	Pool #258173, 5.50%, 10/1/34	464,752
294,239	Pool #258180, 5.00%, 10/1/34	317,319
83,500	Pool #258185, 5.50%, 10/1/34	91,024
85,255	Pool #258186, 5.50%, 11/1/34	92,938
142,171	Pool #258187, 5.50%, 11/1/34	154,983
620,687	Pool #258188, 5.50%, 11/1/34	677,204
218,919	Pool #258198, 5.50%, 10/1/34	238,648
91,829	Pool #258199, 5.50%, 9/1/34	100,104
228,947	Pool #258203, 5.50%, 10/1/34	249,579
149,772	Pool #258210, 5.50%, 11/1/34	163,269
108,010	Pool #258221, 5.50%, 11/1/34	117,744
47,083	Pool #258222, 5.00%, 11/1/34	50,776
131,149	Pool #258224, 5.50%, 12/1/34	142,967
140,229	Pool #258225, 5.50%, 11/1/34	152,866
108,827	Pool #258236, 5.00%, 12/1/34	117,363
772,572	Pool #258238, 5.00%, 1/1/35	833,171
44,029	Pool #258245, 5.50%, 12/1/34	47,997
110,755	Pool #258249, 5.00%, 12/1/34	119,442
149,695	Pool #258251, 5.50%, 1/1/35	163,302
51,880	Pool #258252, 5.50%, 12/1/34	56,555
223,826	Pool #258254, 5.50%, 12/1/34	243,996
133,348	Pool #258258, 5.00%, 1/1/35	143,787
135,577	Pool #258301, 5.50%, 2/1/35	147,774
189,292	Pool #258302, 5.00%, 3/1/35	204,702
81,241	Pool #258303, 5.00%, 2/1/35	87,601
396,916	Pool #258305, 5.00%, 3/1/35	427,987
80,684	Pool #258312, 5.50%, 2/1/35	87,943
312,564	Pool #258324, 5.50%, 4/1/35	340,683
380,160	Pool #258333, 5.00%, 4/1/35	409,919
334,950	Pool #258336, 5.00%, 4/1/35	361,171
251,717	Pool #258339, 5.00%, 4/1/35	271,422

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 73,752	Pool #258340, 5.00%, 3/1/35	$ 79,525
98,477	Pool #258342, 5.00%, 4/1/35	106,186
227,128	Pool #258346, 5.00%, 3/1/35	244,908
614,790	Pool #258347, 5.00%, 4/1/35	662,916
122,395	Pool #258388, 5.50%, 6/1/35	133,367
67,204	Pool #258392, 5.00%, 6/1/35	72,454
403,034	Pool #258393, 5.00%, 5/1/35	434,584
265,800	Pool #258394, 5.00%, 5/1/35	286,607
388,939	Pool #258395, 5.50%, 6/1/35	423,806
75,083	Pool #258402, 5.00%, 6/1/35	81,148
72,364	Pool #258403, 5.00%, 6/1/35	78,018
97,414	Pool #258404, 5.00%, 6/1/35	105,025
83,979	Pool #258406, 5.50%, 5/1/35	91,534
41,153	Pool #258408, 5.00%, 5/1/34	44,555
93,916	Pool #258409, 5.00%, 5/1/35	101,678
56,306	Pool #258410, 5.00%, 4/1/35	60,714
116,670	Pool #258411, 5.50%, 5/1/35	127,165
154,339	Pool #258422, 5.00%, 6/1/35	166,396
89,160	Pool #258439, 5.50%, 6/1/35	97,237
389,265	Pool #258448, 5.00%, 8/1/35	419,676
394,651	Pool #258450, 5.50%, 8/1/35	430,031
54,546	Pool #258451, 5.50%, 7/1/35	59,488
157,835	Pool #258454, 5.50%, 7/1/35	171,985
108,231	Pool #258456, 5.00%, 8/1/35	116,687
549,608	Pool #258460, 5.00%, 8/1/35	592,546
159,724	Pool #258470, 5.00%, 7/1/35	172,203
93,690	Pool #258479, 5.50%, 7/1/35	102,089
261,190	Pool #258552, 5.00%, 11/1/35	282,738
121,149	Pool #258562, 5.50%, 11/1/35	131,972
111,258	Pool #258569, 5.00%, 10/1/35	119,950
775,087	Pool #258571, 5.50%, 11/1/35	845,299
157,722	Pool #258595, 5.50%, 12/1/35	171,812
98,884	Pool #258599, 5.50%, 1/1/36	107,811
258,214	Pool #258600, 6.00%, 1/1/36	284,742
640,835	Pool #258627, 5.50%, 2/1/36	698,085
307,237	Pool #258634, 5.50%, 2/1/36	334,684
527,054	Pool #258644, 5.50%, 2/1/36	574,797
94,865	Pool #258650, 5.50%, 1/1/36	103,340
461,122	Pool #258658, 5.50%, 3/1/36	502,317
191,284	Pool #258721, 5.50%, 4/1/36	208,372
144,805	Pool #258736, 5.00%, 3/1/36	156,095
131,780	Pool #258737, 5.50%, 12/1/35	143,429
87,654	Pool #258763, 6.00%, 5/1/36	96,441
218,076	Pool #258779, 6.00%, 5/1/36	239,934
52,393	Pool #259004, 8.00%, 2/1/30	60,450
36,276	Pool #259011, 8.00%, 3/1/30	41,854
61,732	Pool #259030, 8.00%, 4/1/30	71,066
105,752	Pool #259181, 6.50%, 3/1/31	117,632

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$108,153	Pool #259187, 6.50%, 4/1/31	$119,844
88,752	Pool #259190, 6.50%, 4/1/31	98,696
139,923	Pool #259201, 6.50%, 4/1/31	155,592
38,508	Pool #259284, 6.50%, 8/1/31	42,829
43,577	Pool #259306, 6.50%, 9/1/31	48,418
84,893	Pool #259309, 6.50%, 10/1/31	94,417
213,788	Pool #259316, 6.50%, 11/1/31	237,750
170,081	Pool #259327, 6.00%, 11/1/31	187,995
116,141	Pool #259369, 6.00%, 1/1/32	128,149
77,681	Pool #259372, 6.00%, 1/1/32	85,894
70,765	Pool #259376, 6.00%, 1/1/32	78,068
38,817	Pool #259378, 6.00%, 12/1/31	42,897
86,143	Pool #259391, 6.00%, 1/1/32	95,259
95,063	Pool #259392, 6.50%, 1/1/32	105,740
109,340	Pool #259393, 6.00%, 1/1/32	120,898
51,835	Pool #259398, 6.50%, 2/1/32	57,660
81,025	Pool #259440, 6.50%, 4/1/32	89,915
95,889	Pool #259560, 6.00%, 9/1/32	106,247
128,369	Pool #259590, 5.50%, 11/1/32	140,018
41,593	Pool #259599, 6.00%, 10/1/32	45,567
99,214	Pool #259607, 5.50%, 11/1/32	108,217
64,078	Pool #259610, 5.50%, 11/1/32	69,893
274,451	Pool #259611, 5.50%, 11/1/32	299,355
76,537	Pool #259612, 5.50%, 11/1/32	83,482
217,111	Pool #259614, 6.00%, 11/1/32	240,424
97,865	Pool #259634, 5.50%, 12/1/32	106,731
73,083	Pool #259655, 5.50%, 2/1/33	79,703
169,823	Pool #259659, 5.50%, 2/1/33	185,206
164,444	Pool #259667, 5.50%, 2/1/33	179,341
40,539	Pool #259671, 5.50%, 2/1/33	44,211
169,832	Pool #259686, 5.50%, 3/1/33	185,217
49,305	Pool #259722, 5.00%, 5/1/33	53,187
148,785	Pool #259723, 5.00%, 5/1/33	160,502
60,624	Pool #259724, 5.00%, 5/1/33	65,399
277,333	Pool #259725, 5.00%, 5/1/33	299,172
76,248	Pool #259726, 5.00%, 5/1/33	82,252
130,578	Pool #259729, 5.00%, 6/1/33	140,861
165,104	Pool #259731, 5.00%, 6/1/33	178,105
137,643	Pool #259733, 5.50%, 6/1/33	150,112
77,596	Pool #259734, 5.50%, 5/1/33	84,625
128,717	Pool #259748, 5.00%, 6/1/33	138,854
196,728	Pool #259753, 5.00%, 7/1/33	212,220
78,494	Pool #259757, 5.00%, 6/1/33	84,676
437,158	Pool #259761, 5.00%, 6/1/33	473,497
275,642	Pool #259764, 5.00%, 7/1/33	297,348
124,685	Pool #259765, 5.00%, 7/1/33	134,504
86,321	Pool #259776, 5.00%, 6/1/33	93,119
149,463	Pool #259777, 5.00%, 7/1/33	161,233

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 166,925	Pool #259779, 5.00%, 7/1/33	$ 180,071
101,036	Pool #259781, 5.00%, 7/1/33	108,992
61,720	Pool #259789, 5.00%, 7/1/33	66,581
113,455	Pool #259807, 5.00%, 8/1/33	122,390
653,146	Pool #259816, 5.00%, 8/1/33	704,581
34,260	Pool #259819, 5.00%, 8/1/33	36,958
89,092	Pool #259820, 5.00%, 8/1/33	96,109
246,733	Pool #259821, 5.00%, 7/1/33	266,665
448,388	Pool #259830, 5.00%, 8/1/33	484,610
298,109	Pool #259848, 5.00%, 9/1/33	321,585
132,869	Pool #259862, 5.50%, 9/1/33	144,905
87,809	Pool #259867, 5.50%, 10/1/33	95,846
273,461	Pool #259869, 5.50%, 10/1/33	298,232
98,156	Pool #259872, 5.50%, 11/1/33	107,032
40,248	Pool #259873, 5.50%, 10/1/33	43,888
141,447	Pool #259875, 5.50%, 10/1/33	154,260
85,416	Pool #259876, 5.50%, 10/1/33	93,140
153,719	Pool #259879, 5.50%, 10/1/33	167,644
126,922	Pool #259884, 5.50%, 11/1/33	138,399
39,995	Pool #259904, 5.50%, 11/1/33	43,612
307,595	Pool #259906, 5.50%, 11/1/33	335,459
119,728	Pool #259908, 5.50%, 11/1/33	130,555
106,321	Pool #259926, 5.50%, 12/1/33	115,935
61,876	Pool #259928, 5.50%, 12/1/33	67,529
228,933	Pool #259930, 5.00%, 11/1/33	246,961
93,543	Pool #259936, 5.50%, 11/1/33	102,003
221,534	Pool #259938, 5.50%, 12/1/33	241,568
16,513	Pool #259939, 5.50%, 11/1/33	18,006
105,297	Pool #259946, 5.50%, 12/1/33	114,819
186,993	Pool #259961, 5.50%, 3/1/34	203,903
214,766	Pool #259976, 5.00%, 3/1/34	232,585
140,532	Pool #259977, 5.00%, 3/1/34	151,577
46,917	Pool #259998, 5.00%, 3/1/34	50,604
716,439	Pool #380307, 6.53%, 6/1/16	751,858
600,855	Pool #381985, 7.97%, 9/1/17	666,312
549,013	Pool #382373, 7.58%, 5/1/18	648,046
595,185	Pool #383765, 6.70%, 6/1/19	692,414
2,329,177	Pool #386602, 4.66%, 10/1/13	2,471,701
4,535,418	Pool #386608, 5.37%, 11/1/21	4,976,910
2,638,384	Pool #386641, 5.80%, 12/1/33	3,027,299
696,388	Pool #386674, 5.51%, 11/1/21	761,865
3,556,603	Pool #387374, 5.60%, 5/1/23	4,107,331
870,976	Pool #387446, 5.22%, 6/1/20	997,905
906,634	Pool #387472, 4.89%, 6/1/15	998,965
9,169,020	Pool #387590, 4.90%, 9/1/15	10,153,363
634,742	Pool #462834, 4.70%, 2/1/17	685,467
10,243,635	Pool #463212, 4.68%, 8/1/19	11,613,630
7,611,046	Pool #465537, 4.20%, 7/1/20	8,359,572

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 749,741	Pool #465946, 3.61%, 9/1/20	$ 793,668
7,512,255	Pool #466303, 3.54%, 11/1/20	7,914,897
10,936,665	Pool #466934, 4.10%, 1/1/21	11,948,015
3,463,648	Pool #467882, 4.24%, 6/1/21	3,814,778
2,490,666	Pool #468104, 3.93%, 5/1/18	2,696,911
252,792	Pool #557295, 7.00%, 12/1/29	285,823
34,432	Pool #575886, 7.50%, 1/1/31	39,553
94,499	Pool #576445, 6.00%, 1/1/31	104,174
28,714	Pool #576520, 5.50%, 3/1/16	31,134
53,090	Pool #577906, 6.50%, 4/1/31	58,899
198,515	Pool #579402, 6.50%, 4/1/31	220,833
205,471	Pool #583728, 6.50%, 6/1/31	228,336
223,971	Pool #585148, 6.50%, 7/1/31	248,857
70,684	Pool #590931, 6.50%, 7/1/31	78,598
80,188	Pool #590932, 6.50%, 7/1/31	89,161
59,491	Pool #591063, 6.50%, 7/1/31	66,170
286,361	Pool #601865, 6.50%, 4/1/31	319,749
155,712	Pool #601868, 6.00%, 7/1/29	171,509
264,014	Pool #607611, 6.50%, 11/1/31	293,530
128,871	Pool #613125, 6.50%, 10/1/31	143,301
429,107	Pool #634271, 6.50%, 5/1/32	477,937
192,499	Pool #640146, 5.00%, 12/1/17	206,808
152,999	Pool #644232, 6.50%, 6/1/32	170,471
32,360	Pool #644432, 6.50%, 7/1/32	36,021
52,097	Pool #644437, 6.50%, 6/1/32	58,045
103,462	Pool #647461, 6.00%, 6/1/32	114,433
118,354	Pool #657250, 6.00%, 10/1/32	131,106
4,283,309	Pool #663159, 5.00%, 7/1/32	4,621,958
194,227	Pool #670278, 5.50%, 11/1/32	211,852
58,400	Pool #676702, 5.50%, 11/1/32	63,699
63,581	Pool #677591, 5.50%, 12/1/32	69,341
297,464	Pool #681819, 5.50%, 1/1/33	324,410
889,520	Pool #681883, 6.00%, 3/1/33	985,297
252,975	Pool #683087, 5.00%, 1/1/18	271,780
324,511	Pool #684570, 5.00%, 12/1/32	350,117
156,450	Pool #684644, 4.50%, 6/1/18	166,552
427,403	Pool #686542, 5.50%, 3/1/33	466,120
377,561	Pool #686565, 5.50%, 4/1/33	411,763
188,719	Pool #689034, 5.00%, 5/1/33	203,581
172,113	Pool #689667, 5.50%, 4/1/33	187,704
732,942	Pool #695961, 5.50%, 1/1/33	799,450
157,476	Pool #695962, 6.00%, 11/1/32	174,401
479,841	Pool #696407, 5.50%, 4/1/33	523,308
1,383,296	Pool #702478, 5.50%, 6/1/33	1,508,603
523,115	Pool #702479, 5.00%, 6/1/33	564,310
389,531	Pool #703210, 5.50%, 9/1/32	423,232
216,679	Pool #705576, 5.50%, 5/1/33	236,308
1,156,189	Pool #720025, 5.00%, 8/1/33	1,247,239

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 899,843	Pool #723066, 5.00%, 4/1/33	$ 970,847
414,161	Pool #723067, 5.50%, 5/1/33	451,678
477,441	Pool #723068, 4.50%, 5/1/33	510,209
515,543	Pool #723070, 4.50%, 5/1/33	550,604
388,037	Pool #723328, 5.00%, 9/1/33	418,594
744,097	Pool #727311, 4.50%, 9/1/33	794,469
2,356,186	Pool #727312, 5.00%, 9/1/33	2,541,735
432,898	Pool #727315, 6.00%, 10/1/33	480,077
1,222,388	Pool #738589, 5.00%, 9/1/33	1,318,651
424,767	Pool #738683, 5.00%, 9/1/33	458,217
666,968	Pool #739269, 5.00%, 9/1/33	719,491
286,048	Pool #743595, 5.50%, 10/1/33	311,960
296,140	Pool #748041, 4.50%, 10/1/33	316,187
832,781	Pool #749891, 5.00%, 9/1/33	902,005
572,354	Pool #749897, 4.50%, 9/1/33	611,100
286,261	Pool #750984, 5.00%, 12/1/18	307,540
342,846	Pool #751008, 5.00%, 12/1/18	369,870
483,474	Pool #753533, 5.00%, 11/1/33	521,547
197,097	Pool #755679, 6.00%, 1/1/34	218,578
220,042	Pool #755745, 5.00%, 1/1/34	237,370
192,411	Pool #755746, 5.50%, 12/1/33	209,811
284,290	Pool #763551, 5.50%, 3/1/34	309,998
1,101,170	Pool #763820, 5.50%, 1/1/34	1,200,749
415,127	Pool #763824, 5.00%, 3/1/34	447,819
423,892	Pool #765216, 5.00%, 1/1/19	457,598
281,602	Pool #765217, 4.50%, 1/1/19	300,609
328,461	Pool #765306, 5.00%, 2/1/19	354,329
152,016	Pool #773084, 4.50%, 3/1/19	161,832
159,860	Pool #773091, 4.00%, 3/1/19	169,907
204,736	Pool #773096, 4.50%, 3/1/19	218,892
623,061	Pool #773175, 5.00%, 5/1/34	672,029
447,477	Pool #773476, 5.50%, 7/1/19	486,317
278,833	Pool #773547, 5.00%, 5/1/34	300,748
659,098	Pool #773553, 5.00%, 4/1/34	710,899
944,025	Pool #773568, 5.50%, 5/1/34	1,029,245
250,032	Pool #773575, 6.00%, 7/1/34	276,891
353,310	Pool #776849, 5.00%, 11/1/34	381,022
569,501	Pool #776850, 5.50%, 11/1/34	620,823
295,112	Pool #776851, 6.00%, 10/1/34	326,260
648,998	Pool #777444, 5.50%, 5/1/34	707,585
2,652,804	Pool #777621, 5.00%, 2/1/34	2,861,712
456,015	Pool #781437, 6.00%, 8/1/34	505,002
402,353	Pool #781741, 6.00%, 9/1/34	444,820
478,512	Pool #781907, 5.00%, 2/1/21	517,073
511,953	Pool #781954, 5.00%, 6/1/34	552,189
560,478	Pool #781959, 5.50%, 6/1/34	611,075
448,017	Pool #781960, 5.50%, 6/1/34	488,461
525,241	Pool #783893, 5.50%, 12/1/34	572,575

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 633,931	Pool #783929, 5.50%, 10/1/34	$ 691,059
195,805	Pool #788329, 6.50%, 8/1/34	217,221
175,717	Pool #790282, 6.00%, 7/1/34	194,593
382,689	Pool #797623, 5.00%, 7/1/35	412,586
168,363	Pool #797626, 5.50%, 7/1/35	183,456
145,635	Pool #797627, 5.00%, 7/1/35	157,013
137,097	Pool #797674, 5.50%, 9/1/35	149,387
698,599	Pool #798725, 5.50%, 11/1/34	761,554
448,017	Pool #799547, 5.50%, 9/1/34	488,391
126,446	Pool #799548, 6.00%, 9/1/34	139,792
2,819,960	Pool #806754, 4.50%, 9/1/34	3,009,096
729,229	Pool #806757, 6.00%, 9/1/34	806,197
3,699,142	Pool #806761, 5.50%, 9/1/34	4,033,076
366,417	Pool #808185, 5.50%, 3/1/35	399,380
875,043	Pool #808205, 5.00%, 1/1/35	943,543
95,876	Pool #813942, 5.00%, 11/1/20	103,633
884,741	Pool #815009, 5.00%, 4/1/35	954,000
1,029,001	Pool #817641, 5.00%, 11/1/35	1,109,392
339,981	Pool #820334, 5.00%, 9/1/35	366,542
630,129	Pool #820335, 5.00%, 9/1/35	679,358
683,007	Pool #820336, 5.00%, 9/1/35	736,367
591,360	Pool #822008, 5.00%, 5/1/35	637,653
1,703,672	Pool #829005, 5.00%, 8/1/35	1,836,772
216,535	Pool #829006, 5.50%, 9/1/35	235,947
317,483	Pool #829007, 4.50%, 8/1/35	338,281
97,240	Pool #829117, 5.50%, 9/1/35	106,049
86,512	Pool #829118, 5.50%, 9/1/35	94,267
565,808	Pool #829274, 5.00%, 8/1/35	610,012
1,264,070	Pool #829275, 5.00%, 8/1/35	1,362,825
783,488	Pool #829276, 5.00%, 8/1/35	844,698
756,970	Pool #829277, 5.00%, 8/1/35	816,109
207,421	Pool #829356, 5.00%, 9/1/35	224,533
1,530,137	Pool #829649, 5.50%, 3/1/35	1,668,028
650,609	Pool #835287, 5.00%, 8/1/35	701,438
91,338	Pool #843586, 5.50%, 11/1/35	99,498
263,880	Pool #843587, 6.00%, 12/1/35	290,743
1,919,346	Pool #844361, 5.50%, 11/1/35	2,091,412
795,478	Pool #845245, 5.50%, 11/1/35	866,792
868,722	Pool #866969, 6.00%, 2/1/36	957,156
351,506	Pool #867569, 6.00%, 2/1/36	387,288
352,527	Pool #867574, 5.50%, 2/1/36	384,020
347,254	Pool #868788, 6.00%, 3/1/36	382,603
409,912	Pool #868849, 6.00%, 4/1/36	451,000
318,462	Pool #870599, 6.00%, 6/1/36	350,383
175,873	Pool #870684, 6.00%, 7/1/36	193,502
742,564	Pool #871072, 5.50%, 2/1/37	807,509
751,620	Pool #873819, 6.39%, 8/1/24	881,984
747,236	Pool #874253, 5.29%, 8/1/17	847,600

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$3,197,869	Pool #874900, 5.45%, 10/1/17	$3,680,744
442,250	Pool #881425, 6.00%, 7/1/36	486,579
580,277	Pool #882044, 6.00%, 5/1/36	638,441
527,282	Pool #883589, 6.00%, 4/1/36	580,958
290,845	Pool #884693, 5.50%, 4/1/36	316,828
2,634,274	Pool #885724, 5.50%, 6/1/36	2,867,140
522,302	Pool #899800, 6.00%, 8/1/37	573,186
163,582	Pool #901412, 6.00%, 8/1/36	179,979
260,149	Pool #905438, 6.00%, 11/1/36	285,819
670,054	Pool #907646, 6.00%, 1/1/37	736,169
297,200	Pool #908671, 6.00%, 1/1/37	328,105
1,107,267	Pool #908672, 5.50%, 1/1/37	1,204,110
843,199	Pool #911730, 5.50%, 12/1/21	917,967
454,303	Pool #919368, 5.50%, 4/1/37	495,172
987,417	Pool #922582, 6.00%, 12/1/36	1,085,773
1,848,898	Pool #934941, 5.00%, 8/1/39	1,997,098
1,117,224	Pool #934942, 5.00%, 9/1/39	1,201,191
1,073,155	Pool #941204, 5.50%, 6/1/37	1,169,697
439,445	Pool #941205, 5.00%, 5/1/37	473,296
346,081	Pool #941206, 5.50%, 5/1/37	375,917
263,060	Pool #941487, 6.00%, 8/1/37	290,414
675,793	Pool #943394, 5.50%, 6/1/37	737,855
1,323,033	Pool #944502, 6.00%, 6/1/37	1,452,752
286,434	Pool #945853, 6.00%, 7/1/37	315,592
720,624	Pool #948600, 6.00%, 8/1/37	790,828
709,882	Pool #948672, 5.50%, 8/1/37	771,303
1,175,000	Pool #952598, 6.00%, 7/1/37	1,297,181
596,552	Pool #952623, 6.00%, 8/1/37	655,043
1,674,025	Pool #952632, 6.00%, 7/1/37	1,838,158
433,975	Pool #952649, 6.00%, 7/1/37	476,524
1,010,009	Pool #952659, 6.00%, 8/1/37	1,109,037
371,587	Pool #952665, 6.00%, 8/1/37	409,297
684,883	Pool #952678, 6.50%, 8/1/37	755,619
289,969	Pool #952693, 6.50%, 8/1/37	319,329
629,020	Pool #956050, 6.00%, 12/1/37	690,300
2,589,882	Pool #957324, 5.43%, 5/1/18	2,984,823
388,466	Pool #958502, 5.07%, 5/1/19	443,097
545,482	Pool #959093, 5.50%, 11/1/37	594,554
667,549	Pool #960919, 5.00%, 2/1/38	718,971
299,197	Pool #965239, 5.84%, 9/1/38	330,431
785,946	Pool #975137, 5.00%, 5/1/38	845,261
794,190	Pool #975769, 5.50%, 3/1/38	862,037
566,287	Pool #982656, 5.50%, 6/1/38	615,107
652,921	Pool #982898, 5.00%, 5/1/38	705,257
164,344	Pool #983033, 5.00%, 5/1/38	177,004
456,568	Pool #984842, 5.50%, 6/1/38	497,926
278,768	Pool #986230, 5.00%, 7/1/38	303,029
305,266	Pool #986233, 5.00%, 6/1/38	328,782

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 542,590	Pool #986239, 6.00%, 7/1/38	$ 597,824
936,807	Pool #986957, 5.50%, 7/1/38	1,016,692
746,026	Pool #986958, 5.50%, 7/1/38	813,605
155,427	Pool #986985, 5.00%, 7/1/23	168,001
758,047	Pool #990510, 5.50%, 8/1/38	822,688
756,615	Pool #990511, 6.00%, 8/1/38	830,090
603,906	Pool #990617, 5.50%, 9/1/38	655,403
134,681	Pool #AA0525, 5.50%, 12/1/38	146,797
1,036,626	Pool #AA0526, 5.00%, 12/1/38	1,120,365
2,403,179	Pool #AA0527, 5.50%, 12/1/38	2,619,371
977,898	Pool #AA0643, 4.00%, 3/1/39	1,027,213
1,167,358	Pool #AA0644, 4.50%, 3/1/39	1,239,816
1,174,864	Pool #AA0645, 4.50%, 3/1/39	1,254,764
661,557	Pool #AA0814, 5.50%, 12/1/38	721,072
1,007,299	Pool #AA2243, 4.50%, 5/1/39	1,071,081
1,910,734	Pool #AA3142, 4.50%, 3/1/39	2,038,888
1,050,740	Pool #AA3143, 4.00%, 3/1/39	1,102,743
1,167,278	Pool #AA3206, 4.00%, 4/1/39	1,226,873
1,148,683	Pool #AA3207, 4.50%, 3/1/39	1,221,418
724,608	Pool #AA4468, 4.00%, 4/1/39	761,603
1,033,208	Pool #AA7042, 4.50%, 6/1/39	1,098,631
960,963	Pool #AA7658, 4.00%, 6/1/39	1,011,827
1,422,132	Pool #AA7659, 4.50%, 6/1/39	1,514,848
748,406	Pool #AA7741, 4.50%, 6/1/24	802,344
917,621	Pool #AA8455, 4.50%, 6/1/39	977,446
1,983,552	Pool #AC1463, 5.00%, 8/1/39	2,132,628
824,391	Pool #AC1464, 5.00%, 8/1/39	887,894
2,184,218	Pool #AC2109, 4.50%, 7/1/39	2,319,110
618,902	Pool #AC4394, 5.00%, 9/1/39	665,417
1,238,688	Pool #AC4395, 5.00%, 9/1/39	1,347,266
1,017,238	Pool #AC5328, 5.00%, 10/1/39	1,105,452
1,492,307	Pool #AC5329, 5.00%, 10/1/39	1,611,925
1,570,797	Pool #AC6304, 5.00%, 11/1/39	1,696,707
799,878	Pool #AC6305, 5.00%, 11/1/39	864,744
1,859,589	Pool #AC6307, 5.00%, 12/1/39	2,008,646
1,155,321	Pool #AC6790, 5.00%, 12/1/39	1,255,509
4,653,616	Pool #AC7199, 5.00%, 12/1/39	5,026,632
2,963,785	Pool #AD1470, 5.00%, 2/1/40	3,205,055
2,866,303	Pool #AD1471, 4.50%, 2/1/40	3,060,338
2,431,500	Pool #AD1560, 5.00%, 3/1/40	2,626,399
3,687,167	Pool #AD1585, 4.50%, 2/1/40	3,936,771
1,475,673	Pool #AD1586, 5.00%, 1/1/40	1,595,802
1,021,989	Pool #AD1638, 4.50%, 2/1/40	1,084,785
1,167,775	Pool #AD1640, 4.50%, 3/1/40	1,245,368
3,107,706	Pool #AD1942, 4.50%, 1/1/40	3,318,083
1,148,910	Pool #AD1943, 5.00%, 1/1/40	1,242,438
4,626,849	Pool #AD1988, 4.50%, 2/1/40	4,940,065
1,185,979	Pool #AD2896, 5.00%, 3/1/40	1,289,567

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$3,210,485	Pool #AD4456, 4.50%, 4/1/40	$3,423,807
1,115,381	Pool #AD4457, 4.50%, 4/1/40	1,186,007
2,778,077	Pool #AD4458, 4.50%, 4/1/40	2,948,777
1,166,993	Pool #AD4940, 4.50%, 6/1/40	1,247,087
1,111,571	Pool #AD4946, 4.50%, 6/1/40	1,179,872
1,165,252	Pool #AD5728, 5.00%, 4/1/40	1,267,030
1,559,914	Pool #AD7239, 4.50%, 7/1/40	1,666,975
1,424,224	Pool #AD7242, 4.50%, 7/1/40	1,518,857
1,325,457	Pool #AD7256, 4.50%, 7/1/40	1,416,427
2,946,991	Pool #AD7271, 4.50%, 7/1/40	3,142,805
1,442,320	Pool #AD7272, 4.50%, 7/1/40	1,541,310
1,529,701	Pool #AD8960, 5.00%, 6/1/40	1,654,706
2,599,403	Pool #AD9613, 4.50%, 8/1/40	2,772,121
2,553,114	Pool #AD9614, 4.50%, 8/1/40	2,709,991
1,387,638	Pool #AE2011, 4.00%, 9/1/40	1,458,484
3,443,066	Pool #AE2012, 4.00%, 9/1/40	3,612,395
1,811,436	Pool #AE2023, 4.00%, 9/1/40	1,900,522
2,175,923	Pool #AE5432, 4.00%, 10/1/40	2,282,934
1,199,687	Pool #AE5435, 4.50%, 9/1/40	1,273,402
1,065,281	Pool #AE5806, 4.50%, 9/1/40	1,138,394
1,772,799	Pool #AE5861, 4.00%, 10/1/40	1,859,985
2,272,839	Pool #AE5862, 4.00%, 10/1/40	2,393,140
2,734,567	Pool #AE5863, 4.00%, 10/1/40	2,879,306
1,267,580	Pool #AE6850, 4.00%, 10/1/40	1,329,919
1,700,530	Pool #AE6851, 4.00%, 10/1/40	1,784,162
1,368,318	Pool #AE7699, 4.00%, 11/1/40	1,435,611
1,194,932	Pool #AE7703, 4.00%, 10/1/40	1,253,699
2,141,548	Pool #AE7707, 4.00%, 11/1/40	2,246,869
1,119,898	Pool #AH0300, 4.00%, 11/1/40	1,174,974
1,372,045	Pool #AH0301, 3.50%, 11/1/40	1,411,063
861,978	Pool #AH0302, 4.00%, 11/1/40	904,370
1,372,575	Pool #AH0306, 4.00%, 12/1/40	1,445,225
2,115,037	Pool #AH0508, 4.00%, 11/1/40	2,219,054
1,947,906	Pool #AH0537, 4.00%, 12/1/40	2,047,356
1,283,189	Pool #AH0914, 4.50%, 11/1/40	1,362,035
1,641,145	Pool #AH0917, 4.00%, 12/1/40	1,721,856
1,420,079	Pool #AH1077, 4.00%, 1/1/41	1,497,462
1,875,877	Pool #AH2973, 4.00%, 12/1/40	1,968,132
2,408,624	Pool #AH2980, 4.00%, 1/1/41	2,527,080
1,668,617	Pool #AH5656, 4.00%, 1/1/41	1,753,808
1,244,091	Pool #AH5657, 4.00%, 2/1/41	1,305,275
2,591,973	Pool #AH5658, 4.00%, 2/1/41	2,719,446
1,103,407	Pool #AH5662, 4.00%, 2/1/41	1,157,672
2,299,709	Pool #AH5882, 4.00%, 2/1/26	2,425,564
1,619,536	Pool #AH6764, 4.00%, 3/1/41	1,699,184
3,701,788	Pool #AH6768, 4.00%, 3/1/41	3,883,841
1,630,357	Pool #AH7277, 4.00%, 3/1/41	1,716,651
2,322,613	Pool #AH7281, 4.00%, 3/1/41	2,445,548

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 1,123,753	Pool #AH7526, 4.50%, 3/1/41(d)	$ 1,198,421
3,135,736	Pool #AH7537, 4.00%, 3/1/41	3,301,710
1,046,755	Pool #AH7576, 4.00%, 3/1/41	1,098,234
2,175,854	Pool #AH8878, 4.50%, 4/1/41	2,310,230
1,273,266	Pool #AH8885, 4.50%, 4/1/41	1,351,502
2,034,945	Pool #AH9050, 3.50%, 2/1/26	2,126,915
1,296,994	Pool #AI0114, 4.00%, 3/1/41	1,365,644
2,777,910	Pool #AI1846, 4.50%, 5/1/41	2,949,468
1,272,961	Pool #AI1847, 4.50%, 5/1/41	1,351,576
2,771,800	Pool #AI1848, 4.50%, 5/1/41	2,942,980
1,673,333	Pool #AI1849, 4.50%, 5/1/41	1,779,812
1,017,818	Pool #AJ0651, 4.00%, 8/1/41	1,067,874
478,823	Pool #MC0007, 5.50%, 12/1/38	521,899
126,895	Pool #MC0013, 5.50%, 12/1/38	139,738
129,115	Pool #MC0014, 5.50%, 12/1/38	141,780
68,865	Pool #MC0015, 6.00%, 11/1/38	76,693
83,311	Pool #MC0016, 5.50%, 11/1/38	91,483
553,690	Pool #MC0038, 4.50%, 3/1/39	591,172
139,220	Pool #MC0046, 4.00%, 4/1/39	146,327
295,195	Pool #MC0047, 4.50%, 4/1/39	313,887
57,930	Pool #MC0059, 4.00%, 4/1/39	61,141
402,159	Pool #MC0081, 4.00%, 5/1/39	422,691
516,520	Pool #MC0082, 4.50%, 5/1/39	551,808
509,678	Pool #MC0111, 4.00%, 6/1/39	537,929
315,515	Pool #MC0112, 4.50%, 6/1/39	336,874
372,503	Pool #MC0127, 4.50%, 7/1/39	396,090
77,990	Pool #MC0135, 4.50%, 6/1/39	83,270
1,393,241	Pool #MC0137, 4.50%, 7/1/39	1,481,462
1,888,777	Pool #MC0154, 4.50%, 8/1/39	2,008,375
104,955	Pool #MC0155, 5.00%, 8/1/39	114,516
652,680	Pool #MC0160, 4.50%, 8/1/39	694,008
1,633,241	Pool #MC0171, 4.50%, 9/1/39	1,743,803
615,310	Pool #MC0177, 4.50%, 9/1/39	656,580
663,061	Pool #MC0270, 4.50%, 3/1/40	705,047
976,436	Pool #MC0325, 4.50%, 7/1/40	1,042,536
291,307	Pool #MC0422, 4.00%, 2/1/41	306,180
198,063	Pool #MC0426, 4.50%, 1/1/41	210,233
74,973	Pool #MC3344, 5.00%, 12/1/38	80,748
9,904,833	Series 2004-T7, Class A, 5.12%, 7/25/41	11,304,780

		454,371,830

Federal Agricultural Mortgage Corp. — 0.16%
814,535	Series #S0282, 5.63%, 6/10/36(b)	863,407

Freddie Mac — 17.07%
146,873	Pool #A10124, 5.00%, 6/1/33	158,089
262,351	Pool #A10548, 5.00%, 6/1/33	282,386
1,077,295	Pool #A12237, 5.00%, 8/1/33	1,159,565

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 437,545	Pool #A12969, 4.50%, 8/1/33	$ 466,943
209,042	Pool #A12985, 5.00%, 8/1/33	225,006
405,001	Pool #A12986, 5.00%, 8/1/33	435,930
350,858	Pool #A14028, 4.50%, 9/1/33	374,431
1,022,801	Pool #A14325, 5.00%, 9/1/33	1,100,909
172,219	Pool #A15268, 6.00%, 10/1/33	190,558
786,391	Pool #A15579, 5.50%, 11/1/33	855,354
470,534	Pool #A17393, 5.50%, 12/1/33	511,798
558,423	Pool #A17397, 5.50%, 1/1/34	607,394
481,928	Pool #A18617, 5.50%, 1/1/34	524,190
523,910	Pool #A19019, 5.50%, 2/1/34	569,855
179,822	Pool #A19362, 5.50%, 2/1/34	195,592
471,310	Pool #A20069, 5.00%, 3/1/34	507,008
1,056,828	Pool #A20070, 5.50%, 3/1/34	1,149,506
1,052,775	Pool #A20540, 5.50%, 4/1/34	1,144,769
232,254	Pool #A20541, 5.50%, 4/1/34	252,549
244,867	Pool #A21679, 5.50%, 4/1/34	266,264
534,514	Pool #A21681, 5.00%, 4/1/34	574,999
501,142	Pool #A23192, 5.00%, 5/1/34	539,100
1,874,608	Pool #A25310, 5.00%, 6/1/34	2,016,595
413,147	Pool #A25311, 5.00%, 6/1/34	444,439
568,661	Pool #A25600, 5.50%, 8/1/34	618,352
86,389	Pool #A26270, 6.00%, 8/1/34	95,426
51,267	Pool #A26386, 6.00%, 9/1/34	56,679
365,783	Pool #A26395, 6.00%, 9/1/34	404,047
322,287	Pool #A26396, 5.50%, 9/1/34	350,349
1,405,138	Pool #A28241, 5.50%, 10/1/34	1,527,484
509,944	Pool #A30055, 5.00%, 11/1/34	548,489
591,721	Pool #A30591, 6.00%, 12/1/34	653,621
514,625	Pool #A31135, 5.50%, 12/1/34	559,433
346,078	Pool #A32976, 5.50%, 8/1/35	376,049
863,188	Pool #A33167, 5.00%, 1/1/35	928,298
1,266,104	Pool #A34999, 5.50%, 4/1/35	1,375,948
595,463	Pool #A35628, 5.50%, 6/1/35	647,124
973,573	Pool #A37185, 5.00%, 9/1/35	1,046,858
1,265,769	Pool #A38830, 5.00%, 5/1/35	1,361,246
238,028	Pool #A39561, 5.50%, 11/1/35	258,641
1,348,841	Pool #A40538, 5.00%, 12/1/35	1,450,162
536,726	Pool #A42095, 5.50%, 1/1/36	583,123
1,319,155	Pool #A42097, 5.00%, 1/1/36	1,418,247
286,658	Pool #A42098, 5.50%, 1/1/36	311,438
116,297	Pool #A42099, 6.00%, 1/1/36	128,064
539,466	Pool #A42802, 5.00%, 2/1/36	579,990
1,228,160	Pool #A42803, 5.50%, 2/1/36	1,334,329
279,879	Pool #A42804, 6.00%, 2/1/36	308,194
725,311	Pool #A42805, 6.00%, 2/1/36	798,693
96,802	Pool #A44637, 5.50%, 4/1/36	105,171
476,931	Pool #A44638, 6.00%, 4/1/36	525,184

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 621,770	Pool #A44639, 5.50%, 3/1/36	$ 675,519
877,577	Pool #A45396, 5.00%, 6/1/35	943,773
500,364	Pool #A46321, 5.50%, 7/1/35	543,696
879,799	Pool #A46735, 5.00%, 8/1/35	946,024
771,082	Pool #A46746, 5.50%, 8/1/35	837,859
434,544	Pool #A46747, 5.50%, 8/1/35	472,176
481,369	Pool #A46748, 5.50%, 8/1/35	523,056
106,360	Pool #A46996, 5.50%, 9/1/35	115,570
629,418	Pool #A46997, 5.50%, 9/1/35	683,926
798,673	Pool #A47552, 5.00%, 11/1/35	858,667
487,548	Pool #A47553, 5.00%, 11/1/35	524,247
446,683	Pool #A47554, 5.50%, 11/1/35	485,366
666,118	Pool #A48788, 5.50%, 5/1/36	723,285
936,553	Pool #A48789, 6.00%, 5/1/36	1,029,843
581,090	Pool #A49013, 6.00%, 5/1/36	638,972
418,953	Pool #A49526, 6.00%, 5/1/36	460,685
318,648	Pool #A49843, 6.00%, 6/1/36	350,388
763,230	Pool #A49844, 6.00%, 6/1/36	839,255
37,887	Pool #A49845, 6.50%, 6/1/36	42,035
565,591	Pool #A50128, 6.00%, 6/1/36	622,459
917,364	Pool #A59530, 5.50%, 4/1/37	994,086
453,033	Pool #A59964, 5.50%, 4/1/37	493,611
799,615	Pool #A61754, 5.50%, 5/1/37	866,489
245,225	Pool #A61779, 5.50%, 5/1/37	266,423
691,180	Pool #A61915, 5.50%, 6/1/37	748,985
1,768,137	Pool #A61916, 6.00%, 6/1/37	1,939,840
1,436,871	Pool #A63456, 5.50%, 6/1/37	1,561,082
889,705	Pool #A64012, 5.50%, 7/1/37	963,280
520,947	Pool #A64015, 6.00%, 7/1/37	571,048
358,311	Pool #A64016, 6.50%, 7/1/37	396,815
415,968	Pool #A64447, 6.00%, 8/1/37	457,272
587,299	Pool #A64450, 6.00%, 8/1/37	645,984
95,897	Pool #A65713, 6.00%, 9/1/37	105,988
415,310	Pool #A65837, 6.00%, 9/1/37	455,251
760,899	Pool #A66043, 5.50%, 7/1/37	824,535
1,502,640	Pool #A66061, 5.50%, 8/1/37	1,628,310
1,071,075	Pool #A66116, 6.00%, 9/1/37	1,174,082
644,308	Pool #A66122, 6.00%, 8/1/37	708,688
554,845	Pool #A66133, 6.00%, 6/1/37	608,725
1,723,790	Pool #A66156, 6.50%, 9/1/37	1,905,529
934,446	Pool #A67630, 6.00%, 11/1/37	1,027,234
840,487	Pool #A68766, 6.00%, 10/1/37	924,995
375,844	Pool #A70292, 5.50%, 7/1/37	408,334
231,772	Pool #A73816, 6.00%, 3/1/38	255,728
790,833	Pool #A75113, 5.00%, 3/1/38	849,003
798,302	Pool #A76187, 5.00%, 4/1/38	856,023
682,505	Pool #A78354, 5.50%, 11/1/37	740,225
657,926	Pool #A79561, 5.50%, 7/1/38	711,922

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 1,088,857	Pool #A91887, 5.00%, 4/1/40	$ 1,172,010
1,288,050	Pool #A92388, 4.50%, 5/1/40	1,368,151
1,028,501	Pool #A93962, 4.50%, 9/1/40	1,095,996
1,109,432	Pool #A95573, 4.00%, 12/1/40	1,164,427
1,002,271	Pool #A96339, 4.00%, 12/1/40	1,051,954
1,599,629	Pool #A97099, 4.00%, 1/1/41	1,682,422
1,251,444	Pool #A97715, 4.00%, 3/1/41	1,311,132
1,108,198	Pool #A97716, 4.50%, 3/1/41	1,177,114
87,782	Pool #B31082, 6.00%, 3/1/31	97,802
111,470	Pool #B31128, 6.00%, 9/1/31	124,261
188,400	Pool #B31140, 6.50%, 10/1/31	212,379
75,882	Pool #B31150, 6.50%, 11/1/31	85,616
191,002	Pool #B31188, 6.00%, 1/1/32	212,636
28,029	Pool #B31206, 6.00%, 3/1/32	31,239
110,805	Pool #B31292, 6.00%, 9/1/32	123,545
80,661	Pool #B31493, 5.00%, 2/1/34	87,163
496,107	Pool #B31516, 5.00%, 4/1/34	536,090
81,130	Pool #B31517, 5.00%, 4/1/34	87,668
243,600	Pool #B31532, 5.00%, 5/1/34	263,232
231,514	Pool #B31545, 5.00%, 5/1/34	250,410
99,455	Pool #B31546, 5.50%, 5/1/34	108,773
299,369	Pool #B31547, 5.50%, 5/1/34	327,421
230,330	Pool #B31550, 5.00%, 6/1/34	248,889
194,968	Pool #B31551, 5.50%, 6/1/34	213,234
256,877	Pool #B31587, 5.00%, 11/1/34	277,583
238,043	Pool #B31588, 5.50%, 11/1/34	260,339
310,256	Pool #B31642, 5.50%, 5/1/35	339,298
124,204	Pool #B50443, 5.00%, 11/1/18	135,632
178,607	Pool #B50450, 4.50%, 1/1/19	193,403
91,328	Pool #B50451, 5.00%, 1/1/19	99,468
48,761	Pool #B50458, 4.50%, 3/1/19	52,301
14,443	Pool #B50470, 4.50%, 4/1/19	15,644
170,371	Pool #B50496, 5.50%, 9/1/19	188,047
255,901	Pool #B50499, 5.00%, 11/1/19	279,682
53,183	Pool #B50500, 5.50%, 10/1/19	58,833
166,509	Pool #B50501, 4.50%, 11/1/19	180,189
174,606	Pool #B50504, 5.50%, 11/1/19	192,938
337,984	Pool #B50506, 5.00%, 11/1/19	371,728
90,713	Pool #C35457, 7.50%, 1/1/30	103,812
51,355	Pool #C37233, 7.50%, 2/1/30	59,082
87,376	Pool #C48137, 7.00%, 1/1/31	98,998
36,952	Pool #C48138, 7.00%, 2/1/31	41,867
376,844	Pool #C51686, 6.50%, 5/1/31	419,750
188,850	Pool #C53210, 6.50%, 6/1/31	210,391
63,888	Pool #C53914, 6.50%, 6/1/31	71,198
149,755	Pool #C60020, 6.50%, 11/1/31	166,855
65,145	Pool #C60804, 6.00%, 11/1/31	71,985
28,440	Pool #C62574, 6.50%, 12/1/31	31,606

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 66,570	Pool #C65616, 6.50%, 3/1/32	$ 74,206
60,685	Pool #C68324, 6.50%, 6/1/32	67,669
520,401	Pool #C73273, 6.00%, 11/1/32	575,241
292,776	Pool #C73525, 6.00%, 11/1/32	324,050
489,667	Pool #C74672, 5.50%, 11/1/32	532,914
686,098	Pool #C77844, 5.50%, 3/1/33	746,587
162,818	Pool #C77845, 5.50%, 3/1/33	177,172
415,462	Pool #C78252, 5.50%, 3/1/33	452,091
138,978	Pool #C78380, 5.50%, 3/1/33	151,231
148,928	Pool #C79178, 5.50%, 4/1/33	162,058
471,121	Pool #J00980, 5.00%, 1/1/21	507,964
174,275	Pool #J05466, 5.50%, 6/1/22	188,557
661,266	Pool #N31468, 6.00%, 11/1/37	714,942
1,338,483	Pool #Q00462, 4.00%, 3/1/41	1,407,342
1,683,022	Pool #Q00465, 4.50%, 4/1/41	1,792,747

		93,139,120

Ginnie Mae — 12.16%
1,380,000	(TBA), 4.00%, 10/1/41(b)	1,481,128
518,036	Pool #409117, 5.50%, 6/20/38	574,554
743,884	Pool #487643, 5.00%, 2/15/39	817,314
1,334,398	Pool #514702, 8.25%, 12/15/32	1,428,983
470,388	Pool #588448, 6.25%, 9/15/32	484,761
1,309,885	Pool #616936, 5.50%, 1/15/36	1,454,074
568,725	Pool #617904, 5.75%, 9/15/23	579,543
3,220,898	Pool #618363, 4.00%, 9/20/41	3,449,884
560,974	Pool #624106, 5.13%, 3/15/34	572,650
451,641	Pool #664269, 5.85%, 6/15/38	480,776
1,200,237	Pool #675509, 5.50%, 6/15/38	1,330,857
852,171	Pool #685140, 5.90%, 4/15/38	903,935
873,416	Pool #697672, 5.50%, 12/15/38	968,468
744,433	Pool #697814, 5.00%, 2/15/39	819,313
757,972	Pool #697885, 4.50%, 3/15/39	824,591
1,307,404	Pool #698112, 4.50%, 5/15/39	1,427,215
2,536,973	Pool #698113, 4.50%, 5/15/39	2,763,517
796,512	Pool #699294, 5.63%, 9/20/38	885,489
4,244,249	Pool #713519, 6.00%, 7/15/39	4,759,196
979,552	Pool #714561, 4.50%, 6/15/39	1,067,023
1,240,435	Pool #716822, 4.50%, 4/15/39	1,354,109
1,190,131	Pool #716823, 4.50%, 4/15/39	1,296,406
1,118,243	Pool #717132, 4.50%, 5/15/39	1,219,321
1,341,230	Pool #717133, 4.50%, 5/15/39	1,459,111
1,362,985	Pool #720080, 4.50%, 6/15/39	1,491,298
1,128,731	Pool #720521, 5.00%, 8/15/39	1,242,265
2,846,940	Pool #726550, 5.00%, 9/15/39	3,133,302
1,759,204	Pool #729018, 4.50%, 2/15/40	1,924,817
1,019,375	Pool #729019, 5.00%, 2/15/40	1,126,370

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$1,015,060	Pool #729346, 4.50%, 7/15/41	$ 1,107,764
1,468,609	Pool #737574, 4.00%, 11/15/40	1,573,018
1,069,272	Pool #747241, 5.00%, 9/20/40	1,174,947
1,368,765	Pool #748654, 3.50%, 9/15/40	1,431,589
1,016,566	Pool #748846, 4.50%, 9/20/40	1,109,764
1,116,318	Pool #757016, 3.50%, 11/15/40	1,167,555
1,083,842	Pool #757017, 4.00%, 12/15/40	1,160,897
1,493,025	Pool #759196, 3.50%, 1/15/41	1,561,553
1,006,169	Pool #762877, 4.00%, 4/15/41	1,081,475
1,136,654	Pool #763564, 4.50%, 5/15/41	1,240,463
1,655,390	Pool #770391, 4.50%, 6/15/41	1,806,574
1,790,650	Pool #770481, 4.00%, 8/15/41	1,917,955
1,073,689	Pool #770482, 4.50%, 8/15/41	1,170,069
2,525,544	Pool #770517, 4.00%, 8/15/41	2,705,095
1,163,143	Pool #770529, 4.00%, 8/15/41	1,245,835
2,252,208	Pool #770537, 4.00%, 8/15/41	2,412,326
1,049,806	Pool #770738, 4.50%, 6/20/41	1,141,459

		66,328,608

Total U.S. Government Agency Backed Mortgages		614,702,965

(Cost $574,334,696)
U.S. Government Agency Obligations — 11.47%
Community Reinvestment Revenue Notes — 0.79%
4,410,415	3.98%, 8/1/35(c)	4,322,691

Fannie Mae — 0.37%
2,000,000	0.13%, 10/12/11(e)(f)	1,999,980

Small Business Administration — 8.96%
308,753	0.53%, 4/30/35(b)	308,784
172,006	0.53%, 10/14/20(b)	172,109
5,011,745	0.53%, 3/25/21(a)	4,973,123
250,675	0.55%, 4/25/28(a)	248,435
622,782	0.55%, 3/25/29(a)	617,108
1,236,569	0.55%, 9/25/30(a)	1,224,978
415,311	0.60%, 11/25/29(a)	412,317
263,997	0.60%, 3/25/28(a)	262,156
241,125	0.63%, 6/25/18(a)	240,150
1,090,338	0.63%, 3/19/32(b)	1,092,955
109,754	0.65%, 3/25/14(a)	109,518
434,243	0.66%, 6/8/32(b)	435,545
934,526	0.66%, 10/26/26(b)	939,292
197,439	0.66%, 3/8/26(b)	198,407
258,478	0.70%, 3/30/20(b)	259,873
83,633	0.70%, 2/13/20(b)	84,077
201,199	0.70%, 2/17/20(b)	202,205
262,316	0.70%, 8/6/19(b)	263,339
597,798	0.75%, 11/29/32(b)	600,249

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 168,954	0.80%, 8/8/32(b)	$ 169,833
1,287,816	0.80%, 3/27/33(b)	1,293,740
313,724	0.80%, 9/14/29(b)	315,763
245,384	0.80%, 2/21/33(b)	246,537
757,572	0.88%, 1/26/32(b)	763,026
587,644	0.88%, 11/17/19(b)	591,992
36,097	0.88%, 6/4/14(b)	36,144
180,073	0.88%, 12/1/19(b)	181,405
1,337,402	0.88%, 8/1/32(b)	1,346,229
1,436,448	0.89%, 4/21/34(b)	1,445,210
1,051,489	0.90%, 3/14/18(b)	1,057,378
165,130	0.91%, 4/16/20(b)	166,451
97,977	1.13%, 7/30/17(a)(b)	98,682
1,036,089	1.14%, 11/4/34(b)	1,049,662
18,541,537	1.26%, 7/18/30*(b)	424,899
16,973,448	1.45%, 3/25/36(a)	17,456,784
647,137	2.00%, 6/20/14(b)	651,731
512,256	3.13%, 10/25/15(a)	529,804
849,617	3.38%, 10/25/15(a)	868,505
295,863	3.38%, 5/25/16(a)	303,300
437,574	3.58%, 12/25/15(a)	448,357
85,189	5.70%, 7/30/17(b)	86,745
372,902	5.85%, 11/27/27(b)	394,408
180,422	5.85%, 9/27/13(b)	183,633
106,532	5.86%, 11/15/22(b)	111,315
180,833	6.00%, 3/9/22(b)	188,064
528,269	6.03%, 10/31/32(b)	559,928
1,317,638	6.13%, 3/31/31(b)	1,399,773
165,455	6.25%, 8/30/27(b)	175,380
814,497	6.28%, 7/16/17(b)	831,440
117,111	6.30%, 4/15/18(b)	119,180
568,917	6.35%, 8/13/26(b)	600,978
980,068	6.45%, 2/19/32(b)	1,041,795
85,844	6.53%, 1/2/27(b)	90,782
56,999	6.69%, 5/28/24(b)	59,785
45,564	7.08%, 9/1/13(b)	46,551
110,521	7.08%, 1/19/14(b)	112,754
91,560	7.33%, 7/1/16(b)	93,694
195,341	7.33%, 6/29/16(b)	199,829
142,466	7.33%, 2/23/16(b)	145,751
29,244	7.38%, 4/1/15(b)	29,906
43,658	7.38%, 1/1/15(b)	44,627
62,059	7.58%, 8/1/16(b)	63,647
195,864	7.83%, 9/28/16(b)	201,682
601	8.08%, 2/15/14(b)	621
659	9.58%, 2/15/12(b)	665

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 1,754	9.58%, 2/15/12(b)	$ 1,770
2,988	9.83%, 12/15/11(b)	2,997

		48,877,752

United States Department of Agriculture — 1.35%
314,215	1.13%, 5/31/14(b)	319,124
179,606	5.09%, 3/1/20(b)	184,085
321,165	5.38%, 10/26/22(b)	337,067
181,863	5.59%, 1/20/38(b)	190,103
625,357	5.64%, 1/20/38(b)	654,831
69,151	5.64%, 1/20/38(b)	72,410
104,279	5.66%, 1/20/38(b)	109,280
276,200	5.70%, 1/20/38(b)	289,840
218,300	5.73%, 4/20/37(b)	229,205
450,989	5.73%, 2/1/30(b)	475,050
751,582	5.75%, 1/20/33(b)	794,433
89,960	5.83%, 11/1/20(b)	92,693
37,759	6.01%, 7/20/36(b)	39,823
218,958	6.01%, 1/20/38(b)	231,153
127,874	6.01%, 11/8/32(b)	135,511
402,689	6.05%, 1/1/37(b)	423,454
175,085	6.05%, 1/5/26(b)	184,354
507,066	6.07%, 4/20/37(b)	535,553
141,655	6.08%, 7/1/32(b)	150,110
93,840	6.09%, 5/17/22(b)	97,586
198,154	6.10%, 8/25/37(b)	209,706
45,661	6.10%, 1/1/13(b)	46,413
217,356	6.12%, 4/20/37(b)	230,073
90,969	6.13%, 7/20/22(b)	94,666
94,514	6.18%, 1/20/38(b)	100,052
222,803	6.22%, 1/20/37(b)	235,940
382,155	6.23%, 3/14/32(b)	405,677
62,446	6.28%, 3/1/14(b)	63,530
231,632	6.38%, 2/16/37(b)	246,199
197,468	6.64%, 4/20/37(b)	210,961

		7,388,882

Total U.S. Government Agency Obligations		62,589,305

(Cost $62,812,273)
Promissory Notes — 1.89%
9,375,000	Massachusetts Housing Investment Corp. Term Loan, 6.67%, 4/1/35(b)(c)	10,306,592

Total Promissory Notes		10,306,592

(Cost $9,375,000)

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2011

Shares		Value
Investment Company — 1.14%
6,228,259	JPMorgan Prime Money Market Fund	$6,228,259

Total Investment Company		6,228,259

(Cost $6,228,259)

Total Investments		$709,731,414
(Cost $668,807,725)(g) — 130.10%

Liabilities in excess of other assets — (30.10)%		(164,200,433)

NET ASSETS — 100.00%		$545,530,981

*	Interest Only security represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(a)	Floating rate note. Rate shown is as of report date.
(b)	Fair valued security under procedures established by the Fund’s Board of Trustees.
(c)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933).

The total investment in restricted and illiquid securities representing $15,825,392 or 2.90% of net assets are as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2011 Carrying Value Per Unit
$1,993,548	Pacific Beacon LLC	12/18/2006	$1,993,548	$0.60
	Community Reinvestment
$4,410,415	Revenue Note	3/24/2008	$4,354,402	$0.98
	Massachusetts Housing
$9,375,000	Investment Corp.	3/29/2005	$9,375,000	$1.10

(d)	This security is partially pledged as collateral for reverse repurchase agreements.
(e)	This security is pledged as collateral for financial futures contracts.
(f)	The rate represents the annualized yield at time of purchase.
(g)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.

IBC - Insured by International Bancshares Corp.

LOC - Letter of Credit

MBIA – Insured by MBIA

NATL-RE - Insured by National Public Guarantee Corp.

OID - Original Issue Discount

See notes to financial statements.

29

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments in securities, at value (cost $668,807,725)	$709,731,414
Segregated cash collateral for reverse repurchase agreements	670,291
Interest and dividends receivable	3,225,856
Receivable for Fund shares sold	22,677
Deposits at broker for futures contracts	1,764,970
Prepaid expenses and other assets	22,516

Total Assets	715,437,724

Liabilities:
Distributions payable	1,383,256
Payable for capital shares redeemed	14,141
Payable for investments purchased	1,477,788
Reverse repurchase agreements (including interest of $32,803)	166,609,940
Accrued expenses and other payables:
Investment advisory fees	312,478
Accounting fees	4,574
Distribution fees	12,338
Trustee fees	760
Audit fees	45,365
Transfer Agent fees	11,234
Other	34,869

Total Liabilities	169,906,743

Net Assets	$545,530,981

Net Assets Consist Of:
Capital	$547,859,373
Distributions in excess of net investment income	(1,324,828)
Accumulated net realized losses from investment transactions, futures contracts and sale commitments	(38,948,608)
Net unrealized appreciation on investments, futures contracts, and sale commitments	37,945,044

Net Assets	$545,530,981

30

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

Net Assets:
Class A	$8,211,709
Class I	537,319,272

Total	$545,530,981

Shares Outstanding (1,000,000,000 shares authorized, 100,000,000 shares registered at $.0000001 par value):
Class A	842,183
Class I	55,146,061

Total	55,988,244

Net Asset Values and Redemption Price Per Share:
Class A(a)	$9.75
Class I	$9.74
Maximum Offering Price Per Share:
Class A	$10.13
Maximum Sales Charge - Class A	3.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See notes to financial statements.

31

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2011

Investment Income:
Interest income	$29,797,549
Dividend income	5,695

Total Investment Income	29,803,244

Expenses:
Management fees	3,456,084
Interest expense	363,696
Distribution fees - Class A	24,814
Accounting services	52,501
Audit fees	49,985
Legal fees	57,455
Custodian fees	51,721
Insurance fees	6,187
Trustees’ fees and expenses	13,092
Transfer agent fees	61,967
Printing and shareholder reports	23,178
Registration fees	52,422
Other fees and expenses	127,053

Total expenses	4,340,155

Net Investment Income	25,463,089

Realized/Unrealized Gains (Losses) from Investment Transactions and Futures Contracts:
Net realized losses from investment transactions	(530,809)
Net realized losses from sale commitments	(146,250)
Net realized losses from futures contracts	(7,135,745)
Net change in unrealized appreciation/depreciation on investments	7,560,028
Net change in unrealized appreciation/depreciation on sale commitments	(1,871)
Net change in unrealized appreciation/depreciation on futures contracts	(2,584,504)

Net realized/unrealized losses from investments, sales commitments and futures contracts	(2,839,151)

Change in net assets resulting from operations	$22,623,938

See notes to financial statements.

32

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010

From Investment Activities:
Operations:
Net investment income	$25,463,089	$27,532,428
Net realized losses from investments, sale commitment sand futures contracts	(7,812,804)	(3,730,927)
Net change in unrealized appreciation/depreciation on investments, sale commitments and futures contracts	4,973,653	5,353,525

Change in net assets resulting from operations	22,623,938	29,155,026

Distributions to Class A Shareholders:
From net investment income	(447,645)	(506,316)

Distributions to Class I Shareholders:
From net investment income	(25,633,188)	(27,631,062)

Change in net assets resulting from shareholder distributions	(26,080,833)	(28,137,378)

Capital Transactions:
Proceeds from shares issued	26,082,537	66,848,481
Distributions reinvested	10,549,800	10,529,652
Cost of shares redeemed	(35,983,586)	(99,866,348)

Change in net assets resulting from capital transactions	648,751	(22,488,215)

Net decrease in net assets	(2,808,144)	(21,470,567)

Net Assets:
Beginning of year	548,339,125	569,809,692

End of year	$545,530,981	$548,339,125

Distributions in excess of net investment income	$(1,324,828)	$(1,325,553)

Share Transactions:
Issued	2,688,679	6,806,808
Reinvested	1,086,063	1,071,977
Redeemed	(3,717,395)	(10,176,964)

Change in shares resulting from capital transactions	57,347	(2,298,179)

See notes to financial statements.

33

FINANCIAL STATEMENTS

Statement of Cash Flows

For the Year Ended September 30, 2011

Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$22,623,938
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest and dividend receivable	128,703
Decrease in variation margin receivable/payable	40,625
Increase in deposits at broker for futures contracts	(1,050,156)
Decrease in prepaid expenses and other assets	5,947
Decrease in segregated cash collateral for reverse repurchase agreements	7,199,709
Decrease in interest due on reverse repurchase agreements	(23,192)
Decrease in receivables for open maturities	184,117
Proceeds from TBA sale commitments	50,793,313
Increase in payable to investment adviser	35,400
Decrease in accrued expenses and other liabilities	(81,684)
Proceeds from sales and paydowns of long-term securities	120,700,734
Closing of TBA sales commitments	(50,856,563)
Purchases/proceeds from sales of short-term securities	20,489,326
Purchases of long-term securities	(171,765,653)
Amortization of premium and discount - net	358,275
Net realized losses from investment transactions	530,809
Net realized losses from sales commitments	146,250
Net change in unrealized (appreciation)/depreciation on investment securities and sale commitments	(7,558,157)

Net Cash used in Operating Activities	(8,098,259)

Cash Provided by Financing Activities:
Proceeds from issuance of shares	41,074,331
Cash payments on shares redeemed	(35,973,795)
Cash receipts/payments from reverse repurchase agreements	18,471,432
Distributions paid to shareholders	(15,473,709)

Net Cash Used in Financing Activities	8,098,259

Cash:
Net change in cash	—
Cash at beginning of year	—

Cash at end of year	$—

Cash Flow Information:
Cash paid for interest	386,888

Noncash Financing Activities:
Capital shares issued in reinvestment of distributions paid to shareholders	10,549,800

See notes to financial statements.

34

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35

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Period
Class A
Year Ended September 30, 2011	$9.81	0.43	(0.05)	0.38	(0.44)	$9.75
Year Ended September 30, 2010	9.80	0.46	0.02	0.48	(0.47)	9.81
Period Ended September 30, 2009(b)	9.47	0.31	0.34	0.65	(0.32)	9.80
Class I(c)
Year Ended September 30, 2011	$9.80	0.45	(0.05)	0.40	(0.46)	$9.74
Year Ended September 30, 2010	9.79	0.49	0.02	0.51	(0.50)	9.80
Year Ended September 30, 2009	9.41	0.50	0.38	0.88	(0.50)	9.79
Period Ended September 30, 2008(d)	9.48	0.16	(0.07)	0.09	(0.16)	9.41
Year Ended May 31, 2008	9.46	0.46	0.02	0.48	(0.46)	9.48
Year Ended May 31, 2007	9.29	0.44	0.17	0.61	(0.44)	9.46

(a) Based on average shares outstanding.	commencement of Class A Shares on January 29, 2009.
(b) For the period January 29, 2009 (commencement of operations) to September 30, 2009.	(d) Effective September 30, 2008, the Fund’s fiscal year end changed from May 31 to September 30.
(c) The existing share class was renamed Class I Shares with the

See notes to financial statements.

36

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios to Average Net Assets(a)				Ratios to Average Net Assets Plus Average Borrowings(a)(b)				Supplemental Data
	Total Return(c)	Total Expenses Net of Reimbursement and Excluding Interest Expense	Total Expenses Excluding Interest Expense	Net Expenses	Net Investment Income	Total Expenses Net of Reimbursement and Excluding Interest Expense and Investment Structuring Fees	Total Expenses Excluding Interest Expense	Net Expenses	Net Investment Income	Net Assets, End of Period (000’s)	Portfolio Turnover Rate
Class A
Year Ended September 30, 2011(d)	3.98%	0.96%	0.96%	1.03%	4.40%	0.77%	0.77%	0.82%	3.51%	$8,212	17%
Year Ended September 30, 2010(d)	5.02%	0.97%	0.97%	1.04%	4.67%	0.78%	0.78%	0.84%	3.76%	12,141	9%
Period Ended September 30, 2009(d)	7.11%	1.00%	1.25%	1.11%	4.77%	0.81%	1.02%	0.90%	3.89%	8,662	10%
Class I
Year Ended September 30, 2011(d)	4.23%	0.72%	0.72%	0.79%	4.66%	0.57%	0.57%	0.62%	3.69%	$537,319	17%
Year Ended September 30, 2010(d)	5.28%	0.72%	0.72%	0.79%	4.94%	0.58%	0.58%	0.64%	3.98%	536,198	9%
Year Ended September 30, 2009(d)	9.59%	0.74%	0.74%	1.06%	5.16%	0.59%	0.59%	0.85%	4.12%	561,148	10%
Period Ended September 30, 2008	1.02%	0.86%	0.86%	1.61%	5.17%	0.67%	0.67%	1.25%	4.00%	543,404	1%
Year Ended May 31, 2008	5.19%	0.93%(e)	0.93%	1.99%	4.83%	0.75%(e)	0.75%	1.60%	3.88%	513,723	19%
Year Ended May 31, 2007	6.65%	0.79%	0.83%	1.48%	4.55%	0.70%	0.74%	1.31%	4.03%	474,720	23%

(a) Annualized for those periods that are less than one year.

(e)       To the extent that the Fund’s operating expenses (exclusive of management fees, distribution fees and interest expense) were less than 0.25% of the Fund’s monthly average net assets, the Fund repaid the Fund’s investment adviser and sub-adviser for operating expenses previously borne or reimbursed.

(b) These ratios are calculated based upon the average net assets plus average borrowings.
(c) Total investment returns exclude the effect of sales charge.

(d)       Total expenses of the Fund for the period ended September 30, 2009 is 1.36% and 1.09% for the Class A and Class I shares, respectively. Total expenses for all other periods would be the same as shown in the financial highlights as net expenses because there were no fee waivers during these periods.

See notes to financial statements.

37

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

1. Organization

RBC Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This annual report includes the Access Capital Community Investment Fund (the “Fund”). At its inception in 1998, the Access Capital Strategies Community Investment Fund, Inc., the Fund’s predecessor, elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), but withdrew its election on May 30, 2006, and registered as a continuously offered, closed-end interval management company under the 1940 Act. The predecessor fund was reorganized into a series of the Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008.

The Fund offers two share classes: Class A and Class I shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) acts as the investment advisor for the Trust. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).

The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in debt securities specifically designed to support underlying economic activities such as affordable housing, education, small business lending, and job-creating activities in areas of the United States designated by Fund investors.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Fund. The policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

Bonds and other fixed income securities, including TBA commitments, are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Swaptions are fair valued using methodologies approved by the Trust’s Board. These valuation techniques take into account mutiple factors, including fundamental security analytical data, information from broker-dealers, market spreads and interest rates. Short-term debt obligations, with less than 60 days to maturity at time of purchase, are valued at amortized cost unless Fund Management determines that amortized cost no longer approximates market value. In such cases where a security price is unavailable, or where Fund Management determines that the value provided by the pricing services or amortized cost does not approximate fair value, the Board has approved pricing and valuation procedures to determine a security’s fair value. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; and trading in similar securities. Investments in open-end investment companies are valued at net asset value. Exchange traded financial futures are valued at the settlement price as established by the exchange on which they are traded.

38

NOTES TO FINANCIAL STATEMENTS

Financial Instruments:

Reverse Repurchase Agreements

To obtain short-term financing, the Fund entered into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited. For the year ended September 30, 2011, the average amount borrowed was approximately $142,992,660 and the daily weighted average interest rate was 0.25%.

Details of open reverse repurchase agreements at September 30, 2011 were as follows:

	Rate	Trade Date	Maturity Date	Net Closing Amount	Par
Goldman Sachs	0.26%	8/15/11	10/04/11	$(33,577,057)	$(33,564,936)
Goldman Sachs	0.25%	8/25/11	10/17/11	(20,533,555)	(20,526,000)
Goldman Sachs	0.26%	9/01/11	10/25/11	(31,600,521)	(31,588,201)
Goldman Sachs	0.29%	9/15/11	11/02/11	(38,620,928)	(38,606,000)
Goldman Sachs	0.30%	9/26/11	11/15/11	(42,309,622)	(42,292,000)

Details of underlying collateral pledged for open reverse repurchase agreements in addition to the segregated cash collateral shown on the Statement of Assets and Liabilities at September 30, 2011 were as follows:

	Description	Rate	Maturity Date	Par	Value
Goldman Sachs 8/15/11 to 10/04/11
	Fannie Mae Pool #AH2980	4.00%	1/01/41	$2,408,624	$2,527,080
	Fannie Mae Pool #AH5658	4.00%	2/01/41	2,591,973	2,719,446
	Fannie Mae Pool #AH6768	4.00%	3/01/41	3,701,788	3,883,841
	Fannie Mae Pool #AH7537	4.00%	3/01/41	3,135,736	3,301,710
	Fannie Mae Pool #AA3206	4.00%	4/01/39	1,167,278	1,226,873
	Fannie Mae Pool #AE7707	4.00%	11/01/40	2,141,548	2,246,869
	Fannie Mae Pool #AA0644	4.50%	3/01/39	1,167,358	1,239,816
	Fannie Mae Pool #AA3207	4.50%	3/01/39	1,148,683	1,221,418
	Fannie Mae Pool #AA7659	4.50%	6/01/39	1,422,132	1,514,848
	Fannie Mae Pool #AD1471	4.50%	2/01/40	2,866,303	3,060,338
	Fannie Mae Pool #AD4456	4.50%	4/01/40	3,210,485	3,423,807
	Fannie Mae Pool #AD4458	4.50%	4/01/40	2,778,077	2,948,777
	Fannie Mae Pool #AD4940	4.50%	6/01/40	1,166,993	1,247,087
	Fannie Mae Pool #AD7272	4.50%	7/01/40	1,442,320	1,541,310
	Fannie Mae Pool #934942	5.00%	9/01/39	1,117,224	1,201,191
	Fannie Mae Pool #AD8960	5.00%	6/01/40	1,529,701	$1,654,706

					$34,959,117

39

NOTES TO FINANCIAL STATEMENTS

	Description	Rate	Maturity Date	Par	Value
Goldman Sachs 8/25/11 to 10/17/11
	Fannie Mae Pool #AH9050	3.50%	2/01/26	$2,034,945	$2,126,915
	Fannie Mae Pool #AH0917	4.00%	12/01/40	1,641,145	1,721,856
	Fannie Mae Pool #AH5656	4.00%	1/01/41	1,668,617	1,753,808
	Fannie Mae Pool #AH6764	4.00%	3/01/41	1,619,536	1,699,184
	Fannie Mae Pool #AH7277	4.00%	3/01/41	1,630,357	1,716,651
	Fannie Mae Pool #663159	5.00%	7/01/32	4,283,309	4,621,958
	Fannie Mae Pool #806761	5.50%	9/01/34	3,699,142	4,033,076
	Fannie Mae Pool #844361	5.50%	11/01/35	1,919,346	2,091,412
	Fannie Mae Pool #944502	6.00%	6/01/37	1,323,033	1,452,752

					$21,217,612

Goldman Sachs 9/01/11 to 10/25/11
	Fannie Mae Pool #AH0301	3.50%	11/01/40	$1,372,045	$1,411,063
	Fannie Mae Pool #AH0306	4.00%	12/01/40	1,372,575	1,445,225
	Fannie Mae Pool #AH1077	4.00%	1/01/41	1,420,079	1,497,462
	Fannie Mae Pool #AE7699	4.00%	11/01/40	1,368,318	1,435,611
	Fannie Mae Pool #AH0914	4.50%	11/01/40	1,283,189	1,362,035
	Fannie Mae Pool #806754	4.50%	9/01/34	2,819,960	3,009,096
	Fannie Mae Pool #AC2109	4.50%	7/01/39	2,184,218	2,319,110
	Fannie Mae Pool #AD1942	4.50%	1/01/40	3,107,706	3,318,083
	Fannie Mae Pool #AD7256	4.50%	7/01/40	1,325,457	1,416,427
	Fannie Mae Pool #AD7242	4.50%	7/01/40	1,424,224	1,518,857
	Fannie Mae Pool #AD9614	4.50%	8/01/40	2,553,114	2,709,991
	Fannie Mae Pool #738589	5.00%	9/01/33	1,222,388	1,318,651
	Fannie Mae Pool #777621	5.00%	2/01/34	2,652,804	2,861,712
	Fannie Mae Pool #829275	5.00%	8/01/35	1,264,070	1,362,825
	Fannie Mae Pool #AC1463	5.00%	8/01/39	1,983,552	2,132,628
	Fannie Mae Pool #AC4395	5.00%	9/01/39	1,238,688	1,347,266
	Fannie Mae Pool #AD1586	5.00%	1/01/40	1,475,673	1,595,802
	Fannie Mae Pool #AD1943	5.00%	1/01/40	1,148,910	1,242,438

					$33,304,282

Goldman Sachs 9/15/11 to 11/02/11
	Fannie Mae Pool #AE2023	4.00%	9/01/40	$1,811,436	$1,900,522
	Fannie Mae Pool #AE5432	4.00%	10/01/40	2,175,923	2,282,934
	Fannie Mae Pool #AE5861	4.00%	10/01/40	1,772,799	1,859,985
	Fannie Mae Pool #AE6850	4.00%	10/01/40	1,267,580	1,329,919
	Fannie Mae Pool #AE6851	4.00%	10/01/40	1,700,530	1,784,162
	Fannie Mae Pool #AA3142	4.50%	3/01/39	1,910,734	2,038,888
	Fannie Mae Pool #AD7239	4.50%	7/01/40	1,559,914	1,666,975

40

NOTES TO FINANCIAL STATEMENTS

	Description	Rate	Maturity Date	Par	Value
	Fannie Mae Pool #MC0154	4.50%	8/01/39	$1,888,777	$2,008,375
	Fannie Mae Pool #MC0171	4.50%	9/01/39	1,633,241	1,743,803
	Fannie Mae Pool #727312	5.00%	9/01/33	2,356,186	2,541,735
	Fannie Mae Pool #829005	5.00%	8/01/35	1,703,672	1,836,772
	Fannie Mae Pool #934941	5.00%	8/01/39	1,848,898	1,997,098
	Fannie Mae Pool #AA0526	5.00%	12/01/38	1,036,626	1,120,365
	Fannie Mae Pool #AC5329	5.00%	10/01/39	1,492,307	1,611,925
	Fannie Mae Pool #AC6304	5.00%	11/01/39	1,570,797	1,696,707
	Fannie Mae Pool #AC6307	5.00%	12/01/39	1,859,589	2,008,646
	Fannie Mae Pool #AD1470	5.00%	2/01/40	2,963,785	3,205,055
	Fannie Mae Pool #257892	5.50%	2/01/38	1,576,155	1,718,933
	Fannie Mae Pool #702478	5.50%	6/01/33	1,383,296	1,508,603
	Fannie Mae Pool #829649	5.50%	3/01/35	1,530,137	1,668,028
	Fannie Mae Pool #952598	6.00%	7/01/37	1,175,000	1,297,181
	Fannie Mae Pool #952632	6.00%	7/01/37	1,674,025	1,838,158

					$40,664,769

Goldman Sachs 9/26/11 to 11/15/11
	Fannie Mae Pool #AH5657	4.00%	2/01/41	$1,244,091	$1,305,275
	Fannie Mae Pool #AE2012	4.00%	9/01/40	3,443,066	3,612,395
	Fannie Mae Pool #AE5862	4.00%	10/01/40	2,272,839	2,393,140
	Fannie Mae Pool #AE5863	4.00%	10/01/40	2,734,567	2,879,306
	Fannie Mae Pool #AE7703	4.00%	10/01/40	1,194,932	1,253,699
	Fannie Mae Pool #AA0645	4.50%	3/01/39	1,174,864	1,254,764
	Fannie Mae Pool #AD1585	4.50%	2/01/40	3,687,167	3,936,771
	Fannie Mae Pool #AD1988	4.50%	2/01/40	4,626,849	4,940,065
	Fannie Mae Pool #AD7271	4.50%	7/01/40	2,946,991	3,142,805
	Fannie Mae Pool #AD9613	4.50%	8/01/40	2,599,403	2,772,121
	Fannie Mae Pool #720025	5.00%	8/01/33	1,156,189	1,247,239
	Fannie Mae Pool #AC7199	5.00%	12/01/39	4,653,616	5,026,632
	Fannie Mae Pool #AC6790	5.00%	12/01/39	1,155,321	1,255,509
	Fannie Mae Pool #AD1560	5.00%	3/01/40	2,431,500	2,626,399
	Fannie Mae Pool #AD2896	5.00%	3/01/40	1,185,979	1,289,567
	Fannie Mae Pool #885724	5.50%	6/01/36	2,634,274	2,867,140
	Fannie Mae Pool #AA0527	5.50%	12/01/38	2,403,179	2,619,371

					$44,422,198

Derivatives

The Fund may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Use of derivative contracts may give rise to losses. To the extent amounts due to the Fund from counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any

41

NOTES TO FINANCIAL STATEMENTS

collateral pledged by the counterparty to the Fund. For over-the-counter purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in value of the options should the counterparty not perform under the contracts. Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative instruments, as described below. For open derivative instruments as of September 30, 2011, see the following section for financial futures contracts.

The effect of Derivative Instruments on the Statement of Operations during the year ended September 30, 2011 is as follows:

Derivative Instruments Categorized by Risk Exposure	Net Realized Losses from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk	$(7,135,745)	$(2,584,504)

For the year ended September 30, 2011, the average volume of derivative activities are as follows:

Futures Short Positions (Contracts)
994

Financial Futures Contracts

The Fund entered into futures contracts in an effort to manage both the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

The Fund had the following open futures contracts at September 30, 2011:

42

NOTES TO FINANCIAL STATEMENTS

	Number of Contracts	Expiration Date	Unrealized Appreciation (Depreciation)	Notional Value	Counterparty
Short Position:

90 Day Euro
Dollar	25	March, 2012	$(15,625)	$6,197,500	Barclays Capital
	25	March, 2013	(57,812)	6,154,688	Barclays Capital
	25	March, 2014	(99,062)	6,081,875	Barclays Capital
	25	June, 2012	(26,250)	6,186,875	Barclays Capital
	25	June, 2013	(65,625)	6,142,500	Barclays Capital
	25	June, 2014	(103,125)	6,066,562	Barclays Capital
	25	September, 2012	(37,187)	6,176,563	Barclays Capital
	25	September, 2013	(70,938)	6,130,313	Barclays Capital
	25	September, 2014	(106,250)	6,051,563	Barclays Capital
	25	December, 2011	(9,688)	6,207,188	Barclays Capital
	25	December, 2012	(48,750)	6,164,688	Barclays Capital
	25	December, 2013	(94,688)	6,096,250	Barclays Capital
Ten Year
U.S. Treasury Notes	325	December, 2011	(341,992)	41,938,477	Barclays Capital
Thirty Year
U.S. Treasury Bonds	325	December, 2011	(1,901,758)	44,451,367	Barclays Capital

Details of underlying collateral pledged for open futures contracts in addition to the deposit at brokers shown on the Statement of Assets and Liabilities at September 30, 2011 is as follows:

Description	Yield	Maturity Date	Par	Market Value
Fannie Mae Discount Note	0.13%	10/12/11	$2,000,000	$1,999,980

Options

The Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. A Fund may also purchase put and call options. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The Fund does not have any outstanding options as of September 30, 2011.

Swaptions

The Fund may purchase or write swaptions in an attempt to gain additional protection against the effects of interest rate fluctuations. Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option (interest rate risk). In purchasing and writing swaptions, the Fund bears the risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. The Fund executes transactions in over-the-counter swaptions. Transactions in over-the-counter swaptions may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).The Fund does not have any outstanding call swaptions as of September 30, 2011.

43

NOTES TO FINANCIAL STATEMENTS

TBA Commitments

The Fund may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”.

Mortgage Backed Securities

Because the Fund will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Fund invests in certain mortgage backed securities that qualify under the CRA in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Credit Enhancement

Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA).

Fair Value Measurements:

Various inputs are used in determining the fair value of investments which are as follows:

•  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•  Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active.

•  Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

44

NOTES TO FINANCIAL STATEMENTS

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of September 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Investment Company	$6,228,259	$—	$—	$6,228,259
Municipal Bonds	—	14,708,184	—	14,708,184
Corporate Bonds	—	1,196,109	—	1,196,109
U.S. Government Agency Backed Mortgages	—	614,702,965	—	614,702,965
U.S. Government Agency Obligations	—	62,589,305	—	62,589,305
Promissory Notes	—	10,306,592	—	10,306,592

	$6,228,259	$703,503,155	$—	$709,731,414

Total Assets	$6,228,259	$703,503,155	$—	$709,731,414

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$(2,978,750)	$—	$—	$(2,978,750)

* Other financial instruments are futures contracts which are not reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the investment.

During the year ended September 30, 2011, the Fund recognized no transfers to/from level 1 or 2. The Fund’s policy is to recognize transfers to/from level 1, level 2 and level 3 at the end of the year utilizing fair value at the beginning of the year.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage and asset-backed securities are included in the financial statements as interest income.

45

NOTES TO FINANCIAL STATEMENTS

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended September 30, 2011, permanent difference reclassification amounts were as follows:

Increase Undistributed Net Investment Income	Decrease Accumulated Realized Loss	Decrease Paid-in-Capital
$618,469	$1,292,928	$(1,911,397)

3. Agreements and Other Transactions with Affiliates

RBC GAM (US) serves as investment advisor to the Fund. The Advisor has agreed to waive or limit fees through January 31, 2013, to maintain expenses (excluding interest expense, management fees and distribution fees) at 0.20% of the Fund’s average monthly gross assets less liabilities, other than indebtness for borrowing. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation disclosed in the effective prospectus. During the year ended September 30, 2011, no reimbursements were made to the Advisor.

Under the terms of the Fund’s management agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s average daily total assets less liabilities, other than indebtedness for borrowing. For purposes of calculating the management fee, assets purchased with borrowed monies are included in the total that is subject to the management fee. As a result, the Advisor has an incentive to use leverage so as to increase the amount of assets upon which it may charge a fee. As of September 30, 2011, the impact of leverage raised the management fee to approximately 63 basis points (0.63%) of the Fund’s average net assets.

The RBC Funds currently pay the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $30,000 ($32,500 effective October 1, 2011). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or adviser fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated to the Fund either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

46

NOTES TO FINANCIAL STATEMENTS

4. Fund Distribution:

The Fund has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for, or to reimburse the Distributor monthly for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2011, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2011 were as follows:

Purchases(Excl. U.S. Gov’t.)	Sales(Excl. U.S. Gov’t.)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
$ 156,849,123	$117,554,524	$—	$—

6. Capital Share Transactions:

The Trust is authorized to issue 1,000,000,000 shares of beneficial interest (“shares outstanding”) with par value of $.0000001. Transactions in shares of the Fund are summarized below:

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,360,376	$4,694,851
Distributions reinvested	205,393	124,567
Cost of shares redeemed	(8,377,225)	(1,346,445)

Change in Class A	$(3,811,456)	$3,472,973

Class I
Proceeds from shares issued	$21,722,161	$62,153,630
Distributions reinvested	10,344,407	10,405,085
Cost of shares redeemed	(27,606,361)	(98,519,903)

Change in Class I	$4,460,207	$(25,961,188)

Change in net assets resulting from capital transactions	$648,751	$(22,488,215)

47

NOTES TO FINANCIAL STATEMENTS

	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010
SHARE TRANSACTIONS:
Class A
Issued	450,086	477,077
Reinvested	21,131	12,657
Redeemed	(866,187)	(136,866)

Change in Class A	(394,970)	352,868

Class I
Issued	2,238,593	6,329,731
Reinvested	1,064,932	1,059,320
Redeemed	(2,851,208)	(10,040,098)

Change in Class I	452,317	(2,651,047)

Change in shares resulting from capital transactions	57,347	(2,298,179)

7. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

As of September 30, 2011, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$ 668,807,725	$42,663,378	$(1,739,689)	$40,923,689

The tax character of distributions were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
For the year ended September 30, 2011	$26,023,509	$26,023,509
For the year ended September 30, 2010	28,353,542	28,353,542

48

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2011, the components of accumulated earnings/(losses) and tax character of distributions paid are as follows:

Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Deferred Post October Losses	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Losses
$ 58,428	$58,428	$(1,383,256)	$(11,203,794)	$(30,723,459)	$40,923,689	$(2,328,392)

As of September 30, 2011, the Fund had capital loss carryforwards for federal income tax purposes as follows:

Capital Loss Carryforward	Expires
$ 3,756,334	2012
659,184	2013
27,743	2014
2,484,167	2015
8,197,543	2016
11,587,282	2018
4,011,206	2019

The Fund had capital loss carryforwards of $1,911,397 expire as of the end of the fiscal year ending September 30, 2011.

The Regulated Investment Company Modernization Act of 2010 (The “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year beginning after September 30, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund will be contained within this section of the Fund’s fiscal year ending September 30, 2012 financial statements.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post October capital losses of $11,203,794 which were treated as arising on the first business day of the fiscal year ending September 30, 2012.

Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the tax years ended September 30 of the years 2008, 2009, 2010, 2011 and the tax year ended May 31 of 2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the period ended September 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalities, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

8. Subsequent Events.

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Access Capital Community Investment Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Access Capital Community Investment Fund (the “Fund”), one of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Access Capital Community Investment Fund, as of September 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 22, 2011

50

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund designates a portion of the income dividends distributed during the fiscal year ended September 30, 2011, as qualified interest income as defined in the Internal Revenue Code as 100%.

The designation is based on financial information available as of the date of this annual report and, accordingly, is subject to change. It is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

51

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (January 2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (60)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia

Leslie H. Garner Jr. (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (60)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (62)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

52

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (59)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Syntroleum Corporation; Brookdale Senior Living Inc.; LabOne, Inc.; American Retirement Corp.

William B. Taylor (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: J.E. Dunn Vermont Assurance

Interested Trustees(1)(2)(3)

Erik R. Preus (46)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2006

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds Trust (2006 to present); Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009 to present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, RBC Global Asset Management (U.S.) Inc. (2003-2004)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Erik R. Preus (46)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009 to present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006)

James A. Gallo (47)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position, Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002 to present)

53

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (44)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006)

Kathleen A. Gorman (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds Trust (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Lee Thoresen (40)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006)

John M. Huber (43)

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, U.S. Fixed Income Funds since February 2004

Principal Occupation(s) During Past 5 Years: Senior Managing Director and Chief Investment Officer, Fixed Income, RBC Global Asset Management (U.S.) Inc. (2004 to present)

Gordon Telfer (45)

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, U.S. Equity Funds since October 2009; Portfolio Strategist from March 2004 to October 2009

Principal Occupation(s) During Past 5 Years: Director of Equities - U.S., RBC Global Asset Management (U.S.) Inc. (June 2009 to present); Head of Growth Equities, RBC Global Asset Management (U.S.) Inc. (2008-2009); Senior Portfolio Manager, RBC Global Asset Management (U.S.) Inc. (2004-2008); Managing Director, RBC Global Asset Management (U.S.) Inc. (2007-present); Vice President, RBC Global Asset Management (U.S.) Inc. (2004-2007)

Mark Poole (50)

Address: BlueBay Asset Management Ltd., 77 Grosvenor Street, London, W1K 3JR, United Kingdom

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Global Fixed Income Funds since September 2011

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, BlueBay Asset Management Ltd. (2001 to present)

54

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Ronald A. Homer (64)

Position, Term of Office and Length of Time Served with the Trust: President since July 2008

Principal Occupation(s) During Past 5 Years: Managing Director, RBC Global Asset Management (U.S.) Inc. and President, Access Capital Community Investment Fund (July 2008 to present); Chief Executive Officer and Co-Managing Member, Access Capital Strategies LLC (1997-July 2008); Chairman, Access Capital Strategies Community Investment Fund (1998-July 2008)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with a critical skill.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

55

SHARE CLASS INFORMATION (UNAUDITED)

The Access Capital Community Investment Fund offers Class A and Class I shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Fund are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

56

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the Access Capital Community Investment Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11-9/30/11	Annualized Expense Ratio During Period 4/1/11-9/30/11
Class A	$ 1,000.00	$1,038.90	$5.53	1.07%
Class I	$ 1,000.00	$1,039.10	$4.24	0.82%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period* 4/1/11-9/30/11	Annualized Expense Ratio During Period 4/1/11-9/30/11
Class A	$ 1,000.00	$1,019.92	$5.48	1.07%
Class I	$ 1,000.00	$1,021.19	$4.20	0.82%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/365 (to reflect one half-year period).

57

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2011, after evaluating the services provided by RBC Global Asset Management (U.S.), Inc. (the “Advisor”) and reviewing the performance, fees and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The review process was guided by the Board’s Valuation, Portfolio Management and Performance Committee. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, as well as a special meeting to review requested material related to the proposed renewals and a meeting held to specifically consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Fund, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature and quality of the services provided to the Fund by the Advisor, including information prepared by an independent third-party consultant as to the Fund’s performance relative to appropriate securities index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees also requested information regarding other funds that focus particularly on investments eligible for regulatory credit under the Community Reinvestment Act of 1977. The Trustees reviewed performance data both before and after fees and expenses. The Trustees reviewed the investment advisory fees payable to the Advisor, and reviewed comparative fee and expense information for similarly situated funds prepared by the consultant. The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advised in a similar strategy. The Trustees evaluated profitability data for the Advisor, and considered information regarding other benefits the Advisor and its affiliates derived from its relationships with the Fund.

With regard to Fund performance, the Trustees recognized that the Fund’s total return was near the peer group median, and that the Fund’s investment operations were consistent with its stated mandate. The Fund’s advisory fees and overall expense levels were higher than its peers, but the Trustees recognized that the Fund’s use of leverage contributed to its higher relative expenses.

In considering the quality of services to be provided by the Advisor, the Trustees discussed the Advisor’s specialized expertise in the area of fixed income investments eligible for regulatory credit under the Community Reinvestment Act of 1977 and the continued focus on the Fund’s related core mandate by the Advisor’s leadership team. The Trustees also considered the Advisor’s research, credit and fundamental analysis capabilities, the portfolio management experience of the Advisor’s staff, as well as its operational and compliance structure and systems and financial strength.

58

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement for the Fund. In arriving at their decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

59

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60

Access Capital P.O.

Box 701

Milwaukee, WI 53201-0701
800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the Fund. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the Fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2011.

NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

RBC Global Asset Management U.S., Inc. serves as investment adviser to the Access Capital Community Investment Fund. The Fund is distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-AC AR09-11

	RBC Funds
About Your Annual Report

This annual report includes detailed information about the RBC U.S. Long Corporate Fund (the” Fund”) including financial statements, performance, and a complete list of holdings.

The Fund compares its performance against the Barclays Capital Long U.S. Corporate Index which is a widely used market index.

We hope the financial information presented will help you evaluate your investment in the Fund. We also encourage you to read your Fund’s prospectus for further detail as to the Fund’s investment policies and risk profile. Fund prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

Table of Contents
	Letter from the CIO	1
	Portfolio Managers	3
	Performance Summary	4
	Management Discussion and Analysis	5
	Schedule of Portfolio Investments	7
	Financial Statements
	- Statement of Assets and Liabilities	10
	- Statement of Operations	11
	- Statement of Changes in Net Assets	12
	Financial Highlights	13
	Notes to Financial Statements	14
	Report of Independent Registered Public Accounting Firm	19
	Other Federal Income Tax Information	20
	Management	21
	Supplemental Information	25
	Approval of Investment Advisory Agreement	26

LETTER FROM THE CIO

Dear Shareholder:

Over the past year, what looked like decent U.S. growth in the first half of the year turned out to be more of a mirage. The recovery that was widely expected to take root over the second half of 2011 simply hasn’t developed. While a stronger global economy was a key argument for a sustainable recovery here in the U.S., many of those countries are now facing diminished growth expectations. And while consumer and business confidence can be fickle, especially in a deleveraging environment, spending and hiring have all disappointed.

What has also changed is the level of discourse focused on the long term fiscal health of the United States and Europe. While the debt discussions this summer in Washington were a fiasco, changes are now forthcoming, whether they occur by force or choice. That’s ultimately good for credit quality. The S&P downgrade of U.S. debt from its AAA rating was certainly a new challenge. The combination of political theatrics and the downgrade dealt a real blow to investor confidence.

Many economic fundamentals, however, have not changed over the past year. Several baseline economic constraints remain firmly in place. Higher government debt burdens are associated with slower economic growth. Ongoing financial deleveraging limits consumption and reduces investment. Further, the natural reversal of fiscal stimulus continues to serve as an economic drag. Today’s economic growth is weak, but it’s still positive. Corporations continued to produce solid earnings despite the economic environment. Balance sheets, cash flow and liquidity remain strong across most corporate sectors. Regulatory capital is increasing in the banking sector. Housing also appears to have bottomed, an important condition before economic growth can sustain itself.

The longer-term implications of all this should be quite limited. First, and contrary to expectations, American borrowing costs responded to the downgrade by going down, not up. And no major class of investor has abandoned or become ineligible to buy U.S. Treasuries. Second, the U.S. is quite unlike Greece. To that point, S&P downgraded the U.S. primarily due to political dysfunction, not intractable economic or fiscal problems. The U.S. economy is weak, but has good long-term prospects due to favorable productivity and demographic trends. The debt burden is rising, but manageable, for the world’s reserve currency.

Concerns over the ongoing financial crisis in Europe are certainly reasonable, but those worries are nothing new. The markets increasingly understand we need to see real burden sharing between creditors and debtors along with a move to some form of a fiscal union. A Euro break-up, one which can be avoided through strong leadership, would certainly be a disaster for the global economy, but the global central banks and the G7 leaders have already done too much, through monetary and fiscal stimulus, to allow that to occur. It’s a problem that requires a global response. Ultimately, the costs involved in fixing the European problem are lower than the costs of failure.

Risk aversion is understandably elevated at present, contributing to historically low yields. Real yields, adjusting for inflation, are already negative in most of the developed world. This type of environment punishes savers and rewards

1

LETTER FROM THE CIO

borrowers. More constructively, it also encourages risk-taking behavior, which is a necessary condition for more vibrant economic growth. This brings opportunity for those willing to take advantage of it.

Throughout my career, I have seen incredible bull markets and unimaginable bear markets. Through all the ups and downs, investors who have remained focused on their financial objectives, within the appropriate broad context, have generally been successful.

Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

John Huber Chief Investment Officer Fixed Income	John M. Huber, CFA Chief Investment Officer, Fixed Income RBC Funds

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM (US)”) serves as the investment advisor to the RBC U.S. Long Corporate Fund. RBC GAM (US) employs a team approach to the management of the RBC U.S. Long Corporate Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

John M. Huber, CFA

Senior Managing Director, Chief Investment Officer — Fixed Income

John Huber oversees RBC GAM (US)’s fixed income research and portfolio management efforts. He is a member of the firm’s Executive Committee. John joined RBC GAM (US) in 2001 from Galliard Capital Management where he was a founding member and principal. Before that, John was a portfolio manager at Norwest Investment Management, where he began his career in the capital markets group in 1990. He earned a BA from the University of Iowa and an MBA in Finance from the University of Minnesota Carlson School of Management. John acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. He is also a board member of the Minneapolis Downtown YMCA. John is a CFA charterholder and a member of the CFA Society of Minnesota.

John M. Huber, CFA

Susanna Gibbons, CFA

Vice President, Portfolio Manager

Susanna Gibbons leads our fixed income group’s Credit Research Team. Susanna has extensive fixed income industry experience and is currently responsible for researching the banking, energy, and utilities sectors of the credit markets. She also has considerable expertise in portfolio management, with current responsibilities for our core, investment grade, and high yield mandates. Susanna joined RBC GAM (US) in 2007 from Jeffrey Slocum & Associates, where she was the director of fixed income research. She previously held several senior credit and portfolio management positions at The St. Paul Companies. Susanna began her career in the investment industry in 1985 and has also worked for J.P. Morgan Investment Management and MetLife. She earned a BA from Bryn Mawr College and an MBA from the New York University Stern School of Business. Susanna is a CFA charterholder.

Susanna Gibbons, CFA

3

PERFORMANCE SUMMARY

Aggregate Total Returns as of September 30, 2011
RBC U.S. Long Corporate Fund
	Since Inception	Expense Ratio*
RBC U.S. Long Corporate Fund (a) - At Net Asset Value	4.71%	0.00%

Barclays Capital Long U. S. Corporate Index (b)	6.64%
Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us.

The Barclays Capital Long U.S. Corporate Index is an unmanaged index that is composed of U.S. dollar-denominated investment grade, SEC-registered corporate bonds issued by industrial, utility, and financial companies that have at least 10 years to maturity.

(a) The inception date for the RBC U.S. Long Corporate Fund is May 31, 2011.

(b) You cannot invest directly into the index.

* The Funds’s expenses reflect the most recent period end (September 30, 2011).

The advisor has contractually agreed to waive all expenses for this period

4

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC U.S. Long Corporate Fund

Seeks to maximize a risk-adjusted total return. Invests primarily in U.S. corporate bonds, with at least 90% of its assets in fixed income instruments and up to 10% of its assets in cash or cash equivalents.

Investment Strategy

Since the Fund’s inception on May 31, 2011, the Fund had a total return of 4.71% as of September 30, 2011. That compares to a total return of 6.64% for the Barclays Capital U.S. Long Corporate Index, the Fund’s primary benchmark.

Performance

•    The yield advantage in the portfolio was modestly positive.

•    Outperformance by high quality issuers such as Virginia Electric Power, Appalachian Power, and Pacific Gas & Electric had a positive impact on the Fund’s relative performance.

Factors That Made Positive Contributions

•    An overweight in the financials sector was the primary factor detracting from relative performance.

•    Exposure to cyclical or lower quality issuers such as Arcelor Mittal, Telefonica, and Transocean had a negative impact on performance.

•    The portfolio was slightly short duration, which negatively impacted performance, as interest rates declined sharply.

Factors That Detracted From Relative Returns

Investing in the Fund involves risks common to any investment in securities. By itself, the Fund does not constitute a balanced investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will meet its goal. It is possible to lose money by investing in the Fund.

5

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
	RBC U.S. Long Corporate Fund
Investment Objective	Long-term total return.
Benchmark	Barclays Capital U.S. Long Corporate Index
Asset Allocation (as of 9/30/11) (% of fund’s investments) & Top Five Industries (as of 9/30/11) (% of fund’s net assets)
Top Ten Holdings	AT&T, Inc.	3.42%	ONEOK Partners LP	2.23%
(as of 9/30/11)	General Electric Capital Corp.	2.94%	Anheuser-Busch Cos., Inc.	2.21%
(% of fund’s	Norfolk Southern Corp.	2.43%	Midamerican Energy Holdings Co.	2.15%
net assets)	Florida Power & Light Co.	2.29%	Pacific Gas & Electric Co.	2.14%
	Estee Lauder Cos., Inc. (The)	2.28%
	GlaxoSmithKline Capital, Inc.	2.23%
	*A listing of all portfolio holdings can be found beginning on page 7.
Growth of $10,000 Initial Investment Since Inception (5/31/11)
	The graph reflects an initial investment of $10,000 over the period from May 31, 2011 to September 30, 2011. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

6

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC U.S. Long Corporate Fund

September 30, 2011

Principal Amount		Value
Corporate Bonds — 98.40%
Banks - Domestic — 5.56%
$ 70,000	Bank of America Corp., 6.50%, 9/15/37	$ 56,907
70,000	Citigroup, Inc., 6.00%, 10/31/33	61,335
25,000	Fifth Third Bancorp, 8.25%, 3/1/38	29,908
70,000	Wachovia Corp., 5.50%, 8/1/35	68,898

		217,048

Consumer Discretionary — 17.24%
65,000	Anheuser-Busch Cos., Inc., 6.80%, 8/20/32	86,158
40,000	CBS Corp., 7.88%, 7/30/30	50,498
70,000	Comcast Corp., 6.40%, 5/15/38	80,581
60,000	Directv Holdings LLC/Directv Financing Co., Inc., 6.35%, 3/15/40	66,823
70,000	Estee Lauder Cos., Inc. (The), 6.00%, 5/15/37	89,003
30,000	McDonald’s Corp., 6.30%, 10/15/37	40,500
70,000	News America, Inc., 6.20%, 12/15/34	74,936
60,000	Time Warner Cable, Inc., 7.30%, 7/1/38	72,992
60,000	Time Warner, Inc., 7.70%, 5/1/32	76,136
30,000	Viacom, Inc., 6.88%, 4/30/36	35,749

		673,376

Consumer Staples — 7.33%
50,000	Archer-Daniels-Midland Co., 7.50%, 3/15/27	70,734
70,000	CVS Caremark Corp., 6.13%, 9/15/39	82,139
65,000	Kraft Foods, Inc., 6.88%, 2/1/38	81,940
40,000	Wal-Mart Stores, Inc., 6.20%, 4/15/38	51,579

		286,392

Energy — 17.83%
70,000	Anadarko Petroleum Corp., 6.45%, 9/15/36	74,045
65,000	Apache Corp., 6.00%, 1/15/37	80,880
30,000	Cameron International Corp., 7.00%, 7/15/38	37,098
50,000	ConocoPhillips Holding Co., 6.95%, 4/15/29	66,565
25,000	Devon Financing Corp., 7.88%, 9/30/31	35,011
40,000	Enterprise Products Operating LLC, 6.88%, 3/1/33	47,091
30,000	Hess Corp., 5.60%, 2/15/41	32,365
43,000	Kinder Morgan Energy Partners LP, 7.40%, 3/15/31	51,694
70,000	Midamerican Energy Holdings Co., 6.13%, 4/1/36	83,844
75,000	ONEOK Partners LP, 6.65%, 10/1/36	87,205
65,000	Transocean, Inc., 6.80%, 3/15/38	67,276
30,000	Williams Partners LP, 6.30%, 4/15/40	33,203

		696,277

Finance - Diversified Domestic — 9.65%
30,000	Credit Suisse USA, Inc., 7.13%, 7/15/32	34,325
100,000	General Electric Capital Corp., 6.88%, 1/10/39	114,774
70,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37	64,032

7

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC U.S. Long Corporate Fund (cont.)

September 30, 2011

Principal Amount		Value
$ 60,000	HSBC Holdings Plc, 7.63%, 5/17/32	$63,176
70,000	JP Morgan Chase Capital XXV, 6.80%, 10/1/37	70,254
30,000	Morgan Stanley, 7.25%, 4/1/32	30,320

		376,881

Health Care — 2.23%
65,000	GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38	87,137

Industrials — 6.45%
60,000	Boeing Co. (The), 6.88%, 3/15/39	82,924
70,000	Norfolk Southern Corp., 7.05%, 5/1/37	94,974
30,000	United Technologies Corp., 6.13%, 7/15/38	37,815
30,000	Waste Management, Inc., 6.13%, 11/30/39	36,366

		252,079

Insurance — 4.75%
50,000	AXA SA, 8.60%, 12/15/30	55,978
35,000	Hartford Financial Services Group Inc., 6.10%, 10/1/41	30,485
65,000	MetLife, Inc., 6.40%, 12/15/36	57,615
35,000	Travelers Cos., Inc., 6.25%, 6/15/37	41,287

		185,365

Materials — 5.55%
30,000	ArcelorMittal, 7.00%, 10/15/39	26,756
30,000	Cliffs Natural Resources, Inc., 6.25%, 10/1/40	29,217
65,000	Dow Chemical Co. (The), 7.38%, 11/1/29	81,875
35,000	Rio Tinto Alcan, Inc., 6.13%, 12/15/33	41,022
35,000	Vale Overseas Ltd., 6.88%, 11/21/36	37,751

		216,621

Real Estate — 1.65%
60,000	HCP, Inc. REIT, 6.75%, 2/1/41	64,342

Telecommunication Services — 10.31%
30,000	Alltel Corp., 7.88%, 7/1/32	42,783
115,000	AT&T, Inc., 6.40%, 5/15/38	133,473
65,000	Cisco Systems, Inc., 5.90%, 2/15/39	78,072
75,000	Telefonica Emisiones SAU, 7.05%, 6/20/36	74,945
60,000	Verizon Communications, Inc., 6.40%, 2/15/38	73,543

		402,816

Utilities — 9.85%
30,000	Appalachian Power Co., 7.00%, 4/1/38	40,112
70,000	Florida Power & Light Co., 5.95%, 2/1/38	89,395
70,000	Pacific Gas & Electric Co., 6.05%, 3/1/34	83,547

8

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC U.S. Long Corporate Fund (cont.)

September 30, 2011

Principal Amount		Value
$42,000	Sempra Energy, 6.00%, 10/15/39	$ 50,831
50,000	South Carolina Electric & Gas Co., 5.50%, 12/15/39	57,500
50,000	Virginia Electric & Power Co., 6.00%, 5/15/37	63,573

		384,958

Total Corporate Bonds (Cost $3,738,949)		3,843,292

Shares
Investment Company — 2.00%
78,168	JPMorgan Prime Money Market Fund	78,168

Total Investment Company (Cost $78,168)		78,168

Total Investments (Cost $3,817,117)(a) — 100.40%		$3,921,460

Liabilities in excess of other assets — (0.40)%		(15,517)

NET ASSETS — 100.00%		$3,905,943

(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See notes to financial statements.

9

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments in securities, at value (cost $3,817,117)	$3,921,460
Interest and dividends receivable	61,982
Receivable from the advisor	20,067
Prepaid expenses and other assets	6,817

Total Assets	4,010,326

Liabilities:
Distributions payable	1,136
Payable for investments purchased	63,268
Accrued expenses and other payables:
Accounting fees	2,184
Trustee fees	15
Audit fees	34,690
Transfer Agent fees	700
Other	2,390

Total Liabilities	104,383

Net Assets	$3,905,943

Net Assets Consist Of:
Capital	$3,801,600
Net unrealized appreciation on investments	104,343

Net Assets	$3,905,943

Shares Outstanding (Unlimited number of shares authorized, no par value):	379,942

Net Asset Values and Redemption Price Per Share:	$10.28

See notes to financial statements.

10

FINANCIAL STATEMENTS

Statement of Operations

For the Period Ended September 30, 2011(a)

Investment Income:
Interest income	$69,221
Dividend income	10

Total Investment Income	69,231

Expenses:
Accounting services	8,532
Audit fees	39,806
Legal fees	61
Custodian fees	252
Insurance fees	2,378
Trustees’ fees and expenses	38
Transfer agent fees	2,816
Printing and shareholder reports	376
Other fees and expenses	2,147

Total expenses	56,406

Expenses reduced/waived by:
Advisor	(56,406)

Net Investment Income	69,231

Net change in unrealized appreciation on investments	104,343

Change in net assets resulting from operations	$173,574

(a)	For the period from May 31, 2011(commencement of operations) to September 30, 2011.

See notes to financial statements.

11

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

For the Period Ended September 30, 2011(a)
From Investment Activities:
Operations:
Net investment income	$69,231
Net change in unrealized appreciation on investments	104,343

Change in net assets resulting from operations	173,574

Distributions to Shareholders:
From net investment income	(69,231)

Change in net assets resulting from shareholder distributions	(69,231)

Capital Transactions:
Proceeds from shares issued in-kind (note 5)	3,598,672
Proceeds from shares issued	144,833
Distributions reinvested	68,095
Cost of shares redeemed	(10,000)

Change in net assets resulting from capital transactions	3,801,600

Net increase in net assets	3,905,943

Net Assets:
Beginning of period	—

End of period	$3,905,943

Share Transactions:
Issued in-kind	359,867
Issued	14,331
Reinvested	6,773
Redeemed	(1,029)

Change in shares resulting from capital transactions	379,942

(a)	For the period from May 31, 2011 (commencement of operations) to September 30, 2011.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

RBC U.S. Long Corporate Fund

(Selected data for a share outstanding throughout the periods indicated)

For the Period Ended September 30,2011(a)
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Net investment income(b)	0.19
Realized and unrealized gain (loss)	0.28

Total from investment operations	0.47

Less dividends from net investment income	(0.19)

Net asset value, end of period	$10.28

Total Investment Return:	4.71%
Based on net asset value per share
Ratios to Average Net Assets:(c)
Ratio of Net Expenses to Average Net Assets	0.00%
Ratio of Net Investment Income to Average Net Assets	5.52%
Ratio of Expenses to Average Net Assets*	2.40%
Net assets, end of period (in thousands)	$3,906
Portfolio turnover	0%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	For the period from May 31, 2011 (commencement of operations) to September 30, 2011.
(b)	Based on average shares outstanding.
(c)	Annualized for those periods that are less than one year.

See notes to financial statements.

13

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

1. Organization

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as a open-end management Investment Company. The Trust was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This annual report is for the RBC U.S. Long Corporate Fund (the “Fund”), which offers one share class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) acts as the investment advisor for the Trust. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”).

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Fund. The policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

Bonds and other fixed income securities, including TBA commitments, are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These valuation techniques take into account mutiple factors, including fundamental security analytical data, information from broker-dealers, market spreads and interest rates. Short-term debt obligations, with less than 60 days to maturity at time of purchase, are valued at amortized cost unless Fund Management determines that amortized cost no longer approximates market value. In such cases where a security price is unavailable, or where Fund Management determines that the value provided by the pricing services or amortized cost does not approximate fair value, the Board has approved pricing and valuation procedures to determine a security’s fair value. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; and trading in similar securities. Investments in open-end investment companies are valued at net asset value.

Financial Instruments:

TBA Commitments

The Fund may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. There were no outstanding TBA commitments for the period ended September 30, 2011.

Credit Enhancement

Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and

14

NOTES TO FINANCIAL STATEMENTS

third party insurance (i.e., AMBAC and MBIA). For the period ending September 30, 2011, there are no obligations with credit enhancement or liquidity features.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

• Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active.

• Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of September 30, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Corporate Bonds	$—	$3,843,292	$—	$3,843,292
Investment Company	78,168	—	—	78,168

	$78,168	$3,843,292	$—	$3,921,460

During the period ended September 30, 2011, the Fund recognized no significant transfers to/from level 1 or 2. The Fund’s policy is to recognize transfers between level 1, level 2 and level 3 at the end of the year utilizing fair value at the beginning of the year.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15,2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except for on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes the amortization and accretion of premium or discount using the effective yield method.

15

NOTES TO FINANCIAL STATEMENTS

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the period ended September 30, 2011 there were no permanent difference reclassification amounts for the Fund.

3. Agreements and Other Transactions with Affiliates

RBC GAM (US) serves as investment advisor to the Fund. The Advisor has contractually agreed to waive fees and/or pay Fund operating expenses in order to limit the “Total Annual Fund Operating Expenses” of the Fund to 0.00% of the Fund’s average daily net assets (excluding interest, taxes, brokerage commissions, or non-routine expenses such as litigation). The expense limitation agreement is in place until November 22, 2012 and may not be terminated by the Advisor prior to that date.

The Fund will not pay the Advisor directly for advisory services. The Fund is designed to be a component of separately managed accounts for clients of RBC GAM (US), and for other pooled investment strategies managed by RBC GAM (US) and is not available for direct investment by the general public.

The RBC Funds currently pay the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $30,000 ($32,500 effective October 1, 2011). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Expense Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or administrative services fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated to the Fund either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense.

4. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the period ended 9/30/11 were as follows:

Purchases(Excl. US. Gov’t.)	Sales(Excl. US. Gov’t.)	Purchases of US. Gov’t.	Sales of US. Gov’t.
$ 3,741,478	$—	$—	$—

16

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Fund are summarized below:

For the Period Ended September 30, 2011(a)

CAPITAL TRANSACTIONS:
Proceeds from shares issued in-kind	$3,598,672
Proceeds from shares issued	144,833
Distributions reinvested	68,095
Cost of shares redeemed	(10,000)

Change in net assets resulting from capital transactions	$3,801,600

SHARE TRANSACTIONS:
Issued in-kind	359,867
Issued	14,331
Reinvested	6,773
Redeemed	(1,029)

Change in shares resulting from capital transactions	379,942

(a)	For the period from May 31, 2011(commencement of operations) to September 30, 2011.

During	the period ended September 30, 2011, the Fund had in kind contributions of $3,598,672 which were contributed from RBC GAM (US), the Fund’s advisor.

6. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

As of September 30, 2011 the tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$3,817,117	$194,840	$(90,497)	$104,343

The tax character of distributions were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
For the period ended September 30, 2011	$68,095	$68,095

17

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2011, the components of accumulated earnings/(losses) and tax character of distributions paid are as follows:

Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Unrealized Appreciation	Total Distributable Earnings
$ 1,136	$1,136	$(1,136)	$104,343	$104,343

As of September 30, 2011, the Fund did not have any capital loss carryforwards for federal income tax purposes.

Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the tax year ended September 30 of the year 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the period ended September 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalities, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

8. Subsequent Events.

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC U.S. Long Corporate Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of RBC U.S. Long Corporate Fund (the “Fund”), one of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2011, and the related statements of operations and changes in net assets and the financial highlights for the period from May 31, 2011 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RBC U.S. Long Corporate Fund, as of September 30, 2011, and the results of its operations and the changes in its net assets and the financial highlights for the period from May 31, 2011(commencement of operations) through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 22, 2011

19

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund designates a portion of the income dividends distributed during the fiscal year ended September 30, 2011, as qualified interest income as defined in the Internal Revenue Code as 100.00%.

The designation is based on financial information available as of the date of this annual report and, accordingly, is subject to change. It is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

20

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (January 2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (60)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia

Leslie H. Garner Jr. (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (60)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (62)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

21

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (59)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Syntroleum Corporation; Brookdale Senior Living Inc.; LabOne, Inc.; American Retirement Corp.

William B. Taylor (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: J.E. Dunn Vermont Assurance

Interested Trustees(1)(2)(3)

Erik R. Preus (46)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2006

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds Trust (2006 to present); Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009 to present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006); Director, Investment Consulting Services, RBC Dain Rauscher Inc. (2004-2005); Director, Voyageur Advisory Services, RBC Global Asset Management (U.S.) Inc. (2003-2004)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Erik R. Preus (46)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2006

Principal Occupation(s) During Past 5 Years: Head, Strategic Relationships Group, RBC Global Asset Management (U.S.) Inc. (2009 to present); Head of Retail Asset Management, RBC Global Asset Management (U.S.) Inc. (2006-2009); Chief Operating Officer, RBC Global Asset Management (U.S.) Inc. (2005-2006)

James A. Gallo (47)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position, Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002 to present)

22

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (44)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006)

Kathleen A. Gorman (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds Trust (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Lee Thoresen (40)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006)

John M. Huber (43)

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, U.S. Fixed Income Funds since February 2004

Principal Occupation(s) During Past 5 Years: Senior Managing Director and Chief Investment Officer, Fixed Income, RBC Global Asset Management (U.S.) Inc. (2004 to present)

Gordon Telfer (45)

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, U.S. Equity Funds since October 2009; Portfolio Strategist from March 2004 to October 2009

Principal Occupation(s) During Past 5 Years: Director of Equities - U.S., RBC Global Asset Management (U.S.) Inc. (June 2009 to present); Head of Growth Equities, RBC Global Asset Management (U.S.) Inc. (2008-2009); Senior Portfolio Manager, RBC Global Asset Management (U.S.) Inc. (2004-2008); Managing Director, RBC Global Asset Management (U.S.) Inc. (2007-present); Vice President, RBC Global Asset Management (U.S.) Inc. (2004-2007)

23

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Mark Poole (50)

Address: BlueBay Asset Management Ltd., 77 Grosvenor Street, London, W1K 3JR, United Kingdom

Position, Term of Office and Length of Time Served with the Trust: Chief Investment Officer, Global Fixed Income Funds since September 2011

Principal Occupation(s) During Past 5 Years: Chief Investment Officer, BlueBay Asset Management Ltd. (2001 to present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with a critical skill .

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Erik R. Preus has been determined to be an interested Trustee by virtue of his affiliation with the Trust.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC U.S. Long Corporate Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 31, 2011 (commencement of operations) through September 30, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Beginning Account Value 5/31/11	Ending Account Value 9/30/11	Expenses Paid During Period* 5/31/11-9/30/11	Annualized Expense Ratio During Period 5/31/11-9/30/11
$ 1,000.00	$1,000.00	$—	0.00%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 5/31/11	Ending Account Value 9/30/11	Expenses Paid During Period* 5/31/11-9/30/11	Annualized Expense Ratio During Period 5/31/11-9/30/11
$ 1,000.00	$1,025.34	$—	0.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 124/365 (to reflect one year period).

25

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

During the period of this report, after evaluating the services to be provided by RBC Global Asset Management (U.S.), Inc. (the “Advisor”) for the Fund, along with the fee and expense structure, and planned use of the Fund as a tool within a Risk Based Investing strategy offered to institutional investors of the Advisor, the RBC Funds Board of Trustees determined to approve the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an initial term.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor for the Fund, the staffing and qualifications of the personnel responsible for operating and managing the Fund, the experience and performance record of the Advisor with respect to the Risk Based Investing strategy, and the anticipated expense structure of the Fund. The review process was guided by the Board’s Valuation, Portfolio Management and Performance Committee. The Trustees considered information provided at a number of Board and Committee meetings throughout the year, during which the Board reviewed requested material related to the Fund and the proposed Agreement. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Fund, to discuss the information and the Advisor’s management of the Fund. The Trustees discussed the fact that the Fund would be used primarily as a tool within a Risk Based Investing strategy offered to institutional investors, and that the Advisor charges a related advisory fee to the investors outside of the Fund. Therefore, while the Fund’s Advisory Agreement contains typical substantive provisions governing the advisory relationship, it does not provide for any fee to be paid by the Fund to the Advisor. In addition, the Board considered the fact that the Advisor agreed, pursuant to an expense limitation agreement, to bear all of the operating expenses of the Fund. In view of the Fund’s particular fee and expense structure, the Trustees evaluated the legal and regulatory issues presented by a no-fee advisory agreement, and were comfortable that the structure was acceptable.

The Trustees focused their consideration of the Agreement mainly on reviewing the nature, extent and quality of the services provided under the Agreement, the Advisor’s experience managing portfolios of securities similar to those held by the Fund, and its experience managing portfolios in a Risk Based Investing approach. The Trustees also considered the Advisor’s commitment to the Fund and Risk Based Investing strategy.

In considering the quality of services to be provided by the Advisor, the Trustees discussed the Advisor’s specialized expertise in the area of fixed income investments and Risk Based Investing, and the Advisor’s research, credit and fundamental analysis capabilities, portfolio management experience, and operational and compliance structure and systems and financial strength.

Based upon their review, the Trustees determined that the nature and quality of services provided by the Advisor were of a high quality, and that it is in the interest of the Fund and its shareholders for the Trustees to approve the Agreement for the Fund. In arriving at their decision to approve the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

26

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27

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28

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the Fund. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the Fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2011.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management U.S., Inc. serves as investment adviser to the RBC Funds. The Fund is distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council certified paper. FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-LC AR 09-11

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $317,450 for 2011 and $283,350 for 2010.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2010.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $37,500 for 2011 and $38,330 for 2010.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)         (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

    (B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)         such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)         such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)         Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2010.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

             Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

             Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	RBC Funds Trust

By (Signature and Title)*	/s/ Erik R. Preus
Erik R. Preus, President and Chief Executive Officer
(principal executive officer)

Date	11/22/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Erik R. Preus
Erik R. Preus, President and Chief Executive Officer
(principal executive officer)

Date	11/22/11

By (Signature and Title)*	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Chief Financial Officer
(principal financial officer)

Date	11/22/11

* Print the name and title of each signing officer under his or her signature.